Files Nos. 333-0795
                                                                 811-07695
                                   FORM N-1A
   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [ ]


                 Post-Effective Amendment No. 4                           [X]


                                      and
   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [ ]


                  Amendment No. 5                                         [X]


                              --------------------
                           O'SHAUGHNESSY FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)


                 35 Mason Street, Greenwich, Connecticut 06830
              (Address of Principal Executive Offices) (Zip Code)
              Registrant's Telephone Number, Including Area Code:
                                 (203) 869-7148

                             James P. O'Shaughnessy
                     O'Shaughnessy Capital Management, Inc.
                                35 Mason Street
                         Greenwich, Connecticut  06830


                          Copies of communications to:


                             Counsel for the Fund:
                             Joel H. Goldberg, Esq.
                    Swidler, Berlin, Shereff, Friedman, LLP
                                919 Third Avenue
                         New York, New York 10022-9998


                               Steven J. Paggioli
                 Investment Company Administration, LLC
                 479 West 22nd Street, New York, New York 10011
                    (Name and Address of Agent for Service)

     --------------------------------------------------------------
It is proposed that this filing will become effective  (check  appropriate box)

     [ ] Immediately upon filing pursuant to paragraph (b)
     [X] On November 30, 1998 pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(1)
     [ ] On             pursuant to paragraph (a)(1)
     [ ] 75 days after filing pursuant to paragraph (a)(2)
     [ ] On             pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            O'Shaughnessy Funds Inc.

                 Building New Standards for Investment Success

                             Aggressive Growth Fund

                 35 Mason Street, Greenwich, Connecticut 06830
                        Toll-Free 877-OSFUNDS (673-8637)
                                www.osfunds.com
                              NASDAQ Symbol: OSAGX

The Fund

O'Shaughnessy Aggressive Growth Fund (the "Fund") is an investment portfolio or series of O'Shaughnessy Funds, Inc., an open-end management investment company with multiple portfolios or series available for investment.

Investment Objective

The investment objective of the Fund is capital appreciation.

Strategy

The Fund seeks to achieve its objective through implementation of proprietary aggressive growth models developed by O'Shaughnessy Capital Management, Inc., the Fund's investment manager (the "Manager").

The Fund's portfolio will generally consist of approximately 45 common stocks selected by the Manager which meet certain criteria. For a more detailed description of the Fund, see "About the Fund - Investment Objective and Policies."

Risk/Reward

Although the stocks in which the Fund may invest have, in the Manager's judgment, the potential to provide superior return, such stocks are likely to be subject to greater than average price volatility, which may result in substantial declines in the Fund's share price. Accordingly, the Fund is suitable only for the most aggressive investors. For a discussion of the additional risks associated with an investment in the Fund, see "About the Fund
- Investment Objective and Policies."

Purchase of Shares

Shares of the Fund will be offered to investors during the continuous offering at a price equal to the next determined net asset value per share. There are no fees or charges to purchase or sell shares or to reinvest dividends, however, a fee applies to certain short-term redemptions, see "Information About Your Account - Redemption of Shares". There are no Rule 12b-1 fees.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PROSPECTUS


November 30, 1998



This Prospectus contains the information you should know about the Fund before you invest. Please keep it for future reference. A statement containing additional information about the Fund, dated November 30, 1998 has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. It is available, at no charge, by calling or by writing the Fund at the telephone number or address set forth above. The SEC maintains an internet site (http://www.sec.gov) that contains the SAI, other material incorporated by reference and other information about companies that file electronically with the SEC.


O'Shaughnessy Capital Management, Inc.
Manager

First Fund Distributors, Inc.
Distributor

TABLE OF CONTENTS
About the Fund . . . . . . . . . . . . . . . . . .
Financial Highlights . . . . . . . . . . . . . . .
Management and Organization of the Fund  . . . . . . .
Information about Your Account . . . . . . . . . .
Information on Distributions and Taxes . . . . . . . .
Performance Information  . . . . . . . . . . . . .
Net Asset Value  . . . . . . . . . . . . . . . . .
Other Shareholder Services . . . . . . . . . . . .

ABOUT THE FUND
TRANSACTION AND FUND EXPENSES

The following table and example should help you understand the kinds of expenses you will bear directly or indirectly as a Fund shareholder. In the table, "Shareholder Transaction Expenses," shows that you pay no sales charges. All the money you invest in the Fund goes to work for you, subject to the fees noted in the table. "Annual Fund Operating Expenses" shows how much it would cost to operate the Fund for a year, based on estimated expenses through the end of the Fund's first full year. These costs you pay indirectly, because they are deducted from the Fund's total assets before the daily share price is calculated and before dividends and other distributions are made. You will not see these expenses on your account statement.

Fee Table

Shareholder Transaction Expenses:
Maximum Sales Charge Imposed on
 Purchases (as a percentage of offering price) . . . . .   None
Maximum Sales Charge Imposed on
     Dividend Reinvestments. . . . . . . . . .  None
Deferred Sales Charge (as a percentage of
    original purchase price or redemption proceeds,
    whichever is lower). . . . . . . . . . .   None
Redemption fee (a)
    (on shares held less than 90 days) . . . . 1.50%
Exchange Fee (a) (b)
    (on shares held less than 90 days) . . . . 1.50%

Annual Fund Operating Expenses
(as a percentage of average net assets):
Management Fees (c) (d). . . . . . . . . . 0.74%
Rule 12b-1 Fees. . . . . . . . . . . . .    None
Other Expenses (d) . . . . . . . . . . . . 1.00%
Total Fund Operating Expenses (d). . . . . 2.00%

(a) A 1.5% redemption fee, payable to the Funds, will be assessed on shares purchased and held for less than 90 days. Shareholders who effect redemptions of Fund shares by wire transfer will pay a $12.00 wire transfer fee. See "Information About Your Account - Redemption of Shares."

(b) Shareholders who effect exchanges of shares of the Fund for shares of another fund by telephone in accordance with the exchange privilege will be charged a $5.00 exchange fee in addition to any fees applicable as indicated in footnote (a). See "Information About Your Account - Exchange Privilege."

(c)  See "Management and Organization of the Fund - Management."


(d) To limit the Fund's expenses, the Manager has voluntarily agreed to reduce its fees or reimburse the Fund through at least September 30, 1999 to ensure that the Fund's total operating expenses do not exceed 2.00% of average net assets annually. Any such reductions made by the Manager in its fees or reimbursement of expenses with respect to the Fund are subject to reimbursement by the Fund to the Manager (recapture by the Manager), provided the Fund is able to effect such reimbursement while keeping total operating expenses at or below 2.00% of average net assets annually, and that no reimbursement will be made after September 30, 2000. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the Fund. In absence of any reimbursement, the expense ratio would have been 2.24% for the fiscal period ended September 30, 1998.


Example:

An investor would pay the following expenses on a $1,000 investment assuming:
(1) the operating expense ratio set forth in the table above; (2) a 5% annual return throughout the period; and (3) redemption at the end of the period:
Cumulative Expenses Paid for the Period of:

One year . . . . . . . . . . . . . . . . . .$ 20
Three years. . . . . . . . . . . . . . . . .$ 63
Five years . . . . . . . . . . . . . . . . $ 108
Ten years. . . . . . . . . . . . . . . . . $ 236

The table and example are intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The example should not be considered a representation of past or future expenses or annual rate of return, and actual expenses or annual rate of return may be more or less than those shown.

FINANCIAL HIGHLIGHTS

The table that follows is included in the Fund's Annual Report and has been audited by McGladrey & Pullen, LLP, Independent Certified Public Accountants. Their reports on the financial statements and financial highlights are included in the Annual Report. The financial statements and financial highlights are incorporated by reference into (are legally a part of) the Fund's Statement of Additional Information.

Per Share Operating Performance
(For a share outstanding throughout the period)


                                            Year           November 1, 1996*
                                            Ended             through
                                     September 30, 1998    September 30, 1997

Net asset value, beginning of period      $ 14.29            $ 10.00

Income from investment operations:
   Net investment loss                     (0.15)              (.06)
   Net realized & unrealized
   loss on investments                     (3.21)               4.35
Total from investment operations           (3.36)               4.29

Less distributions:
   From net realized gains                 (0.20)                  -

Net asset value, end of period            $ 10.73            $ 14.29

Total Return                             (23.70%)           42.90%**

Ratios/supplemental data:
Net assets, end of period (millions)        $ 8.3               $5.6

Ratio of expenses to average net assets:
   Before expense reimbursement             2.24%             7.01%+
   After expense reimbursement              2.00%             1.98%+

Ratio of net investment loss
    to average net assets:
   Before expense reimbursement           (1.77%)           (6.41%)+
   After expense reimbursement            (1.53%)           (1.39%)+

Portfolio turnover rate                   206.30%            104.77%



* Commencement of operations.
** Not Annualized.
+Annualized.


INVESTMENT OBJECTIVE AND POLICIES

To help you decide whether the Fund is appropriate for you, this section takes a closer look at the Fund's investment objective and policies.

What is the Fund's objective? The investment objective of the Fund is capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

What is the Fund's investment strategy? The Fund will seek to achieve its objective through the implementation of proprietary aggressive growth models developed by O'Shaughnessy Capital Management, Inc., the Fund's investment manager (the "Manager").

The Fund's portfolio will generally consist of approximately 45 stocks, selected through implementation of the Manager's proprietary aggressive growth models. At the time of purchase, such stocks will generally possess the following characteristics:

- a market capitalization in excess of $150 million;

- outstanding price performance during the last six months or one year period prior to purchase;

- high earnings gains during the one year period prior to purchase; and

- expected high future earnings gains in the general consensus of market analysts.

It is expected that the proprietary aggressive growth models used by the Manager in selecting stocks for the Fund's portfolio will select stocks for investment without regard to capitalization, except that the issuers must have market capitalizations in excess of $150 million. The majority of these stocks will be common stocks of domestic corporations and American Depository Receipts ("ADRs"), and will be traded on domestic stock exchanges or in the over-the-counter market.

The Manager may invest the Fund's assets in stocks which do not meet all of the above criteria, if, in the opinion of the Manager, such stocks possess characteristics similar to stocks meeting such criteria. In addition, the Manager may continue to hold a stock in the Fund's portfolio which no longer meets the initial criteria for investment if the Manager believes such investments are consistent with the Fund's investment objective.

What are the potential risks of investing primarily in common stocks? The fundamental risk associated with any common stock fund is the risk that the value of the stocks it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other investment choices. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative.

OTHER INVESTMENT POLICIES AND PRACTICES

This section takes a detailed look at other investment policies and practices of the Fund. The Fund's investments are subject to further restrictions and risks described in the Statement of Additional Information.

Shareholder approval is required to change the Fund's investment objective and certain investment restrictions noted in the following section as "fundamental policies." The Manager also follows certain "operating policies" which can be changed without shareholder approval. However, significant changes in operating policies are discussed with shareholders in Fund reports.

The Fund's holdings in certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth below. While these restrictions provide a useful level of detail about the Fund's investments, investors should not view them as an accurate gauge of the potential risk of such investments. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the Fund's other investments.

Cash and Short-Term Securities. The Fund may temporarily invest a portion of its total assets in cash or liquid short-term securities pending investment of such assets in stocks in accordance with the Fund's investment strategy and in order to meet redemption requests. The Fund may also invest a portion of its assets in cash or liquid short-term securities for temporary defensive purposes, but is under no obligation to do so. Short-term securities in which the Fund may invest include certificates of deposit, commercial paper, notes, obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and repurchase agreements involving such securities. See "Repurchase Agreements," below.

The Manager does not expect assets invested in cash or liquid short-term securities to exceed 5% of the Fund's total assets at any time.

Repurchase Agreements. The Fund may invest in repurchase agreements. The Fund may only enter into repurchase agreements with a member bank of the Federal Reserve System or a well-established securities dealer in U.S. government securities. In the event of a bankruptcy or default by the seller of the repurchase agreement the Fund may suffer delays and incur costs or possible losses in liquidating the underlying security which is held as collateral, and the Fund may incur a loss if the value of the collateral declines during this period. As a matter of operating policy, the Fund may not invest more than 15% of its total assets in repurchase agreements maturing in more than seven days.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed, put to the issuer or a third party, or which do not mature within seven days, or which the Manager, in accordance with guidelines approved by the Board of Directors, has not determined to be liquid.

The Fund may purchase, without regard to the above limitation, securities that are not registered under the Securities Act of 1933 (the "Securities Act") but that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act, provided that the Board of Directors, or the Manager pursuant to guidelines adopted by the Board, continuously determines, based on the trading markets for the specific Rule 144A security, that it is liquid.

Lending of Portfolio Securities. Like other mutual funds, the Fund may from time to time lend securities from its portfolio to banks, brokers and other financial institutions to earn additional income. The principal risk is that the borrower may default on its obligation to return borrowed securities, because of insolvency or otherwise. In this event, the Fund could experience delays in recovering its securities and capital. In accordance with applicable law, the Fund may not lend portfolio securities representing in excess of 33 1/3% of its total assets. The lending policy is a fundamental policy.

Borrowing. The Fund may borrow money from banks in an amount up to 33% of its total assets for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge assets in connection with such borrowing. The borrowing policy is a fundamental policy.

Small Cap Stocks. It is anticipated that the Fund's portfolio will include small cap stocks (i.e., stocks whose issuers have market capitalizations exceeding $150 million but less than $1 billion). Small cap stocks may present greater opportunities for capital appreciation and a higher degree of risk; they tend to be more vulnerable to financial and other risks and thus are more volatile than stocks of larger, more established companies. Because the Fund may invest in stocks with greater than average volatility, which may result in substantial declines in the Fund's share price, it is suitable only for the most aggressive investors.

Industry Concentration. The Fund may not invest more than 25% of its total assets in any one industry (excluding U.S. Government securities). The concentration policy is a fundamental policy.

Foreign Securities. The Fund may invest up to 25% of its total assets in securities of foreign issuers, either through (i) direct purchase of securities of foreign issuers or (ii) purchase of American Depository Receipts ("ADRs") which are dollar-denominated securities of foreign issuers traded in the U.S. Such investments increase diversification of the Fund's portfolio and may enhance return, but they also involve some special risks such as exposure to potentially adverse local political and economic developments, nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from regulatory practices that differ from U.S. standards; the imposition of withholding taxes on income from such securities; confiscating taxation; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). These risks are heightened for investment in developing countries and there is no limit on the amount of the Fund's foreign investments that may be invested in such countries.

The Fund may invest in ADRs through both sponsored and unsponsored arrangements. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of the ADRs.

Hedging and Return Enhancement Strategies. The Fund is permitted to utilize certain hedging and return enhancement strategies and techniques such as options on securities and securities indices, futures contracts on securities and securities indices and options on futures contracts, as described below.

Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk, because they enable the investor to buy or sell an asset in the future at an agreed upon price. Options (another potentially high-risk derivative) give the investor the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. The Fund may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; and to protect the value of portfolio securities. The Fund may purchase, sell, or write call and put options on securities, financial indices and futures.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower the Fund's total return, and the potential loss from the use of futures can exceed the Fund's initial investment in such contracts.

As a matter of operating policy, initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of the Fund's net asset value.

Firm Commitment Agreements and When-Issued Purchases. The Fund may purchase securities under a firm commitment agreement or on a when-issued basis. Firm commitment agreements and when-issued purchases call for the purchase of securities at an agreed-upon price on a specified future date, and would be used, for example, when a decline in the yield of securities of a given issuer is anticipated. The Fund as purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. The Fund will not enter into such transactions for the purpose of leveraging, and accordingly, will segregate liquid assets with its custodian equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities and securities subject to the firm commitment agreement.

Warrants. The Fund may invest in warrants, which are similar to options to purchase securities at a specific price valid for a specific period of time. The Fund may not invest more than 5% of its net assets (at the time of investment) in warrants (other than those attached to other securities). If the market price of the underlying security never exceeds the exercise price, the Fund will lose the entire investment in the warrant. Moreover, if a warrant is not exercised within the specified time period, it will become worthless and the Fund will lose the purchase price and the right to purchase the underlying security.

Diversification. In order to maintain the Fund's status as a diversified investment company, with respect to 75% of the Fund's total assets: 1) not more than 5% of the Fund's assets may be invested in the securities of a single issuer (excluding U.S. Government securities); and 2) the Fund may not hold more than 10% of the outstanding voting securities of a single issuer. The diversification policy is a fundamental policy.

Portfolio Transactions. In executing portfolio transactions, the Fund seeks to obtain the best net results, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Fund generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available. In addition, consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

Portfolio Turnover. The Fund anticipates that its annual turnover rate should not exceed 200% under normal conditions. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. High portfolio turnover involves correspondingly greater transaction costs in the form of brokerage commissions and dealer spreads, which the Fund bears.

MANAGEMENT AND ORGANIZATION OF THE FUND
Management

Who runs the Fund?

General Oversight. O'Shaughnessy Funds, Inc. is governed by a Board of Directors that meets regularly to review the Fund's investment, performance, expenses, and other business affairs. The Board elects the Fund's officers.

Manager. O'Shaughnessy Capital Management, Inc. acts as investment manager of the Fund pursuant to a management agreement with O'Shaughnessy Funds on behalf of the Fund (the "Management Agreement"). In its capacity as investment manager, the Manager is responsible for selection and management of the Fund's portfolio investments. For its services, the Fund pays the Manager a fee each month, at the annual rate of 0.74% of the Fund's average daily net assets.

The Manager's office is located at 35 Mason Street, Greenwich, Connecticut 06830. O'Shaughnessy Capital Management was incorporated in 1988. The Manager serves as portfolio consultant to a unit investment trust and provides investment advisory services to investment companies and individual and institutional accounts with assets in excess of $800 million.

Portfolio Management. James P. O'Shaughnessy has had the day-to-day responsibility for managing the Fund's portfolio and developing and executing the Fund's investment program since commencement of operations of the Fund. For the past ten years, Mr. O'Shaughnessy has served as Chairman and CEO of the Manager, and in such capacity, has managed equity accounts for high net worth individuals and served as portfolio consultant to a unit investment trust. Mr. O'Shaughnessy is recognized as a leading expert and pioneer in quantitative equity analysis. He is the author of three financial books, Invest Like the Best, What Works on Wall Street and How to Retire Rich.

Distributor. First Fund Distributors, Inc. (the "Distributor"), a registered broker-dealer, acts as the principal distributor of the shares of the Fund. The address of the Distributor is 4455 E. Camelback Road, Suite 261 E, Phoenix, Arizona 85018. The Distributor provides distribution services to the Fund at no cost to the Fund.

Administrator. Pursuant to an Administration Agreement, Investment Company Administration, LLC (the "Administrator") serves as Administrator of the Fund. The Administrator provides certain administrative services, including, among other responsibilities, coordinating relationships with independent contractors and agents, preparing for signature by officers and filing of certain documents required for compliance with applicable laws and regulations, preparing financial statements, and arranging for the maintenance of books and records. For its services, the Fund pays the Administrator a fee each month, at the annual rate of 0.10% of the first $100 million of the Fund's average daily net assets, 0.05% of the next $100 million of such net assets, and 0.03% of such net assets over $200 million, with a minimum fee of $40,000 annually. The address of the Administrator is 4455 E. Camelback Rd., Suite 261 E, Phoenix, Arizona 85018. The Administrator and the Distributor are under common control and are therefore considered affiliates of each other.

Transfer Agent and Custodian. Firstar Mutual Fund Services, LLC acts as the Fund's transfer and dividend disbursing agent (the "Transfer Agent"). Firstar Bank Milwaukee is the Fund's custodian (the "Custodian"). The address of the Transfer Agent and Custodian is 615 E. Michigan Street, Third Floor, Milwaukee, Wisconsin 53202.

Year 2000 Risk. Like other business organizations around the world, the Fund could be adversely affected if the computer systems used by its investment manager and other service providers do not properly process and calculate information related to dates beginning January 1, 2000. This is commonly known as the "Year 2000 Issue." The Fund's manager has taken steps that it believes are reasonably designed to address the Year 2000 Issue with respect to its own computer systems and the Fund has obtained assurances from the Fund's other service providers that they are taking comparable steps. However, there can be no assurance that these actions will be sufficient to avoid any adverse impact on the Fund.

How are Fund expenses determined?

The Management Agreement identifies the expenses to be paid by the Fund. In addition to the fees paid to the Manager, the Fund pays certain additional expenses, including but not limited to, the following: shareholder service expenses; custodial, accounting, legal, and audit fees; administrative fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and independent Director fees and expenses. The Manager has voluntarily agreed to reduce fees payable to it by the Fund or reimburse the Fund to the extent necessary to limit the Fund's aggregate annual operating expenses to 2.00% of average net assets (the "expense cap"). Any such reductions made by the Manager in its fees or reimbursement of expenses with respect to the Fund are subject to recapture by the Manager provided the Fund is able to effect such recapture while keeping total operating expenses at or below the annual expense cap, and that no recapture will be made after September 30, 2000. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the Fund.

ORGANIZATION
How is the Fund organized?

The Fund is an investment portfolio or series of O'Shaughnessy Funds. There are three other investment portfolios of O'Shaughnessy Funds, shares of which are not offered for sale through this Prospectus: O'Shaughnessy Cornerstone Value Fund, O'Shaughnessy Cornerstone Growth Fund and O'Shaughnessy Dogs of the
Market Fund (the "other O'Shaughnessy Funds"). The charter of O'Shaughnessy Funds provides that the Board of Directors may issue additional investment portfolios of shares and/or additional classes of shares for each investment portfolio. O'Shaughnessy Funds was organized as a corporation in Maryland on May 20, 1996.

What is meant by "shares"?

As with all mutual funds, investors purchase shares when they invest in the Fund. These shares are a part of a Fund's authorized capital stock, but share certificates are not generally issued.

Each full share and fractional share entitles the shareholder to: receive a proportional interest in the Fund's capital gain distributions; and cast one vote per share on certain Fund matters, including the election of Fund Directors, changes in fundamental policies, or approval of changes in the Fund's Management Agreement.

Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Prospectus.

Does the Fund have annual shareholder meetings?

The Fund is not required to hold annual meetings and does not intend to do so except when certain matters, such as a change in the Fund's fundamental policies, are to be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting if they wish, for the purpose of voting on the removal of any Fund Director. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the Fund will send you proxy materials that explain the issues to be decided and include a voting card for you to mail back.

INFORMATION ABOUT YOUR ACCOUNT
PURCHASE OF SHARES

The minimum initial investment in the Fund is $2,500 for regular accounts and $250 for Individual Retirement Accounts. For corporate sponsored retirement plans, there is no minimum initial investment. There is no minimum subsequent investment requirement for any account, however, a $100 minimum exists for each additional investment made through the automatic investment plan.

Investors may make an initial purchase of shares and subsequent investments in the Fund by mail or wire as described below. The Fund reserves the right in its sole discretion to waive the minimum investment amounts, including in the case of investments by employees and affiliates of the Manager and family members of any of the foregoing, and Individual Retirement Accounts ("IRAs") of shareholders of the Fund, and certain purchase programs made available to clients of financial intermediaries eligible to sell shares of the Fund.

The Internal Revenue Service requires the correct reporting of social security numbers or tax identification numbers. The failure to provide this information will result in the rejection of an investor's Application.

How do I purchase shares by mail?

For initial investments, please send a completed Application, together with a check payable to O'Shaughnessy Aggressive Growth Fund to O'Shaughnessy Funds, Inc., c/o Firstar Mutual Fund Services, LLC, at P.O. Box 701, Milwaukee, WI 53201-0701 (for Applications sent by U.S. mail) or 615 E. Michigan Street, Third Floor, Milwaukee, WI 53202 (for Applications sent via overnight courier). Subsequent investments must be accompanied by a letter indicating the name(s) in which the account is registered and the account number or by the remittance portion of the account statement and mailed to the address stated above.

How do I purchase shares by wire?

If you are wiring funds, call the Fund at 877-OSFUNDS (673-8637) for an account number if this is an initial investment or to inform the Transfer Agent that a wire is expected if this is a subsequent investment.

For an initial investment, prior to or immediately after the funds are wired, a completed Application should be sent to O'Shaughnessy Funds, Inc., c/o Firstar Mutual Fund Services, LLC, at P.O. Box 701, Milwaukee, WI 53201-0701 (for Applications sent by U.S. mail) or 615 E. Michigan Street, Third Floor, Milwaukee, WI 53202 (for Applications sent via overnight courier). Instruct your bank to wire federal funds to O'Shaughnessy Funds, c/o Firstar Mutual Fund Services, LLC, ABA# 075000022, DDA # 112952137.

The wire should specify the name of the Fund, the name(s) in which the account is registered, the shareholder's social security number or employer tax identification number, the account number and the amount being wired. Please indicate if this is an initial or subsequent investment. Wire purchases are normally used only for large purchases (over $5,000). Your bank may charge you a fee for sending the wire.

What is the purchase price of Fund shares and when do purchases become effective? Purchases of Fund shares become effective and shares will be priced at the net asset value per share ("NAV") next determined after the investor's check or wire is received by the Transfer Agent. NAV for the Fund is calculated as of the close of business on the New York Stock Exchange ("NYSE") (currently 4:00 pm, Eastern time). If your request is received in correct form before 4:00 pm, Eastern time, your transaction will be priced at that day's NAV. If your request is received after 4:00 pm, it will be priced at the next business day's NAV. Orders that request a particular day or price for your transaction or any other special conditions cannot be accepted.

The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 pm, Eastern time.

The purchase order must include the documentation specified above. Please do not send purchase orders to the Fund; the Fund forwards purchase orders to the Transfer Agent and a purchase will not become effective until the Transfer Agent receives all the necessary documentation.

What are the conditions of purchase?

All purchase orders are subject to acceptance or rejection by the Fund or the Distributor, in their sole discretion. The offering of shares may be suspended whenever the Fund considers suspension desirable or when required by any order, rule or regulation of any governmental body having jurisdiction. Checks and money orders should be drawn on United States banks; the Fund and the Distributor reserve the right to reject checks drawn on foreign banks.

The Transfer Agent will mail a confirmation of each completed purchase to the investor. If an order is canceled because an investor's check does not clear, the investor will be responsible for any loss incurred by the Fund, the Transfer Agent, the Distributor, the Administrator or the Manager. If the investor is already a shareholder, the Fund may redeem shares from the account to cover any loss. If the investor is not a shareholder or if the loss is greater than the value of the shareholder's account, the Distributor will be responsible for any loss to the Fund, and will have the right to recover such amount from the investor.

Who do I contact if I have questions about my account or need additional information concerning an investment in the Fund?

If you have investment questions about the Fund, or if you would like any additional information relating to an investment in the Fund, please call 877-OSFUNDS (673-8637) (toll-free), or write to the Distributor at First Fund Distributors, Inc., 4455 E. Camelback Road, Suite 261 E, Phoenix AZ 85018. If you are a shareholder and have questions about your account, or if you wish to arrange for wire transactions, please call the Fund at 877-OSFUNDS (673-8637). Before telephoning, please be sure to have your account number and social security number or employer tax identification number readily available.

Will I receive share certificates for shares purchased?

Share certificates will not be issued for shares unless the investor sends a written request for certificates to O'Shaughnessy Funds, Inc., c/o Firstar Mutual Fund Services, LLC, at P.O. Box 701, Milwaukee, WI 53201-0701 (for requests sent via U.S. mail) or 615 E. Michigan Street, Third Floor, Milwaukee, WI 53202 (for requests sent via overnight courier). Share certificates are issued only for full shares and may be redeposited in the shareholder's account at any time. In order to facilitate redemptions and exchanges, most shareholders elect not to receive certificates, since a shareholder wishing to redeem or exchange shares represented by a certificate must surrender such certificate, properly endorsed on the reverse side together with a signature guarantee. (See "Redemption of Shares - When are signature guarantees required?" below). If a certificate is lost, the shareholder may incur an expense in replacing it.

Can I purchase shares through broker-dealers other than the Distributor?

O'Shaughnessy Funds may enter into agreements with various outside brokers on behalf of the Funds through which shareholders may purchase shares. Such shares may be held by such outside brokers in an omnibus account rather than in the name of the individual shareholder. The Manager may reimburse the outside brokers for providing shareholder services to the omnibus accounts in an amount equal to what the Fund would otherwise have paid to provide shareholder services to each individual shareholder account. Investors may also arrange to purchase shares of the Fund through other outside broker-dealers with which O'Shaughnessy Funds does not have an arrangement, and such broker-dealers may purchase shares of the Fund by telephone if they have made arrangements in advance with the Fund. To place a telephone order such broker-dealer should call the Fund at 877-OSFUNDS (673-8637). Purchases by broker-dealers become effective and shares will be priced as described above. If an investor purchases shares through broker-dealers other than the Distributor, such broker-dealers may charge the investor a service fee that is reasonable for the service performed, bearing in mind that the investor could have acquired or redeemed the Fund's shares directly without the payment of any fee. No part of any such service fee will be received by the Distributor, the Manager, the Administrator or the Fund.


EXCHANGE PRIVILEGE

Shares of the Fund may be exchanged for shares of each of the other O'Shaughnessy Funds (i.e., O'Shaughnessy Cornerstone Value Fund, O'Shaughnessy Cornerstone Growth Fund and O'Shaughnessy Dogs of the Market Fund).
Prospectuses for the other O'Shaughnessy Funds may be obtained by writing to the Distributor at 4455 E. Camelback Road, Suite 261 E, Phoenix AZ 85018,
Attention: O'Shaughnessy Funds, Inc. or by calling 877-OSFUNDS (673-8637) (toll-free).

You may also exchange shares of the Fund for shares of the Firstar Money Market Fund, a money market mutual fund not affiliated with O'Shaughnessy Funds or the Manager. Prior to making such an exchange, you should obtain and carefully read the prospectus for the Firstar Money Market Fund. The exchange privilege does not constitute an offering or recommendation on the part of the Fund or the Manager of an investment in the Firstar Money Market Fund.

If you exchange into shares of the Firstar Money Market Fund you may establish checkwriting privileges on the Firstar Money Market Fund. Contact the Fund at 877-OSFUNDS (673-8637) for a checkwriting application and signature card.

The exchange procedures are described below.

Is there any sales charge or minimum investment applicable to an exchange? Shareholders of the Fund may exchange their shares of the Fund, without the payment of any sales or service charge unless the exchange is effected via telephone instructions for which a $5.00 charge will be levied or on shares held less than 90 days for which a redemption fee will be charged (see "Information About Your Account - Redemption of Shares"), for shares of any other fund into which an exchange is permitted equal in value to the net asset value of the shares being exchanged. All exchanges are subject to all applicable terms set forth in the prospectus of the fund into which the exchange is being made. If a shareholder exchanges shares through a broker-dealer other than the Distributor, such broker-dealer may charge the shareholder a service fee, no part of which will be received by the Distributor, the Manager, the Fund, or the fund into which the exchange is being made.

At what price is an exchange effected? An exchange is effected at the respective net asset values of the two funds with respect to which shares are being exchanged as next determined following receipt by the fund into which the exchange is being made of all necessary documentation in connection with the redemption of Fund shares as described below under "Redemption of Shares - How do I redeem shares by mail?"

Do current instructions concerning receipt of dividends and distributions carry over to exchanged shares?

Dividend and distribution instructions with respect to exchanged shares will remain the same as those given previously by the shareholders to the fund from which the shareholder is exchanging the shares, unless the shareholder designates a change in such instructions by writing to the Transfer Agent. Please note that such changed instructions (i) must be signed by the registered owners(s) of the shares, exactly as the account is registered and signature guaranteed, and (ii) include the name of the account, the account number, and the name of the fund for which instructions have changed.

What are the conditions applicable to an exchange?

Exchanges involving the redemption of shares recently purchased by personal, corporate or government check will be permitted only after the Fund has reasonable belief that the check has cleared, which may take up to fifteen days after the purchase date. The exchange privilege is available only in states where shares of the other O'Shaughnessy Funds or the Firstar Money Market Fund may be sold legally.

The Fund, the other O'Shaughnessy Funds and the Firstar Money Market Fund each reserves the right to reject any order to acquire its shares through exchange or otherwise and to restrict or terminate the exchange privilege at any time. If the exchange privilege is to be permanently terminated, the Fund will provide its shareholders with written notice of such termination. The Fund reserves the right to suspend temporarily the telephone exchange privilege in emergency circumstances or in cases where, in the judgment of the Fund, continuation of the privilege would be detrimental to the Fund and its shareholders as a whole. Such temporary suspension can be without prior notification.

How can I make exchanges by telephone?

Shareholders who have completed the section of the Fund's Application entitled "Shareholder Privileges" are eligible to make telephone requests for exchanges and may do so by telephoning the Fund at 877-OSFUNDS (673-8637). A shareholder who has not completed the Shareholder Privileges section of the Application but who wishes to become eligible to make telephone exchanges should designate a change in such instructions by writing to the Transfer Agent. Please note that such changed instructions must (i) be signed by the registered owner(s) of the shares exactly as the account is registered and signature guaranteed, and (ii) include the name of the account, the account number and the name of the Fund. See "Redemption of Shares - How do I redeem shares by telephone?" below, which describes the time of day at which telephone redemptions and exchanges will be priced and processed. Telephone requests for exchanges cannot be accepted with respect to shares represented by certificates. Shares of the other O'Shaughnessy Funds or the Firstar Money Market Fund acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through the exchange.

The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Neither the Fund nor any of its service contractors will be liable for any loss or expense in acting on telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Fund will use procedures that are considered reasonable, including requesting a shareholder to correctly state the account number, the name(s) in which the account is registered, the social security number(s) registered to the account, and certain additional personal identification.

Shareholders should be aware that, at times, the volume of telephone calls or other factors beyond the Fund's control may make it difficult to reach the Transfer Agent by telephone. This will be true particularly during periods of drastic economic market changes. In such cases, shareholders should continue to telephone or utilize the written exchange procedures described below.

Shareholders who effect exchanges of Fund shares by telephone will be charged a $5.00 exchange fee.

How do I make exchanges by mail?

To exchange shares by mail, send a written request for exchange signed by the registered owner(s) of the shares, exactly as the account is registered to O'Shaughnessy Funds, Inc., c/o Firstar Mutual Fund Services, LLC, at P.O. Box 701, Milwaukee, WI 53201-0701 (for requests sent by U.S. mail) or 615 E. Michigan Street, Third Floor, Milwaukee, WI 53202 (for requests sent via overnight courier). The request for exchange should include the following information: the name of the account, the account number, the number of Fund shares or the dollar value of Fund shares to be exchanged, the shares of which other fund (either another O'Shaughnessy Fund or the Firstar Money Market Fund) that shares of the Fund are to be exchanged for, and the name on the account and the account number (if already established) with such other fund.

REDEMPTION OF SHARES

Shareholders can redeem their shares by giving instructions to the Transfer Agent in writing or by telephone. As more fully described below, these redemption instructions may have to be accompanied by additional documentation, which may include a signature guarantee.

If a shareholder redeems shares through a broker-dealer other than the Distributor, such broker-dealer may charge the shareholder a service fee, no part of which will be received by the Distributor, the Manager, the Administrator or the Fund.

How do I redeem shares by mail?

To redeem shares by mail, send a written request for redemption signed by the registered owner(s) of the shares, exactly as the account is registered to O'Shaughnessy Funds, Inc., c/o Firstar Mutual Fund Services, LLC, at P.O. Box 701, Milwaukee, WI 53201-0701 (for requests sent by U.S. mail) or 615 E. Michigan Street, Third Floor, Milwaukee, WI 53202 (for requests sent via overnight courier). The request should include the following: the name of the account, the account number, the number of shares or the dollar value of shares to be redeemed and whether proceeds are to be sent by mail or wire, and if by wire, giving the wire instructions; (ii) duly endorsed share certificates, if any have been issued for the shares redeemed; (iii) any signature guarantees that are required as described below; and (iv) any additional documents which might be required for redemptions by corporations, executors, administrators, trustees, guardians or other similar shareholders. Except as otherwise directed by the Fund in its discretion, the Transfer Agent will not redeem shares until it has received all necessary documents; corporate and institutional investors and fiduciaries should contact the Transfer Agent to ascertain what additional documentation is required.

When would I pay a redemption fee?

The Fund can experience substantial price fluctuations and are intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions can disrupt the Funds' investment programs and create additional transaction costs that are borne by all shareholders. For these reasons, the Fund will assess a 1.5% fee on redemptions (including exchanges) of Fund shares purchased and held for less than 90 days.

Redemption fees will be paid to the Fund to help offset transaction costs. The Fund will use the "first-in, first-out" (FIFO) method to determine the 90 day holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchse date of shares held in the account. If this holding period is less than 90 days, the fee will be assessed.

The fee does not apply to any shares purchased through reinvested distributions (dividends and capital gains) or to shares held in retirement plans such as 401(k), 403(b), 457, Koegh, profit sharing, SIMPLE IRA, SEP-IRA, and money purchase pension accounts. These exceptions may not apply to shares held in broker omnibus accounts. The fee does apply to shares held in IRA accounts and to shares purchased through automatic investment plans (see "Other Shareholder Services - Automatic Investment Plan").

May I send redemption requests to the Fund?

Please do not send redemption requests to the Fund. The Fund must forward all redemption requests to the Transfer Agent and instructions for redemption will not be effective until received by the Transfer Agent. Shares redeemed will be priced at the net asset value per share next determined after acceptance of a complete redemption request by the Transfer Agent. Redemption requests received by the Transfer Agent after the close of the NYSE (currently 4:00 pm, Eastern time) will be treated as though received on the next business day. The Transfer Agent cannot accept redemption requests that specify a particular date for redemption or special redemption conditions.

When are signature guarantees required?

Except as indicated below, all of the signatures on any request for redemption or share certificates tendered for redemption must be guaranteed by a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public cannot provide a signature guarantee.

The Fund will waive the signature guarantee requirement on a redemption request that instructs that the proceeds be sent by mail if all of the following conditions apply: (i) the redemption is for $10,000 or less; (ii) the redemption check is payable to the shareholder(s) of record; (iii) the redemption check is mailed to the shareholder(s) at the address of record; and (iv) no shares represented by certificate are being redeemed. Share certificates submitted for redemption or exchange must be properly endorsed and contain signature guarantees. In addition, the Fund in its discretion may waive the signature guarantee for employees and affiliates of the Manager, the Distributor and the Administrator, and family members of the foregoing.

The requirement of a guaranteed signature protects against an unauthorized person redeeming shares and obtaining the redemption proceeds.

How do I redeem shares by telephone?

Shareholders who have completed the section of the Fund's Application entitled "Shareholder Privileges" are eligible to make telephone requests for redemptions (without charge) and may do so by telephoning the Fund at 877-OSFUNDS (673-8637). A shareholder who has not completed the Shareholder Privileges section of the Application but who wishes to become eligible to make telephone redemptions, should designate a change in such instructions by writing to the Transfer Agent. Please note that such changed instructions must (i) be signed by the registered owner(s) of the shares exactly as the account is registered and signature guaranteed, and (ii) include the name of the account, the account number and the name of the Fund.

Telephone redemptions cannot be accepted with respect to shares represented by certificates or for IRA accounts. In such cases, redemption can only be made by mail as described above under "Redemption of Shares - How do I redeem shares by mail?" Telephone requests for redemptions (or exchanges - see "Exchange Privilege" above) received before the close of business on the NYSE (currently 4:00 pm, Eastern time) on a business day will be priced and processed as of the close of business on that day; requests received after that time will be processed as of the close of business on the next business day.

As noted above, the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may, along with their service contractors, be liable for a failure to use such procedures. See "Exchange Privilege - How can I make exchanges by telephone?" above.

Shareholders should be aware that, at times, the volume of telephone calls or other factors beyond the Fund's control may make it difficult to reach the Transfer Agent by telephone. This will be true particularly during periods of drastic economic or market changes. In the event of difficulty in reaching the Transfer Agent, shareholders should continue to telephone or utilize the written redemption procedures described above under "Redemption of Shares - How do I redeem shares by mail?"

The Fund reserves the right to terminate the telephone redemption privilege at any time and, if so terminated, will provide the shareholders with written notice of such termination. The Fund reserves the right to suspend temporarily telephone redemptions in emergency circumstances or in cases where, in the judgment of the Fund, continuation of the privilege would be detrimental to the Fund and its shareholders as a whole. Such temporary suspension can be without prior notification.

What options do I have in receiving redemption proceeds?

Redemption proceeds may be sent to shareholders by mail or by wire as described below. Wire redemptions will only be made if the Transfer Agent has received appropriate written wire instructions. Because of fluctuations in the value of the Fund's portfolio, the net asset value of shares redeemed may be more or less than the investor's cost.

Redemption By Mail. In the case of shareholders who request that their redemption proceeds be sent by mail, the Transfer Agent mails checks for redemption proceeds typically within one or two business days, but no later than seven days, after it receives the request and all the necessary documents.

Redemption By Wire. In the case of shareholders who request that their redemption proceeds be sent by bank wire, the Transfer Agent typically wires redemption proceeds the next business day, but no later than seven days, after it receives the request and all necessary documents.

Wire redemptions will be made only if the Transfer Agent has received appropriate written instructions from the shareholder either on the Fund's Application or by separate letter. A shareholder who has not indicated wire instructions on the Application, but would like to have redemption proceeds wired to a particular bank for each redemption request, should so designate by writing to the Transfer Agent. Please note that such instructions must (i) be signed by the registered owner(s) of the shares exactly as the account is registered and signature guaranteed, and (ii) include the name of the account, the account number and the name of the Fund.

A shareholder who would like to change the wire instructions indicated on the Application should designate a change in such instructions by writing to the Transfer Agent and complying with the requirements set forth in the preceding paragraph. There is a $1,000 minimum on redemption proceeds by bank wire. Shareholders who effect redemptions by wire transfer will pay a $12.00 wire transfer fee to the Transfer Agent to cover costs associated with the transfer. In addition, a shareholder's bank may impose a charge for receiving wires.

When would the payment of proceeds be delayed?

Please note that shares paid for by personal, corporate or government check cannot be redeemed before the Fund has reasonable belief that the check has cleared, which may take up to fifteen days after payment of the purchase price. This delay can be avoided by paying for shares by certified check or bank-wire. An investor will be notified promptly by the Transfer Agent if a redemption request cannot be accepted.

Would my account ever be involuntarily redeemed?

Due to the relatively high cost to the Fund of maintaining small accounts, we ask you to maintain an account balance of at least $5,000. If your balance is below $5,000 for three months or longer due to redemptions, we have the right to close your account after giving you 60 days in which to increase your balance.

INFORMATION ON DISTRIBUTIONS
and TAXES

DIVIDENDS AND OTHER DISTRIBUTIONS GENERALLY

Dividend and capital gain distributions are reinvested in additional Fund shares in your account unless you select another option on your Application. The advantage of reinvesting distributions arises from compounding; that is, you receive dividends and capital gain distributions on an increasing number of shares. Distributions not reinvested are paid by check or transmitted to your bank account.

INCOME DIVIDENDS
The Fund declares and pays dividends (if any) annually.

CAPITAL GAINS

A capital gain or loss is the difference between the purchase and sale price of a security. If the Fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month.

TAX INFORMATION

You need to be aware of the possible tax consequences when: (1) the Fund makes a distribution to your account; (2) you sell Fund shares; or (3) you exchange shares of the Fund for shares of one of the other O'Shaughnessy Funds or the Firstar Money Market Fund. The following summary does not apply to retirement accounts, such as IRAs, which are tax-deferred until you withdraw money from them.

Will I pay taxes on redemptions or exchanges of Fund shares? When you sell or exchange shares in the Fund, you may realize a gain or loss. Unless you are a dealer in securities, such gain or loss will be capital gain or loss. Consult your tax advisor concerning the tax rate applicable to your sale or exchange of Fund shares.

A loss recognized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. In addition, if you realize a loss on the sale or exchange of Fund shares held six months or less, your short-term loss recognized is reclassified to long-term to the extent of any long-term capital gain distribution received.

Will I pay taxes on Fund distributions?

Distributions of ordinary income and short-term capital gains are taxable as ordinary income. The dividends of the Fund will be eligible for the 70% deduction for dividends received by corporations only to the extent the Fund's income consists of dividends paid by U.S. corporations. Distributions designated as capital gains dividends are taxable as capital gains regardless of the length of time shares of the Fund have been held.

What is the tax effect of the Fund's investment in foreign securities?

Pursuant to the Fund's investment objectives, the Fund may invest in foreign securities through ADRs. Foreign taxes may be paid by the Fund as a result of tax laws of countries in which the Fund may invest. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of Fund assets to be invested in various countries is not known. Because the Fund limits its investment in foreign securities, shareholders will not be entitled to claim foreign tax credits with respect to their share of foreign taxes paid by the Fund on income from investments of foreign securities held by the Fund.

What are the tax effects of buying shares before a distribution?

If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive, in the form of a taxable distribution, a portion of the money you just invested. Therefore, you may wish to find out the Fund's record date(s) before investing. Of course, a Fund's share price may, at any time, reflect undistributed capital gains or unrealized appreciation.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect, and does not address the state and local tax consequences of an investment in the Fund. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively. For additional information regarding federal income tax consequences of an investment in the Fund, see "Additional Information About Dividends and Taxes" in the Statement of Additional Information.

Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state, local or foreign taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

PERFORMANCE INFORMATION

This section should help you understand the terms used to describe Fund performance. The Fund's annual report will contain additional performance information and will be available upon request and without charge.

What is total return?

This tells you how much an investment in the Fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Including reinvested distributions means that total return numbers include the effect of compounding, i.e, you receive income and capital gain distributions on an increasing number of shares.

Advertisements for the Fund may include cumulative or compound average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.

What is cumulative total return?

This is the actual rate of return on an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated between the beginning and the end of the period specified.

What is average annual total return?

This is always hypothetical. Working backward from the actual cumulative return, it tells you what constant year-by-year return would have produced the actual, cumulative return. By smoothing out all the variations in annual performance, it gives you an idea of the investment's annual contribution to your portfolio provided you held it for the entire period in question.

NET ASSET VALUE

The price at which the Fund's shares are purchased or redeemed is the Fund's next determined net asset value per share. The net asset value per share is calculated as of the close of the NYSE (currently 4:00 pm, Eastern time) on each day that the NYSE is open for business and on each other day in which there is a sufficient degree of trading in the Fund's portfolio securities that the current net asset value of the Fund's shares may be materially affected by changes in the value of the Fund's portfolio securities.

How is net asset value determined?

The Fund determines the net asset value per share by subtracting the Fund's total liabilities from the Fund's total assets (the value of the securities the Fund holds plus cash and other assets), dividing the remainder by the total number of shares outstanding, and adjusting the result to the nearest full cent.

How are the securities held in the Fund's portfolio valued?

Securities listed on the NYSE, American Stock Exchange or other national exchanges are valued at the last sale price on such exchange on the day as of which the net asset value per share is to be calculated. Over-the-counter securities included in the NASDAQ National Market System are valued at the last sale price. If there is no sale on a particular security on such day, it is valued at the mean between the bid and asked prices. Other securities, to the extent that market quotations are readily available, are valued at market value in accordance with procedures established by the Board of Directors. Any securities and other assets for which market quotations are not readily available are valued in good faith in a manner determined by the Directors of the Fund best to reflect their fair value.

OTHER SHAREHOLDER SERVICES
Automatic Investment Plan

An Automatic Investment Plan allows a shareholder to make automatic monthly or quarterly investments into a Fund account, in amounts of at least $100, by having the Transfer Agent draw an automatic clearing house (ACH) debit electronically against a shareholder's checking or savings account. A shareholder may establish an Automatic Investment Plan by completing the appropriate section on the Application Form for new accounts or by calling the Fund at 877- OSFUNDS (673-8637) and requesting an Automatic Investment Plan Application for existing accounts. A shareholder should be aware that a signed Application should be received by the Transfer Agent at least 15 business days prior to the initial transaction. The Transfer Agent will assess a $20.00 fee if the automatic investment cannot be made due to insufficient funds, stop payment, or for any other reason. The Fund cannot guarantee acceptance by your bank.

Systematic Cash Withdrawal Plan

When an account of $10,000 or more is opened or when an existing account reaches that size, a shareholder may participate in the Fund's Systematic Cash Withdrawal Plan by filling out the appropriate part of the Application. Under this plan, a shareholder may receive (or designate a third party to receive) a monthly or quarterly check in a stated amount of not less than $50. Fund shares will be redeemed as necessary to meet withdrawal payments. All participants must elect to have their dividends and capital gain distributions reinvested automatically. A shareholder who decides later to use this service should call the Fund at 877-OSFUNDS (673-8637).

Reports to Shareholders

Each time a shareholder invests, redeems, transfers or exchanges shares, or receives a distribution, the Fund will send a confirmation of the transaction which will include a summary of all of the shareholder's most recent transactions.

At such time as prescribed by law, the Fund will send to each shareholder the following reports (if they are applicable), which may be used in completing U.S. income tax returns:

Form 1099-DIV Report taxable distributions during the preceding calendar year. (If a shareholder did not receive taxable distributions in the previous year, such shareholder will not be sent a 1099-DIV.)

Form 1099-B Reports redemption proceeds paid (including those resulting from exchanges) during the preceding calendar year.

Form 1099-R Report distributions from retirement plan accounts during the preceding calendar year.

Form 5498  Reports contributions to IRAs for the previous calendar year.

If an investor's shares are held by an outside broker in an omnibus account, it is the responsibility of such outside broker to provide shareholders whose shares are held in the omnibus account with any reports prescribed by law which the shareholders require in order to complete their U.S. income tax returns.

Shareholders will also receive annual and semi-annual reports including the financial statements of the Funds for the respective periods.

Retirement Plans
Eligible investors may invest in the Fund under the following prototype retirement plans:
     "Education" Individual Retirement Account (IRA)
     "Traditional" Individual Retirement Account (IRA)
     "Roth" Individual Retirement Account (IRA)
     Simplified Employee Pension (SEP) for sole proprietors,
            partnerships and corporations
     Profit-Sharing and Money Purchase Pension Plans for corporations and their employees

Automatic Reinvestment Plan

For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at the net asset value per share at the close of business on the record date, unless otherwise specified on the Application or requested by a shareholder in writing. If the Transfer Agent does not receive a written request for subsequent dividends and/or distributions to be paid in cash at least three full business days prior to a given record date, the dividends and/or distributions to be paid to a shareholder will be reinvested. If a shareholder elects to receive dividends and distributions in cash and the U.S. Postal Service cannot deliver the checks, or if the checks remain uncashed for six months, the shareholder's distribution checks will be reinvested into the shareholder's account at the then current net asset value.


No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Investment Adviser, the Administrator or the Distributor. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

                       INVESTMENT MANAGER
             O'Shaughnessy Capital Management, Inc.
                        35 Mason Street
                  Greenwich, Connecticut 06830

                         ADMINISTRATOR
             Investment Company Administration, LLC
              4455 E. Camelback Road, Suite 261 E
                     Phoenix, Arizona 85018

                          DISTRIBUTOR
                 First Fund Distributors, Inc.
              4455 E. Camelback Road, Suite 261 E
                     Phoenix, Arizona 85018

                         TRANSFER AGENT
               Firstar Mutual Fund Services, LLC
                     615 E. Michigan Street
                   Milwaukee, Wisconsin 53202

                            AUDITORS
                    McGladrey & Pullen, LLP
                        555 Fifth Avenue
                 New York, New York 10017-2416


                         LEGAL COUNSEL
              Swidler Berlin Shereff Friedman, LLP
                        919 Third Avenue
                     New York, New York 10022

                            O'Shaughnessy Funds Inc.

                 Building New Standards For Investment Success

                            Dogs of the Market Fund

                 35 Mason Street, Greenwich, Connecticut 06830
                        Toll-Free 877-OSFUNDS (673-8637)
                                www.osfunds.com
                              NASDAQ Symbol: OSDGX

The Fund

O'Shaughnessy Dogs of the Market Fund (the "Fund") is an investment portfolio or series of O'Shaughnessy Funds, Inc., an open-end management investment company with multiple portfolios or series available for investment.

Investment Objective

The investment objective of the Fund is to seek total return, consisting of capital appreciation and current income.

Strategy Indexing

The Fund seeks to achieve its investment objective through a process of Strategy Indexing which is pursued through the implementation of an investment strategy developed by O'Shaughnessy Capital Management, Inc., the Fund's investment manager (the "Manager"). The Fund invests substantially all of its assets in common stocks selected through this strategy.

The investment strategy of the Dogs of the Market Fund (the "Dogs of the Market Strategy") entails the selection of 30 common stocks from the Dow Jones Industrial Average and the S&P 400 Industrial Average which are high dividend yielding common stocks of large well-established companies and meet certain criteria as described in this prospectus. (The Dogs of the Market Strategy is referred to as a "Strategy.") For a more detailed description of the Fund's investment strategy, see "About the Fund - Investment Objective and Policies."

Purchase of Shares

Shares of the Fund will be offered to investors during the continuous offering at a price equal to the next determined net asset value per share. There are no fees or charges to purchase or sell shares or to reinvest dividends, however, a fee applies to certain short-term redemptions, see "Information About Your Account - Redemption of Shares". There are no Rule 12b-1 fees.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PROSPECTUS
November 31, 1998



This Prospectus contains the information you should know about the Fund before you invest. Please keep it for future reference. A statement containing additional information about the Fund, dated November 30, 1998 has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. It is available, at no charge, by calling or by writing the Fund at the telephone number or address set forth above. The SEC maintains an internet site (http://www.sec.gov) that contains the SAI, other material incorporated by reference and other information about companies that file electronically with the SEC.


O'Shaughnessy Capital Management, Inc.
Manager

First Fund Distributors, Inc.
Distributor

TABLE OF CONTENTS
About the Fund . . . . . . . . . . . . . . . .
Financial Highlights . . . . . . . . . . . . .
Management and Organization of the Fund  . . . . .
Information about Your Account . . . . . . . .
Information on Distributions and Taxes . . . . . .
Performance Information  . . . . . . . . . . .
Net Asset Value  . . . . . . . . . . . . . . .
Other Shareholder Services . . . . . . . . . .

ABOUT THE FUND
TRANSACTION AND FUND EXPENSES

The following table and example should help you understand the kinds of expenses you will bear directly or indirectly as a Fund shareholder. In the table, "Shareholder Transaction Expenses," shows that you pay no sales charges. All the money you invest in the Fund goes to work for you, subject to the fees noted in the table. "Annual Fund Operating Expenses" shows how much it would cost to operate the Fund for a year, based on estimated expenses through the end of the Fund's first full year. These costs you pay indirectly, because they are deducted from the Fund's total assets before the daily share price is calculated and before dividends and other distributions are made. You will not see these expenses on your account statement.

Fee Table
Shareholder Transaction Expenses:
Maximum Sales Charge Imposed on
Purchases (as a percentage of offering price). . . . .None
Maximum Sales Charge Imposed on
Dividend Reinvestments . . . . . . . . . . . . . . . .None
Deferred Sales Charge (as a percentage of original
purchase price or redemption proceeds, whichever is lower) . . . . .None
Redemption fee (a)
(on shares held less than 90 days) . . . . . . . . . 1.50%
Exchange Fee (a) (b)
(on shares held less than 90 days) . . . . . . . . . 1.50%

Annual Fund Operating Expenses
(as a percentage of average net assets):
Management Fees (c) (d). . . . . . . . . . . . . . . 0.74%
Rule 12b-1 Fees. . . . . . . . . . . . . . . . . . . .None
Other Expenses (d) . . . . . . . . . . . . . . . . . 0.72%
Total Fund Operating Expenses (d). . . . . . . . . . 1.46%


1.46% was the Fund's operating expense ratio for the fiscal year ended September 30, 1998. The Advisor is limiting the Fund's operating expense ratio to 1.09% for the fiscal year ending September 30, 1999.


(a) A 1.5% redemption fee, payable to the Funds, will be assessed on shares purchased and held for less than 90 days. Shareholders who effect redemptions of Fund shares by wire transfer will pay a $12.00 wire transfer fee. See "Information About Your Account - Redemption of Shares."

(b) Shareholders who effect exchanges of shares of the Fund for shares of another fund by telephone in accordance with the exchange privilege will be charged a $5.00 exchange fee in addition to any fees applicable as indicated in footnote (a). See "Information About Your Account - Exchange Privilege."

(c)  See "Management and Organization of the Fund - Management."

(d) To limit the Fund's expenses, the Manager has voluntarily agreed to reduce its fees or reimburse the Fund through at least September 30, 1999 to ensure that the Fund's total operating expenses do not exceed 1.09% of average net assets annually. Any such reductions made by the Manager in its fees or reimbursement of expenses with respect to the Fund are subject to reimbursement by the Fund to the Manager (recapture by the Manager), provided the Fund is able to effect such reimbursement while keeping total operating expenses at or below 1.09% of average net assets annually, and that no reimbursement will be made after September 30, 2000. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the Fund.

Example:

An investor would pay the following expenses on a $1,000 investment assuming:
(1) the operating expense ratio set forth in the table above; (2) a 5% annual return throughout the period; and (3) redemption at the end of the period:
Cumulative Expenses Paid for the Period of:

One year . . . . . . . . . . . . . . . . $ 15
Three years. . . . . . . . . . . . . . . $ 47
Five years . . . . . . . . . . . . . . . $ 80
Ten years. . . . . . . . . . . . . . . .$ 176

The table and example are intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The example should not be considered a representation of past or future expenses or annual rate of return, and actual expenses or annual rate of return may be more or less than those shown.

FINANCIAL HIGHLIGHTS

The table that follows is included in the Fund's Annual Report and has been audited by McGladrey & Pullen, LLP, Independent Certified Public Accountants. Their reports on the financial statements and financial highlights are included in the Annual Report. The financial statements and financial highlights are incorporated by reference into (are legally a part of) the Fund's Statement of Additional Information.

Per Share Operating Performance
(For a share outstanding throughout the period)


                                           Year        November 1, 1996*
                                           Ended            through
                                    September 30, 1998  September 30, 1997
Net asset value, beginning of period    $ 11.96            $ 10.00
Income from investment operations:
   Net investment income                   0.10               0.10
   Net realized & unrealized gain
        on investments                     0.02               1.87
Total from investment operations           0.12               1.97

Less distributions:
   From net investment income            (0.09)             (0.01)
   From net capital gains                (0.59)             (0.00)
Total distributions                      (0.68)             (0.01)

Net asset value, end of period          $ 11.40            $ 11.96

Total Return                              0.74%           19.74%**

Ratios/supplemental data:
Net assets, end of period (millions)   $  22.6                $7.2

Ratio of expenses to average net assets:
   Before expense reimbursement           1.46%             4.28%+
   After expense reimbursement            1.46%             1.99%+

Ratio of net investment income
        (loss) to average net assets:
   Before expense reimbursement           1.24%           (0.51%)+
   After expense reimbursement            1.24%             1.78%+

Portfolio turnover rate                  44.35%            118.44%



* Commencement of operations.
**   Not Annualized.
+   Annualized.


INVESTMENT OBJECTIVE AND POLICIES

To help you decide whether the Fund is appropriate for you, this section takes a closer look at the Fund's investment objective and policies.

What is the Fund's objective?

The investment objective of the Fund is to seek total return, consisting of capital appreciation and current income. There can be no assurance that the Fund will achieve its investment objective.

How does the Fund achieve its objective?

The Dogs of the Market Fund seeks to achieve its investment objective through a process of Strategy Indexing , which is pursued through the implementation of the Dogs of the Market Strategy. This Strategy was developed by the Manager.

Other than assets temporarily maintained in cash or liquid short-term securities pending investment to meet redemption requests or to comply with federal tax laws applicable to mutual funds, the Fund will invest substantially all of its assets in common stocks selected through the Strategy as described more fully below.

What is the Dogs of the Market Strategy?

The Dogs of the Market Strategy selects thirty stocks using the following selection criteria:

1. Ten stocks in the Fund's portfolio will be the highest yielding stocks from the Dow Jones Industrial Average1 (the "Dow Dogs").

2. Twenty stocks will be the highest yielding stocks from the S&P 400 Industrial Average that also have: a) market capitalization exceeding $1 billion and (b) an issue of common stock outstanding rated higher than A by Standard & Poor's.

How does investment through the Dogs of the Market Strategy work?

Upon implementation of the Strategy, the Manager purchased 30 stocks for the Fund as dictated by the Dogs of the Market Strategy, based on information as of that date. The Fund's holdings of each stock in its portfolio were initially be weighted equally by dollar amount. Thereafter, the Manager re-balances the portfolio of the Fund annually in the first month of the succeeding year (the "Re-Balance Date"), in accordance with the Fund's Strategy, based on information determined on or about the immediately preceding December 31. That is, on the Re-Balance Date of each year, stocks meeting the Strategy's criteria based on information determined on or about immediately preceding December 31 will be purchased for the Fund to the extent not then held, stocks which no longer meet the criteria as of such date will be sold, and the holdings of all stocks in the Fund that continue to meet the criteria will be appropriately increased or decreased to result in equal weighting of all stocks in the portfolio.

1. "Dow Jones Industrial Average" is a trademark of Dow Jones & Company, Inc. ("Dow Jones"). Neither the Fund nor the Manager is affiliated with, nor is the Fund sponsored by Dow Jones. Dow Jones has not participated in any way in the creation of the Fund or in the selection of stocks included in the Fund, nor has Dow Jones reviewed or approved any information included in this Prospectus.

When the Fund receives new cash flow from the sale of its shares over the course of the year, such cash will first be used to the extent necessary to meet redemptions. The balance of any such cash will be invested in the 30 stocks selected for the Fund pursuant to the Strategy as of the most recent rebalancing of the Fund's portfolio, in proportion to the current weightings of such stocks in the portfolio and without any intention to rebalance the portfolio on an interim basis. It is anticipated that such purchases will generally be made on a weekly basis, but may be on a more or less frequent basis in the discretion of the Manager, depending on certain factors, including the size of the Fund and the amount of cash to be invested. To the extent redemptions exceed new cash flow into the Fund, the Fund will meet redemption requests by selling securities on a pro rata basis, based on the current weightings of such securities in the portfolio. Thus, interim purchases and sales of securities between annual Re-Balance Dates will be based on current portfolio weightings and will be made without regard to whether or not a particular security continues to meet the Strategy's criteria.

Will the Manager deviate from the Strategy?

The Manager is committed to a rigorous, disciplined approach and cannot presently anticipate any circumstances which would cause it to diverge from the Strategy described above in managing the Fund.

Is there anything else I should know about the Strategy?

The Fund offers a disciplined approach to investing, based on a buy and hold philosophy over the course of each year, which ignores market timing and rejects active management. The Fund will adhere to its Strategy regardless of the performance of the stock market in a particular period.

The Manager anticipates that the 30 stocks held in the Fund's portfolio will remain the same throughout the course of a year, despite any adverse developments concerning an issuer, an industry, the economy or the stock market generally. However, if during the course of a year it is determined that earnings or other factual criteria that form the basis for selecting a security are false or incorrect, the Manager reserves the right to replace such a security with another meeting the criteria of the Strategy. Also, due to purchases and redemptions of Fund shares during the year, changes in the market value of the stock positions held in the Fund's portfolio and compliance with the federal tax laws, it is likely that stock positions will not be weighted equally at all times during a year.

The Fund will be substantially fully invested in stocks selected as described above at all times.

How can I decide if the Fund is an appropriate investment for me?

Consider your investment goals, your time horizon for achieving them, and your tolerance of risk. The Fund is not an appropriate investment for those who seek short-term investments, since the Manager expects the benefits of investing in the Fund to be derived from investing assets in accordance with the Strategy over the long-term. See "What is the historical performance of the Strategy?" below. A discussion of the risks associated with investment in the Fund is contained in "Risk Factors" below.

Is there other information I should review before making a decision?

Be sure to review "Other Investment Policies and Practices" which discusses certain additional investment practices of the Fund. In addition, historical information relating to the performance of the Strategy over time is discussed below.

What is the historical performance of the Strategy?

The following graphs and tables compare the actual performance of the S&P 500 Index (the "S&P 500"), the hypothetical performance of the Strategy for the historical periods indicated and the actual performance of the Dogs of the Market Fund for 1997. Returns for the Strategy are the returns on a hypothetical portfolio of stocks which was rebalanced annually in accordance with the Strategy for the historical periods indicated. The Strategy has been developed and tested solely by the Manager.

Actual performance of the Fund may differ from the quoted performance of the Strategy for the following reasons: the Fund may not be fully invested at all times; not all stocks in the Fund's portfolio may be weighted equally at all times due to appreciation or depreciation in a stock's value; purchases and sales of stocks for the Fund's portfolio are likely to occur between annual rebalancings due to cash inflows and outflows (from purchases and redemptions of Fund shares) during the year; in managing the Fund, the Manager may make limited modifications to the Strategy as necessary to comply with federal tax laws; and the returns of the Strategy do not reflect the advisory fees, commission costs, expenses or taxes which would be borne by the Fund.

Because the returns for the Strategy are hypothetical, they do not represent actual trading or the impact that material economic and market factors might have had on the Manager's decision-making under actual circumstances. However, except as described above, the Manager can presently foresee no circumstances that would cause deviation from the Strategy in managing the Fund. All returns contained in the graphs and charts below reflect reinvestment of dividends and other earnings.

        O'Shaughnessy Dogs of the Market Strategy Index vs. the S&P 500* (December 31, 1974 - December 31, 1997)
                                  (Unaudited)

               Year Ending        S&P 500       Dogs of the Market Strategy

                 12/31/75           37.20%          50.52%
                 12/31/76           23.84%          30.51%
                 12/31/77           -7.18%          -2.80%
                 12/31/78          6.56%             4.12%
                 12/31/79           18.44%          20.56%
                 12/31/80           32.42%          21.25%
                 12/31/81           -4.91%           7.20%
                 12/31/82           21.41%          31.88%
                 12/31/83           22.51%          32.02%
                 12/31/84          6.27%             9.65%
                 12/31/85           32.16%          32.20%
                 12/31/86           18.47%          25.87%
                 12/31/87          5.23%             7.83%
                 12/31/88           16.81%          29.40%
                 12/31/89           31.49%          29.18%
                 12/31/90           -3.17%          -0.46%
                 12/31/91           30.55%          32.38%
                 12/31/92          7.67%            13.75%
                 12/31/93          9.99%            12.78%
                 12/31/94          1.31%             4.97%
                 12/31/95           37.43%          36.88%
                 12/31/96           23.07%          20.77%
                 12/31/97          33.36%            25.80%

+Returns for 1997 are actual for the Dogs of the Market Fund, net of fees and expenses.

* This Chart and the Index Performance Statistics and Comparisons represent past performance of the S&P 500, an unmanaged index of securities, and the Dogs of the Market Strategy, but not the Dogs of the Market Fund, applied retroactively, and should not be considered indicative of future results. The performance of the strategy shown is a hypothetical example of the performance of the strategy found in the backtest, using an initial $10,000 value, if the Strategy had been in existence and employed from 1974 through 1996, together with the actual return of the O'Shaughnessy Dogs of the Market Fund for 1997. Performance of the Strategy and the S&P 500 do not reflect advisory fees, commissions, expenses or taxes that the Fund bears. The Strategy's performance as well as that of the S&P 500 would be lower if such fees and expenses were deducted. Read the prospectus carefully before investing.

     Summary results for S&P 500 and Hypothetical Results
           for Dogs of the Market Strategy Stocks,
             December 31, 1974   December 31, 1997.

These Performance Statistics and Comparisons represent past performance of the S&P 500, an unmanaged index of securities, and the Dogs of the Market Strategy, but not the Dogs of the Market Fund, applied retroactively, and should not be considered indicative of future results. The performance of the strategy shown is a hypothetical example of the performance of the strategy found in the backtest, using an initial $10,000 value, if the Strategy had been in existence and employed from 1974 through 1996, together with the actual return of the O'Shaughnessy Dogs of the Market Fund for 1997. Performance of the Strategy and the S&P 500 do not reflect advisory fees, commissions, expenses or taxes that the Fund bears. The Strategy's performance as well as that of the S&P 500 would be lower if such fees and expenses were deducted. Read the prospectus carefully before investing.

                                          (Unaudited)

                                                  Dogs of the
                                  S&P 500       Market Strategy
   Arithmetic average              17.43%            20.71%
   Standard deviation
      of return                     13.68%          13.31%
   Sharpe risk-adjusted ratio*      76.00            103.00
   3-yr compounded**                31.15%          27.64%
   5-yr compounded**                20.24%          19.74%
   10-yr compounded*                18.05%          19.96%
   15-yr compounded**              17.52%            20.31%
   20-yr compounded**              16.65%            19.36%
   Compound Annual Return          16.61%            19.97%

   $10,000 becomes:               $342,992.70     $658,274.25

* The Sharpe ratio takes a portfolio's volatility, as measured by its standard deviation of return, into account. The higher the Sharpe ratio, the better the portfolio's risk-adjusted return. The Sharpe ratio is calculated by subtracting the risk free Treasury bill return from the portfolio's return and then dividing that number by the portfolio's overall standard deviation of return.

** Quoted return is for the most recent period ended December 31, 1997.

+Returns for 1997 are actual for the Dogs of the Market Fund, net of fees and expenses.

OTHER INVESTMENT POLICIES AND PRACTICES

This section takes a detailed look at other investment policies and practices of the Fund. The Fund's investments are subject to further restrictions and risks described in the Statement of Additional Information.

Shareholder approval is required to change the Fund's investment objective and certain investment restrictions noted in the following section as "fundamental policies." The Manager also follows certain "operating policies" which can be changed without shareholder approval. However, significant changes in operating policies are discussed with shareholders in Fund reports.

The Fund's holdings in certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth below. While these restrictions provide a useful level of detail about the Fund's investments, investors should not view them as an accurate gauge of the potential risk of such investments. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the Fund's other investments.

Cash and Short-Term Securities. The Fund may temporarily invest a portion of its total assets in cash or liquid short-term securities pending investment of such assets in stocks in accordance with the Fund's investment strategy and in order to meet redemption requests. The Fund may also invest a portion of its assets in cash or liquid short-term securities for temporary defensive purposes, but is under no obligation to do so. Short-term securities in which the Fund may invest include certificates of deposit, commercial paper, notes, obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and repurchase agreements involving such securities. See "Repurchase Agreements," below.

The Manager does not expect assets invested in cash or liquid short-term securities to exceed 5% of the Fund's total assets at any time.

Repurchase Agreements. The Fund may invest in repurchase agreements. The Fund may only enter into repurchase agreements with a member bank of the Federal Reserve System or a well-established securities dealer in U.S. government securities. In the event of a bankruptcy or default by the seller of the repurchase agreement the Fund may suffer delays and incur costs or possible losses in liquidating the underlying security which is held as collateral, and the Fund may incur a loss if the value of the collateral declines during this period. As a matter of operating policy, the Fund may not invest more than 15% of its total assets in repurchase agreements maturing in more than seven days.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed, put to the issuer or a third party, or which do not mature within seven days, or which the Manager, in accordance with guidelines approved by the Board of Directors, has not determined to be liquid.

The Fund may purchase, without regard to the above limitation, securities that are not registered under the Securities Act of 1933 (the "Securities Act") but that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act, provided that the Board of Directors, or the Manager pursuant to guidelines adopted by the Board, continuously determines, based on the trading markets for the specific Rule 144A security, that it is liquid.

Lending of Portfolio Securities. Like other mutual funds, the Fund may from time to time lend securities from its portfolio to banks, brokers and other financial institutions to earn additional income. The principal risk is that the borrower may default on its obligation to return borrowed securities, because of insolvency or otherwise. In this event, the Fund could experience delays in recovering its securities and capital. In accordance with applicable law, the Fund may not lend portfolio securities representing in excess of 33 1/3% of its total assets. The lending policy is a fundamental policy.

Borrowing. The Fund may borrow money from banks in an amount up to 33% of its total assets for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge assets in connection with such borrowing. The borrowing policy is a fundamental policy.

Industry Concentration. The Fund may not invest more than 25% of its total assets in any one industry (excluding U.S. Government securities). The concentration policy is a fundamental policy.

Foreign Securities. The Fund may invest up to 25% of its total assets in securities of foreign issuers, either through (i) direct purchase of securities of foreign issuers or the NASDAQ National Market System or (ii) purchase of American Depository Receipts ("ADRs") which are dollar-denominated securities of foreign issuers traded in the U.S. Such investments increase diversification of the Fund's portfolio and may enhance return, but they also involve some special risks such as exposure to potentially adverse local political and economic developments, nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from regulatory practices that differ from U.S. standards; the imposition of withholding taxes on income from such securities; confiscating taxation; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). These risks are heightened for investment in developing countries and there is no limit on the amount of the Fund's foreign investments that may be invested in such countries.

The Fund may invest in ADRs through both sponsored and unsponsored arrangements. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of the ADRs.

Hedging and Return Enhancement Strategies. The Fund is permitted to utilize certain hedging and return enhancement strategies and techniques such as options on securities and securities indices, futures contracts on securities and securities indices and options on futures contracts, as described below.

Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk, because they enable the investor to buy or sell an asset in the future at an agreed upon price. Options (another potentially high-risk derivative) give the investor the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. The Fund may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; and to protect the value of portfolio securities. The Fund may purchase, sell, or write call and put options on securities, financial indices and futures.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower the Fund's total return, and the potential loss from the use of futures can exceed the Fund's initial investment in such contracts.

As a matter of operating policy, initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of the Fund's net asset value.

Firm Commitment Agreements and When-Issued Purchases. The Fund may purchase securities under a firm commitment agreement or on a when-issued basis. Firm commitment agreements and when-issued purchases call for the purchase of securities at an agreed-upon price on a specified future date, and would be used, for example, when a decline in the yield of securities of a given issuer is anticipated. The Fund as purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. The Fund will not enter into such transactions for the purpose of leveraging, and accordingly, will segregate liquid assets with its custodian equal (on a daily market-to-market basis) to the amount of its commitment to purchase the when-issued securities and securities subject to the firm commitment agreement.

Warrants. The Fund may invest in warrants, which are similar to options to purchase securities at a specific price valid for a specific period of time. The Fund may not invest more than 5% of its net assets (at the time of investment) in warrants (other than those attached to other securities). If the market price of the underlying security never exceeds the exercise price, the Fund will lose the entire investment in the warrant. Moreover, if a warrant is not exercised within the specified time period, it will become worthless and the Fund will lose the purchase price and the right to purchase the underlying security.

Diversification. In order to maintain the Fund's status as a diversified investment company, with respect to 75% of the Fund's total assets: 1) not more than 5% of the Fund's assets may be invested in the securities of a single issuer (excluding U.S. Government securities); and 2) the Fund may not hold more than 10% of the outstanding voting securities of a single issuer. The diversification policy is a fundamental policy.

Portfolio Transactions. In executing portfolio transactions, the Fund seeks to obtain the best net results, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Fund generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available. In addition, consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

Portfolio Turnover. The Fund anticipates that its annual turnover rate should not exceed 50% under normal conditions. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. High portfolio turnover involves correspondingly greater transaction costs in the form of brokerage commissions and dealer spreads, which are borne directly by the Fund.

RISK FACTORS

What are some of the potential risks associated with the Strategy?

The Strategy Indexing utilized by the Fund provides a disciplined approach to investing, based on a buy and hold philosophy during the course of each year, which ignores market timing and rejects active management. The Fund will adhere to its Strategy (subject to applicable federal tax requirements relating to mutual funds), despite any adverse developments concerning an issuer, an industry, the economy or the stock market generally. This could result in substantial losses to the Fund, if for example, the stocks selected for the Fund's portfolio for a given year are experiencing financial difficulty, or are out of favor in the market because of weak performance, poor earnings forecast, negative publicity or general market cycles. The Fund is not an appropriate investment for those who are not comfortable with the Fund's Strategy.

There can be no assurance that the market factors that caused the stocks held in the Fund's portfolio to meet the Strategy's investment criteria as of rebalancing in any given year will continue during such year until the next rebalancing, that any negative conditions adversely affecting a stock's price will not develop and/or deteriorate during a given year, or that share prices of a stock will not decline during a given year.

As described above, the Fund's portfolio is rebalanced annually in accordance with its Strategy. Rebalancing may result in elimination of better performing assets from the Fund's portfolio and increases in investments in securities with relatively lower total return.

What are some potential risks associated with investing primarily in common stocks?

The fundamental risk associated with any common stock fund is the risk that the value of the stocks it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other investment choices. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. The Fund is not an appropriate investment for those who are unable or unwilling to assume the risk involved generally with investment in common stocks.

Are there any additional risks associated with investment in the Fund?

There is no guarantee that the investment objective of the Fund will be achieved or that the value of a shareholder's investment in the Fund will not decrease.

MANAGEMENT AND ORGANIZATION OF THE FUND
MANAGEMENT

Who runs the Fund?

General Oversight. O'Shaughnessy Funds, Inc. is governed by a Board of Directors that meets regularly to review the Fund's investment, performance, expenses, and other business affairs. The Board elects the Fund's officers.

Manager. O'Shaughnessy Capital Management, Inc. acts as investment manager of the Fund pursuant to a management agreement with O'Shaughnessy Funds on behalf of the Fund (the "Management Agreement"). In its capacity as investment manager, the Manager is responsible for selection and management of the Fund's portfolio investments. For its services, the Fund pays the Manager a fee each month, at the annual rate of 0.74% of the Fund's average daily net assets.

The Manager's office is located at 35 Mason Street, Greenwich, Connecticut 06830. O'Shaughnessy Capital Management was incorporated in 1988. The Manager serves as portfolio consultant to a unit investment trust and provides investment advisory services to investment companies and individual and institutional accounts with assets in excess of $800 million.

Portfolio Management. James P. O'Shaughnessy has had the day-to-day responsibility for managing the Fund's portfolio and developing and executing the Fund's investment program since inception of the Fund. For the past ten years, Mr. O'Shaughnessy has served as Chairman and CEO of the Manager, and in such capacity, has managed equity accounts for high net worth individuals and served as portfolio consultant to a unit investment trust. Mr. O'Shaughnessy is recognized as a leading expert and pioneer in quantitative equity analysis. He is the author of three financial books, Invest Like the Best, What Works on Wall Street and How to Retire Rich.

Distributor. First Fund Distributors, Inc. (the "Distributor"), a registered broker-dealer, acts as the principal distributor of the shares of the Fund. The address of the Distributor is 4455 E. Camelback Road, Suite 261 E, Phoenix, Arizona 85018. The Distributor provides distribution services to the Fund at no cost to the Fund.

Administrator. Pursuant to an Administration Agreement, Investment Company Administration, LLC (the "Administrator") serves as administrator of the Fund. The Administrator provides certain administrative services, including, among other responsibilities, coordinating relationships with independent contractors and agents, preparing for signature by officers and filing of certain documents required for compliance with applicable laws and regulations, preparing financial statements, and arranging for the maintenance of books and records. For its services, the Fund pays the Administrator a fee each month, at the annual rate of 0.10% of the first $100 million of the Fund's average daily net assets, 0.05% of the next $100 million of such net assets, and 0.03% of such net assets over $200 million, with a minimum fee of $40,000 annually. The address of the Administrator is 4455 E. Camelback Rd., Suite 261 E, Phoenix, Arizona 85018. The Administrator and the Distributor are under common control and are therefore considered affiliates of each other.

Transfer Agent and Custodian. Firstar Mutual Fund Services, LLC acts as the Fund's transfer and dividend disbursing agent (the "Transfer Agent"). Firstar Bank Milwaukee is the Fund's custodian (the "Custodian"). The address of the Transfer Agent and Custodian is 615 E. Michigan Street, Third Floor, Milwaukee, Wisconsin 53202.

Year 2000 Risk. Like other business organizations around the world, the Fund could be adversely affected if the computer systems used by its investment manager and other service providers do not properly process and calculate information related to dates beginning January 1, 2000. This is commonly known as the "Year 2000 Issue." The Fund's manager has taken steps that it believes are reasonably designed to address the Year 2000 Issue with respect to its own computer systems and the Fund has obtained assurances from the Fund's other service providers that they are taking comparable steps. However, there can be no assurance that these actions will be sufficient to avoid any adverse impact on the Fund.

How are Fund expenses determined?

The Management Agreement identifies the expenses to be paid by the Fund. In addition to the fees paid to the Manager, the Fund pays certain additional expenses, including but not limited to, the following: shareholder service expenses; custodial, accounting, legal, and audit fees; administrative fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and independent Director fees and expenses. The Manager has voluntarily agreed to reduce fees payable to it by the Fund or reimburse the Fund to the extent necessary to limit the Fund's aggregate annual operating expenses to 2.00% of average net assets (the "expense cap"). Any such reductions made by the Manager in its fees or reimbursement of expenses with respect to the Fund are subject to recapture by the Manager provided the Fund is able to effect such recapture while keeping total operating expenses at or below the annual expense cap, and that no recapture will be made after September 30, 2000. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the Fund.

ORGANIZATION
How is the Fund organized?

The Fund is an investment portfolio or series of O'Shaughnessy Funds. There are three other investment portfolios of O'Shaughnessy Funds, shares of which are not offered for sale through this Prospectus: O'Shaughnessy Cornerstone Value Fund, O'Shaughnessy Cornerstone Growth Fund and O'Shaughnessy Aggressive Growth Fund (the "other O'Shaughnessy Funds"). The charter of O'Shaughnessy Funds provides that the Board of Directors may issue additional investment portfolios of shares and/or additional classes of shares for each investment portfolio. O'Shaughnessy Funds was organized as a corporation in Maryland on May 20, 1996.

What is meant by "shares"?

As with all mutual funds, investors purchase shares when they invest in the Fund. These shares are a part of a Fund's authorized capital stock, but share certificates are not generally issued.

Each full share and fractional share entitles the shareholder to: receive a proportional interest in the Fund's capital gain distributions; and cast one vote per share on certain Fund matters, including the election of Fund Directors, changes in fundamental policies, or approval of changes in the Fund's Management Agreement.

Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Prospectus.

Does the Fund have annual shareholder meetings?

The Fund is not required to hold annual meetings and does not intend to do so except when certain matters, such as a change in the Fund's fundamental policies, are to be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting if they wish, for the purpose of voting on the removal of any Fund Director. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the Fund will send you proxy materials that explain the issues to be decided and include a voting card for you to mail back.

INFORMATION ABOUT YOUR ACCOUNT
PURCHASE OF SHARES

The minimum initial investment in the Fund is $2,500 for regular accounts and $250 for Individual Retirement Accounts. For corporate sponsored retirement plans, there is no minimum initial investment. There is no minimum subsequent investment requirement for any account, however, a $100 minimum exists for each additional investment made through the automatic investment plan.

Investors may make an initial purchase of shares and subsequent investments in the Fund by mail or wire as described below. The Fund reserves the right in its sole discretion to waive the minimum investment amounts, including in the case of investments by employees and affiliates of the Manager and family members of any of the foregoing, and Individual Retirement Accounts ("IRAs") of shareholders of the Fund, and certain purchase programs made available to clients of financial intermediaries eligible to sell shares of the Fund.

The Internal Revenue Service requires the correct reporting of social security numbers or tax identification numbers. The failure to provide this information will result in the rejection of an investor's Application.

How do I purchase shares by mail?

For initial investments, please send a completed Application, together with a check payable to O'Shaughnessy Dogs of the Market Fund to O'Shaughnessy Funds, Inc., c/o Firstar Mutual Fund Services, LLC, at P.O. Box 701, Milwaukee, WI 53201-0701 (for Applications sent by U.S. mail) or 615 E. Michigan Street, Third Floor, Milwaukee, WI 53202 (for Applications sent via overnight courier). Subsequent investments must be accompanied by a letter indicating the name(s) in which the account is registered and the account number or by the remittance portion of the account statement and mailed to the address stated above.

How do I purchase shares by wire?

If you are wiring funds, call the Fund at 877-OSFUNDS (673-8637) for an account number if this is an initial investment or to inform the Transfer Agent that a wire is expected if this is a subsequent investment.

For an initial investment, prior to or immediately after the funds are wired, a completed Application should be sent to O'Shaughnessy Funds, Inc., c/o Firstar Mutual Fund Services, LLC, at P.O. Box 701, Milwaukee, WI 53201-0701 (for Applications sent by U.S. mail) or 615 E. Michigan Street, Third Floor, Milwaukee, WI 53202 (for Applications sent via overnight courier). Instruct your bank to wire federal funds to O'Shaughnessy Funds, c/o Firstar Trust Company, ABA# 075000022, DDA # 112952137.

The wire should specify the name of the Fund, the name(s) in which the account is registered, the shareholder's social security number or employer tax identification number, the account number and the amount being wired. Please indicate if this is an initial or subsequent investment. Wire purchases are normally used only for large purchases (over $5,000). Your bank may charge you a fee for sending the wire.

What is the purchase price of Fund shares and when do purchases become effective?

Purchases of Fund shares become effective and shares will be priced at the net asset value per share ("NAV") next determined after the investor's check or wire is received by the Transfer Agent. NAV for the Fund is calculated as of the close of business on the New York Stock Exchange ("NYSE") (currently 4:00 pm, Eastern time). If your request is received in correct form before 4:00 pm Eastern time, your transaction will be priced at that day's NAV. If your request is received after 4:00 pm, it will be priced at the next business day's NAV. Orders that request a particular day or price for your transaction or any other special conditions cannot be accepted.

The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 pm, Eastern time.

The purchase order must include the documentation specified above. Please do not send purchase orders to the Fund; the Fund forwards purchase orders to the Transfer Agent and a purchase will not become effective until the Transfer Agent receives all the necessary documentation.

What are the conditions of purchase?

All purchase orders are subject to acceptance or rejection by the Fund or the Distributor, in their sole discretion. The offering of shares may be suspended whenever the Fund considers suspension desirable or when required by any order, rule or regulation of any governmental body having jurisdiction. Checks and money orders should be drawn on United States banks; the Fund and the Distributor reserve the right to reject checks drawn on foreign banks.

The Transfer Agent will mail a confirmation of each completed purchase to the investor. If an order is canceled because an investor's check does not clear, the investor will be responsible for any loss incurred by the Fund, the Transfer Agent, the Distributor, the Administrator or the Manager. If the investor is already a shareholder, the Fund may redeem shares from the account to cover any loss. If the investor is not a shareholder or if the loss is greater than the value of the shareholder's account, the Distributor will be responsible for any loss to the Fund, and will have the right to recover such amount from the investor.

Who do I contact if I have questions about my account or need additional information concerning an investment in the Fund?

If you have investment questions about the Fund, or if you would like any additional information relating to an investment in the Fund, please call 877-OSFUNDS (673-8637) (toll-free), or write to the Distributor at First Fund Distributors, Inc., 4455 E. Camelback Road, Suite 261 E, Phoenix, Arizona, 85018. If you are a shareholder and have questions about your account, or if you wish to arrange for wire transactions, please call the Fund at 877-OSFUNDS (673-8637). Before telephoning, please be sure to have your account number and social security number or employer tax identification number readily available.

Will I receive share certificates for shares purchased?

Share certificates will not be issued for shares unless the investor sends a written request for certificates to O'Shaughnessy Funds, Inc., c/o Firstar Mutual Fund Services, LLC, at P.O. Box 701, Milwaukee, WI 53201-0701 (for requests sent via U.S. mail) or 615 E. Michigan Street, Third Floor, Milwaukee, WI 53202 (for requests sent via overnight courier). Share certificates are issued only for full shares and may be redeposited in the shareholder's account at any time. In order to facilitate redemptions and exchanges, most shareholders elect not to receive certificates, since a shareholder wishing to redeem or exchange shares represented by a certificate must surrender such certificate, properly endorsed on the reverse side together with a signature guarantee. (See "Redemption of Shares - When are signature guarantees required?" below). If a certificate is lost, the shareholder may incur an expense in replacing it.

Can I purchase shares through broker-dealers other than the Distributor?

O'Shaughnessy Funds may enter into agreements with various outside brokers on behalf of the Funds through which shareholders may purchase shares. Such shares may be held by such outside brokers in an omnibus account rather than in the name of the individual shareholder. The Manager may reimburse the outside brokers for providing shareholder services to the omnibus accounts in an amount equal to what the Fund would otherwise have paid to provide shareholder services to each individual shareholder account.

Investors may also arrange to purchase shares of the Fund through other outside broker-dealers with which O'Shaughnessy Funds does not have an arrangement, and such broker-dealers may purchase shares of the Fund by telephone if they have made arrangements in advance with the Fund. To place a telephone order such broker-dealer should call the Fund at 877-OSFUNDS (673-8637).

Purchases by broker-dealers become effective and shares will be priced as described above. If an investor purchases shares through broker-dealers other than the Distributor, such broker-dealers may charge the investor a service fee that is reasonable for the service performed, bearing in mind that the investor could have acquired or redeemed the Fund's shares directly without the payment of any fee. No part of any such service fee will be received by the Distributor, the Manager, the Administrator or the Fund.

EXCHANGE PRIVILEGE

Shares of the Fund may be exchanged for shares of each of the other O'Shaughnessy Funds (i.e., O'Shaughnessy Cornerstone Value Fund, O'Shaughnessy Cornerstone Growth Fund and O'Shaughnessy Aggressive Growth Fund). Prospectuses for the other O'Shaughnessy Funds may be obtained by writing to the Distributor at 4455 E. Camelback Road, Suite 261 E, Phoenix AZ 85018, Attention:
O'Shaughnessy Funds, Inc. or by calling 877-OSFUNDS (673-8637) (toll-free).

You may also exchange shares of the Fund for shares of the Firstar Money Market Fund, a money market mutual fund not affiliated with O'Shaughnessy Funds or the Manager. Prior to making such an exchange, you should obtain and carefully read the prospectus for the Firstar Money Market Fund. The exchange privilege does not constitute an offering or recommendation on the part of the Fund or the Manager of an investment in the Firstar Money Market Fund.

If you exchange into shares of the Firstar Money Market Fund you may establish checkwriting privileges on the Firstar Money Market Fund. Contact the Fund at 877-OSFUNDS (673-8637) for a checkwriting application and signature card.

The exchange procedures are described below.


Is there any sales charge or minimum investment applicable to an exchange?

Shareholders of the Fund may exchange their shares of the Fund, without the payment of any sales or service charge unless the exchange is effected via telephone instructions for which a $5.00 charge will be levied or on shares held less than 90 days for which a redemption fee will be charged (see "Information About Your Account - Redemption of Shares"), for shares of any other fund into which an exchange is permitted equal in value to the net asset value of the shares being exchanged. All exchanges are subject to all applicable terms set forth in the prospectus of the fund into which the exchange is being made. If a shareholder exchanges shares through a broker-dealer other than the Distributor, such broker-dealer may charge the shareholder a service fee, no part of which will be received by the Distributor, the Manager, the Fund, or the fund into which the exchange is being made.

At what price is an exchange effected?

An exchange is effected at the respective net asset values of the two funds with respect to which shares are being exchanged as next determined following receipt by the fund into which the exchange is being made of all necessary documentation in connection with the redemption of Fund shares as described below under "Redemption of Shares - How do I redeem shares by mail?"

Do current instructions concerning receipt of dividends and distributions carry over to exchanged shares?

 Dividend and distribution instructions with respect to exchanged shares will remain the same as those given previously by the shareholders to the fund from which the shareholder is exchanging the shares, unless the shareholder designates a change in such instructions by writing to the Transfer Agent. Please note that such changed instructions (i) must be signed by the registered owners(s) of the shares, exactly as the account is registered and signature guaranteed, and (ii) include the name of the account, the account number, and the name of the fund for which instructions have changed.

What are the conditions applicable to an exchange?

Exchanges involving the redemption of shares recently purchased by personal, corporate or government check will be permitted only after the Fund has reasonable belief that the check has cleared, which may take up to fifteen days after the purchase date. The exchange privilege is available only in states where shares of the other O'Shaughnessy Funds or the Firstar Money Market Fund may be sold legally.

The Fund, the other O'Shaughnessy Funds and the Firstar Money Market Fund each reserves the right to reject any order to acquire its shares through exchange or otherwise and to restrict or terminate the exchange privilege at any time. If the exchange privilege is to be permanently terminated, the Fund will provide its shareholders with written notice of such termination. The Fund reserves the right to suspend temporarily the telephone exchange privilege in emergency circumstances or in cases where, in the judgment of the Fund, continuation of the privilege would be detrimental to the Fund and its shareholders as a whole. Such temporary suspension can be without prior notification.

How can I make exchanges by telephone?

Shareholders who have completed the section of the Fund's Application entitled "Shareholder Privileges" are eligible to make telephone requests for exchanges and may do so by telephoning the Fund at 877-OSFUNDS (673-8637). A shareholder who has not completed the Shareholder Privileges section of the Application but who wishes to become eligible to make telephone exchanges should designate a change in such instructions by writing to the Transfer Agent. Please note that such changed instructions must (i) be signed by the registered owner(s) of the shares exactly as the account is registered and signature guaranteed, and (ii) include the name of the account, the account number and the name of the Fund. See "Redemption of Shares - How do I redeem shares by telephone?" below, which describes the time of day at which telephone redemptions and exchanges will be priced and processed. Telephone requests for exchanges cannot be accepted with respect to shares represented by certificates. Shares of the other O'Shaughnessy Funds or Firstar Money Market Fund acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through the exchange.

The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Neither the Fund nor any of its service contractors will be liable for any loss or expense in acting on telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Fund will use procedures that are considered reasonable, including requesting a shareholder to correctly state the account number, the name(s) in which the account is registered, the social security number(s) registered to the account, and certain additional personal identification. A full description of these procedures is contained in the SAI.

Shareholders should be aware that, at times, the volume of telephone calls or other factors beyond the Fund's control may make it difficult to reach the Transfer Agent by telephone. This will be true particularly during periods of drastic economic market changes. In such cases, shareholders should continue to telephone or utilize the written exchange procedures described below.

Shareholders who effect exchanges of Fund shares by telephone will be charged a $5.00 exchange fee.

How do I make exchanges by mail?

To exchange shares by mail, send a written request for exchange signed by the registered owner(s) of the shares, exactly as the account is registered to O'Shaughnessy Funds, Inc., c/o Firstar Mutual Fund Services, LLC, at P.O. Box 701, Milwaukee, WI 53201-0701 (for requests sent by U.S. mail) or 615 E. Michigan Street, Third Floor, Milwaukee, WI 53202 (for requests sent via overnight courier). The request for exchange should include the following information: the name of the account, the account number, the number of Fund shares or the dollar value of Fund shares to be exchanged, the shares of which other fund (either another O'Shaughnessy Fund or the Firstar Money Market Fund) shares of the Fund are to be exchanged for, and the name on the account and the account number (if already established) with such other fund.

REDEMPTION OF SHARES

Shareholders can redeem their shares by giving instructions to the Transfer Agent in writing or by telephone. As more fully described below, these redemption instructions may have to be accompanied by additional documentation, which may include a signature guarantee.

If a shareholder redeems shares through a broker-dealer other than the Distributor, such broker-dealer may charge the shareholder a service fee, no part of which will be received by the Distributor, the Manager, the Administrator or the Fund.

How do I redeem shares by mail?

To redeem shares by mail, send a written request for redemption signed by the registered owner(s) of the shares, exactly as the account is registered to O'Shaughnessy Funds, Inc., c/o Firstar Mutual Fund Services, LLC, at P.O. Box 701, Milwaukee, WI 53201-0701 (for requests sent by U.S. mail) or 615 E. Michigan Street, Third Floor, Milwaukee, WI 53202 (for requests sent via overnight courier). The request should include the following: the name of the account, the account number, the number of shares or the dollar value of shares to be redeemed and whether proceeds are to be sent by mail or wire, and if by wire, giving the wire instructions; (ii) duly endorsed share certificates, if any have been issued for the shares redeemed; (iii) any signature guarantees that are required as described below; and (iv) any additional documents which might be required for redemptions by corporations, executors, administrators, trustees, guardians or other similar shareholders. Except as otherwise directed by the Fund in its discretion, the Transfer Agent will not redeem shares until it has received all necessary documents; corporate and institutional investors and fiduciaries should contact the Transfer Agent to ascertain what additional documentation is required.

When would I pay a redemption fee?

The Fund can experience substantial price fluctuations and are intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions can disrupt the Funds' investment programs and create additional transaction costs that are borne by all shareholders. For these reasons, the Fund will assess a 1.5% fee on redemptions (including exchanges) of Fund shares purchased and held for less than 90 days.

Redemption fees will be paid to the Fund to help offset transaction costs. The Fund will use the "first-in, first-out" (FIFO) method to determine the 90 day holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. If this holding period is less than 90 days, the fee will be assessed.

The fee does not apply to any shares purchased through reinvested distributions (dividends and capital gains) or to shares held in retirement plans such as 401(k), 403(b), 457, Koegh, profit sharing, SIMPLE IRA, SEP-IRA, and money purchase pension accounts. These exceptions may not apply to shares held in broker omnibus accounts. The fee does apply to shares held in IRA accounts and to shares purchased through automatic investment plans (see "Other Shareholder Services - Automatic Investment Plan").

May I send redemption requests to the Fund?

Please do not send redemption requests to the Fund. The Fund must forward all redemption requests to the Transfer Agent and instructions for redemption will not be effective until received by the Transfer Agent. Shares redeemed will be priced at the net asset value per share next determined after acceptance of a complete redemption request by the Transfer Agent. Redemption requests received by the Transfer Agent after the close of the NYSE (currently 4:00 pm, Eastern time) will be treated as though received on the next business day. The Transfer Agent cannot accept redemption requests that specify a particular date for redemption or special redemption conditions.

When are signature guarantees required?

Except as indicated below, all of the signatures on any request for redemption or share certificates tendered for redemption must be guaranteed by a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public cannot provide a signature guarantee.

The Fund will waive the signature guarantee requirement on a redemption request that instructs that the proceeds be sent by mail if all of the following conditions apply: (i) the redemption is for $10,000 or less; (ii) the redemption check is payable to the shareholder(s) of record; (iii) the redemption check is mailed to the shareholder(s) at the address of record; and
(iv) no shares represented by certificate are being redeemed. Share certificates submitted for redemption or exchange must be properly endorsed and contain signature guarantees. In addition, the Fund in its discretion may waive the signature guarantee for employees and affiliates of the Manager, the Distributor and the Administrator, and family members of the foregoing.

The requirement of a guaranteed signature protects against an unauthorized person redeeming shares and obtaining the redemption proceeds.

How do I redeem shares by telephone?

Shareholders who have completed the section of the Fund's Application entitled "Shareholder Privileges" are eligible to make telephone requests for redemptions (without charge) and may do so by telephoning the Fund at 877-OSFUNDS (673-8637). A shareholder who has not completed the Shareholder Privileges section of the Application but who wishes to become eligible to make telephone redemptions, should designate a change in such instructions by writing to the Transfer Agent. Please note that such changed instructions must (i) be signed by the registered owner(s) of the shares exactly as the account is registered and signature guaranteed, and (ii) include the name of the account, the account number and the name of the Fund.

Telephone redemptions cannot be accepted with respect to shares represented by certificates or for IRA accounts. In such cases, redemption can only be made by mail as described above under "Redemption of Shares - How do I redeem shares by mail?" Telephone requests for redemptions (or exchanges - see "Exchange Privilege" above) received before the close of business on the NYSE (currently 4:00 pm, Eastern time) on a business day will be priced and processed as of the close of business on that day; requests received after that time will be processed as of the close of business on the next business day.

As noted above, the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. As long as such procedures are followed, neither the Fund nor any of its service providers will be liable for any loss, expense, or cost arising out of any telephone redemption request, including any fraudulent or unauthorized requests that are reasonably believed to be genuine. See "Exchange Privilege - How can I make exchanges by telephone?" above.

Shareholders should be aware that, at times, the volume of telephone calls or other factors beyond the Fund's control may make it difficult to reach the Transfer Agent by telephone. This will be true particularly during periods of drastic economic or market changes. In the event of difficulty in reaching the Transfer Agent, shareholders should continue to telephone or utilize the written redemption procedures described above under "Redemption of Shares - How do I redeem shares by mail?"

The Fund reserves the right to terminate the telephone redemption privilege at any time and, if so terminated, will provide the shareholders with written notice of such termination. The Fund reserves the right to suspend temporarily telephone redemptions in emergency circumstances or in cases where, in the judgment of the Fund, continuation of the privilege would be detrimental to the Fund and its shareholders as a whole. Such temporary suspension can be without prior notification.

What options do I have in receiving redemption proceeds?

Redemption proceeds may be sent to shareholders by mail or by wire as described below. Wire redemptions will only be made if the Transfer Agent has received appropriate written wire instructions. Because of fluctuations in the value of the Fund's portfolio, the net asset value of shares redeemed may be more or less than the investor's cost.

Redemption By Mail. In the case of shareholders who request that their redemption proceeds be sent by mail, the Transfer Agent mails checks for redemption proceeds typically within one or two business days, but no later than seven days, after it receives the request and all the necessary documents.

Redemption By Wire. In the case of shareholders who request that their redemption proceeds be sent by bank wire, the Transfer Agent typically wires redemption proceeds the next business day, but no later than seven days, after it receives the request and all necessary documents.

Wire redemptions will be made only if the Transfer Agent has received appropriate written instructions from the shareholder either on the Fund's Application or by separate letter. A shareholder who has not indicated wire instructions on the Application, but would like to have redemption proceeds wired to a particular bank for each redemption request, should so designate by writing to the Transfer Agent. Please note that such instructions must (i) be signed by the registered owner(s) of the shares exactly as the account is registered and signature guaranteed, and (ii) include the name of the account, the account number and the name of the Fund.

A shareholder who would like to change the wire instructions indicated on the Application should designate a change in such instructions by writing to the Transfer Agent and complying with the requirements set forth in the preceding paragraph. There is a $1,000 minimum on redemption proceeds by bank wire. Shareholders who effect redemptions by wire transfer will pay a $12.00 wire transfer fee to the Transfer Agent to cover costs associated with the transfer. In addition, a shareholder's bank may impose a charge for receiving wires.

When would the payment of proceeds be delayed?

Please note that shares paid for by personal, corporate or government check cannot be redeemed before the Fund has reasonable belief that the check has cleared, which may take up to fifteen days after payment of the purchase price. This delay can be avoided by paying for shares by certified check or bank-wire. An investor will be notified promptly by the Transfer Agent if a redemption request cannot be accepted.

Would my account ever be involuntarily redeemed?

Due to the relatively high cost to the Fund of maintaining small accounts, we ask you to maintain an account balance of at least $5,000. If your balance is below $5,000 for three months or longer due to redemptions, we have the right to close your account after giving you 60 days in which to increase your balance.

INFORMATION ON DISTRIBUTIONS AND TAXES

DIVIDENDS AND OTHER DISTRIBUTIONS GENERALLY

Dividend and capital gain distributions are reinvested in additional Fund shares in your account unless you select another option on your Application. The advantage of reinvesting distributions arises from compounding; that is, you receive dividends and capital gain distributions on an increasing number of shares. Distributions not reinvested are paid by check or transmitted to your bank account.

INCOME DIVIDENDS

The Fund declares and pays dividends (if any) annually.

CAPITAL GAINS

A capital gain or loss is the difference between the purchase and sale price of a security. If the Fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month.

TAX INFORMATION

You need to be aware of the possible tax consequences when: (1) the Fund makes a distribution to your account; (2) you sell Fund shares; or (3) you exchange shares of the Fund for shares of one of the other O'Shaughnessy Funds or the Portico Money Market Fund. The following summary does not apply to retirement accounts, such as IRAs, which are tax-deferred until you withdraw money from them.

Will I pay taxes on redemptions or exchanges of Fund shares?

When you sell or exchange shares in the Fund, you may realize a gain or loss. Unless you are a dealer in securities, such gain or loss will be capital gain or loss. Consult your tax advisor concerning the tax rate applicable to your sale or exchange of Fund shares.

A loss recognized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. In addition, if you realize a loss on the sale or exchange of Fund shares held six months or less, your short-term loss recognized is reclassified to long-term to the extent of any long-term capital gain distribution received.

Will I pay taxes on Fund distributions?

Distributions of ordinary income and short-term capital gains are taxable as ordinary income. Distributions designated as capital gains dividends are taxable as capital gains regardless of the length of time shares of the Fund have been held. The dividends of the Fund will be eligible for the 70% deduction for dividends received by corporations only to the extent the Fund's income consists of dividends paid by U.S. corporations.

What is the tax effect of the Fund's investment in foreign securities?

Pursuant to the Fund's investment objectives, the Fund may invest in foreign securities. Foreign taxes may be paid by the Fund as a result of tax laws of countries in which the Fund may invest. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of Fund assets to be invested in various countries is not known. Because the Fund limits its investment in foreign securities, shareholders will not be entitled to claim foreign tax credits with respect to their share of foreign taxes paid by the Fund on income from investments of foreign securities held by the Fund.

What are the tax effects of buying shares before a distribution?

 If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive, in the form of a taxable distribution, a portion of the money you just invested. Therefore, you may wish to find out the Fund's record date(s) before investing. Of course, a Fund's share price may, at any time, reflect undistributed capital gains or unrealized appreciation.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect, and does not address the state and local tax consequences of an investment in the Fund. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively. For additional information regarding federal income tax consequences of an investment in the Fund, see "Additional Information About Dividends and Taxes" in the Statement of Additional Information."

Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state, local or foreign taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

PERFORMANCE INFORMATION

This section should help you understand the terms used to describe Fund performance. The Fund's annual report will contain additional performance information and will be available upon request and without charge.

What is total return?

This tells you how much an investment in the Fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Including reinvested distributions means that total return numbers include the effect of compounding, i.e., you receive income and capital gain distributions on an increasing number of shares.

Advertisements for the Fund may include cumulative or compound average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.

What is cumulative total return?

This is the actual rate of return on an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated between the beginning and the end of the period specified.

What is average annual total return?

This is always hypothetical. Working backward from the actual cumulative return, it tells you what constant year-by-year return would have produced the actual, cumulative return. By smoothing out all the variations in annual performance, it gives you an idea of the investment's annual contribution to your portfolio provided you held it for the entire period in question.

NET ASSET VALUE

The price at which the Fund's shares are purchased or redeemed is the Fund's next determined net asset value per share. The net asset value per share is calculated as of the close of the NYSE (currently 4:00 pm, Eastern time) on each day that the NYSE is open for business and on each other day in which there is a sufficient degree of trading in the Fund's portfolio securities that the current net asset value of the Fund's shares may be materially affected by changes in the value of the Fund's portfolio securities.

How is net asset value determined?

The Fund determines the net asset value per share by subtracting the Fund's total liabilities from the Fund's total assets (the value of the securities the Fund holds plus cash and other assets), dividing the remainder by the total number of shares outstanding, and adjusting the result to the nearest full cent.

How are the securities held in the Fund's portfolio valued?

Securities listed on the NYSE, American Stock Exchange or other national exchanges are valued at the last sale price on such exchange on the day as of which the net asset value per share is to be calculated. Over-the-counter securities included in the NASDAQ National Market System are valued at the last sale price. If there is no sale on a particular security on such day, it is valued at the mean between the bid and asked prices. Other securities, to the extent that market quotations are readily available, are valued at market value in accordance with procedures established by the Board of Directors. Any securities and other assets, for which market quotations are not readily available are valued in good faith in a manner determined by the Directors of the Fund best to reflect their fair value.

OTHER SHAREHOLDER SERVICES

Automatic Investment Plan An Automatic Investment Plan allows a shareholder to make automatic monthly or quarterly investments into a Fund account, in amounts of at least $100, by having the Transfer Agent draw an automatic clearing house
(ACH) debit electronically against a shareholder's checking or savings account. A shareholder may establish an Automatic Investment Plan by completing the appropriate section on the Application for new accounts or by calling the Fund at 877-OSFUNDS (673-8637) and requesting an Automatic Investment Plan Application for existing accounts. A shareholder should be aware that a signed Application should be received by the Transfer Agent at least 15 business days prior to the initial transaction. The Transfer Agent will assess a $20 fee if the automatic investment cannot be made due to insufficient funds, stop payment, or for any other reason. The Fund cannot guarantee acceptance by your bank.

Systematic Cash Withdrawal Plan When an account of $10,000 or more is opened or when an existing account reaches that size, a shareholder may participate in the Fund's Systematic Cash Withdrawal Plan by filling out the appropriate part of the Application. Under this plan, a shareholder may receive (or designate a third party to receive) a monthly or quarterly check in a stated amount of not less than $50. Fund shares will be redeemed as necessary to meet withdrawal payments. All participants must elect to have their dividends and capital gain distributions reinvested automatically. A shareholder who decides later to use this service should call the Fund at 877-OSFUNDS (673-8637).

Reports to Shareholders Each time a shareholder invests, redeems, transfers or exchanges shares, or receives a distribution, the Fund will send a confirmation of the transaction which will include a summary of all of the shareholder's most recent transactions.

At such time as prescribed by law, the Fund will send to each shareholder the following reports (if they are applicable), which may be used in completing U.S. income tax returns:

Form 1099-DIV Report taxable distributions during the preceding calendar year. (If a shareholder did not receive taxable distributions in the previous year, such shareholder will not be sent a 1099-DIV.)

Form 1099-B Reports redemption proceeds paid (including those resulting from exchanges) during the preceding calendar year.

Form 1099-R Report distributions from retirement plan accounts during the preceding calendar year.

Form 5498  Reports contributions to IRAs for the previous calendar year.

If an investor's shares are held by an outside broker in an omnibus account, it is the responsibility of such outside broker to provide shareholders whose shares are held in the omnibus account with any reports prescribed by law which the shareholders require in order to complete their U.S. income tax returns. Shareholders will also receive annual and semi-annual reports including the financial statements of the Funds for the respective periods.

Retirement Plans

Eligible investors may invest in the Fund under the following prototype retirement plans:

     "Education" Individual Retirement Account (IRA)
     "Traditional" Individual Retirement Account (IRA)
     "Roth" Individual Retirement Account (IRA)
     Simplified Employee Pension (SEP) for sole proprietors,
            partnerships and corporations
     Profit-Sharing and Money Purchase Pension Plans for corporations and their employees

Automatic Reinvestment Plan For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at the net asset value per share at the close of business on the record date, unless otherwise specified on the Application or requested by a shareholder in writing. If the Transfer Agent does not receive a written request for subsequent dividends and/or distributions to be paid in cash at least three full business days prior to a given record date, the dividends and/or distributions to be paid to a shareholder will be reinvested. If a shareholder elects to receive dividends and distributions in cash and the U.S. Postal Service cannot deliver the checks, or if the checks remain uncashed for six months, the shareholder's distribution checks will be reinvested into the shareholder's account at the then current net asset value.

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Investment Adviser, the Administrator or the Distributor. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

                       INVESTMENT MANAGER
             O'Shaughnessy Capital Management, Inc.
                        35 Mason Street
                  Greenwich, Connecticut 06830
                       November 24, 1998

                         ADMINISTRATOR
         Investment Company Administration Corporation
              4455 E. Camelback Road, Suite 261 E
                     Phoenix, Arizona 85018

                          DISTRIBUTOR
                 First Fund Distributors, Inc.
              4455 E. Camelback Road, Suite 261 E
                     Phoenix, Arizona 85018

                         TRANSFER AGENT
               Firstar Mutual Fund Services, LLC
                     615 E. Michigan Street
                   Milwaukee, Wisconsin 53202

                            AUDITORS
                    McGladrey & Pullen, LLP
                        555 Fifth Avenue
                 New York, New York 10017-2416


                         LEGAL COUNSEL
              Swidler Berlin Shereff Friedman, LLP
                        919 Third Avenue
                     New York, New York 10022

                            O'Shaughnessy Funds Inc.

                 Building New Standards For Investment Success

                            Cornerstone Growth Fund
                             Cornerstone Value Fund

                 35 Mason Street, Greenwich, Connecticut 06830
                        Toll-Free 877-OSFUNDS (673-8637)
                                www.osfunds.com
                 NASDQ Symbols: OSCGX (Cornerstone Growth Fund)
                         OSCVX (Cornerstone Value Fund)

The Funds

O'Shaughnessy Cornerstone Growth Fund ("Cornerstone Growth Fund") and O'Shaughnessy Cornerstone Value Fund ("Cornerstone Value Fund") (each a "Fund," and together, the "Funds") are separate investment portfolios or series of O'Shaughnessy Funds, Inc., an open-end, diversified management investment company or mutual fund.

Investment Objective

The investment objective of the Cornerstone Growth Fund is to seek long-term growth of capital. The investment objective of the Cornerstone Value Fund is to seek total return, consisting of capital appreciation and current income.

Strategy Indexing

Each Fund seeks to achieve its investment objective through a process of Strategy Indexing which is pursued through the implementation of an investment strategy developed by O'Shaughnessy Capital Management, Inc., the Funds' investment manager (the "Manager"). The Funds will invest substantially all of their assets in common stocks selected through such strategies.

The investment strategy of Cornerstone Growth Fund (the "Cornerstone Growth Strategy") entails the selection of 50 common stocks from the O'Shaughnessy All Stocks Universe which meet certain criteria, as described in this prospectus.

The investment strategy of Cornerstone Value Fund (the "Cornerstone Value Strategy") entails the selection of 50 common stocks from the O'Shaughnessy Market Leaders Universe which meet certain criteria, as described below. (The Cornerstone Growth Strategy and the Cornerstone Value Strategy are each referred to as a "Strategy.")

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PROSPECTUS November 30, 1998



This Prospectus contains the information you should know about the Funds before you invest. Please keep it for future reference. A statement containing additional information about the Funds, dated November 30, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. It is available, at no charge, by calling or by writing the Funds at the telephone number or address set forth above. The SEC maintains an internet site (http://www.sec.gov) that contains the SAI, other material incorporated by reference and other information about companies that file electronically with the SEC. O'Shaughnessy


Capital Management, Inc. -  Manager

First Fund Distributors, Inc. - Distributor

Risk/Reward

Each Fund's Strategy provides a rigorous and disciplined approach to investing, based on a buy and hold philosophy over the course of each year, and has, in the Manager's judgment, the potential to provide superior returns. However, each Fund intends to adhere to its respective Strategy (subject to applicable federal tax requirements relating to mutual funds) regardless of the performance of the stock market or other economic factors or indicators in a particular period, which may result in losses to the Fund.

Purchase of Shares

Shares of the Funds will be offered to investors during the continuous offering at a price equal to the next determined net asset value per share. There are no fees or charges to purchase or sell shares or to reinvest dividends, however, a fee applies to certain short-term redemptions, see "Information About Your Account - Redemption of Shares". There are no Rule 12b-1 fees.

TABLE OF CONTENTS

About the Funds. . . . . . . . . . . . . . . .
Financial Highlights . . . . . . . . . . . . .
Management and Organization of the Funds . . . . . .
Information about Your Account . . . . . . . .
Information on Distributions and Taxes . . . . . . .
Performance Information  . . . . . . . . . . .
Net Asset Value  . . . . . . . . . . . . . . .
Other Shareholder Services . . . . . . . . . .


ABOUT THE FUNDS

TRANSACTION AND FUND EXPENSES

The following table and example should help you understand the kinds of expenses you will bear directly or indirectly as a Fund shareholder. In the table, "Shareholder Transaction Expenses, shows that you pay no sales charges. All the money you invest in the Funds goes to work for you, subject to the fees noted in the table. "Annual Fund Operating Expenses shows how much it would cost to operate each Fund for a year, based on estimated expenses through the end of each Fund's first full year. These costs you pay indirectly, because they are deducted from the Fund's total assets before the daily share price is calculated and before dividends and other distributions are made. You will not see these expenses on your account statement.

Fee Table

Shareholder Transaction Expenses:
                                       Cornerstone    Cornerstone
                                       Growth Fund   Value Fund
Maximum Sales Charge Imposed on
Purchases (as a percentage of
offering price). . . . . . . . . . . . . . . .None . . . . . .None
Maximum Sales Charge Imposed on
Dividend Reinvestments . . . . . . . . . . . .None . . . . . .None
Deferred Sales Charge (as a percentage
of original purchase price or redemption
proceeds, whichever is lower). . . . . . . . .None . . . . . .None
Redemption Fee (a) (on shares held
less than 90 days) . . . . . . . . . . . . . 1.50% . . . . . 1.50%
Exchange Fee  (a) (b) (on shares held
less than 90 days) . . . . . . . . . . . . . 1.50% . . . . . 1.50%

Annual Fund Operating Expenses
(as a percentage of average net assets):
                                    Cornerstone Cornerstone
                                    Growth Fund  Value Fund

Management Fees (c). . . . . . . . . . . . 0.74% . . . .0.74%
Rule 12b-1 Fees. . . . . . . . . . . . . . .None . . . . None
Other Expenses . . . . . . . . . . . . . . 0.42% . . . .0.71%
Total Fund Operating Expenses. . . . . . . 1.16% . . . .1.45%

(a) A 1.5% redemption fee, payable to the Funds, will be assessed on shares purchased and held for less than 90 days. Shareholders who effect redemptions of Fund shares by wire transfer will pay a $12.00 wire transfer fee. See
"Information About Your Account - Redemption of Shares." (b)   Shareholders who
effect exchanges of shares of a Fund for shares of another fund by telephone in accordance with the exchange privilege will be charged a $5.00 exchange fee in addition to any fees applicable as indicated in footnote (a). See "Information
About Your Account - Exchange Privilege." (c)      See "Management and
Organization of the Funds - Management."


Example: An investor would pay the following expenses on a $1,000 investment assuming: (1) the operating expense ratio set forth in the table above; (2) a 5% annual return through out the period; and (3) redemption at the end of the
period:   Cornerstone

Cornerstone                           Growth Fund     Value Fund
One year . . . . . . . . . . . . . . . . . .$ 12 . . . . . . $ 15
Three years. . . . . . . . . . . . . . . . .$ 37 . . . . . . $ 46
Five years . . . . . . . . . . . . . . . . .$ 64 . . . . . . $ 80
Ten years. . . . . . . . . . . . . . . . . .$142 . . . . . . $176

The table and example are intended to assist investors in understanding the costs and expenses that a shareholder in each Fund will bear directly or indirectly. The example should not be considered a representation of past or future expenses or annual rate of return, and actual expenses or annual rate of return may be more or less than those shown.

INANCIAL HIGHLIGHTS

CORNERSTONE GROWTH FUND
Per Share Operating Performance
(For a share outstanding throughout the period)


                                            Year         November 1, 1996*
                                            Ended           through
                                     September 30, 1998 September 30, 1997
Net asset value, beginning of period       $ 15.30         $ 10.00
Income from investment operations:
   Net investment (loss) income             (0.07)          (0.02)
   Net realized & unrealized (loss) gain
        on investments                      (3.88)            5.32
Total from investment operations            (3.95)            5.30

Less distributions:
   From net investment income                    -               -
   From net realized capital gains          (1.78)               -
                                            (1.78)               -

Net asset value, end of period              $ 9.57         $ 15.30

Total Return                              (27.63%)        53.05%**

Ratios/supplemental data:
Net assets, end of period (millions)      $   80.4           $91.3

Ratio of expenses to average net assets:
   Before expense reimbursement              1.16%          1.63%+
   After expense reimbursement               1.16%          1.56%+

Ratio of net investment income
        (loss) to average net assets:
   Before expense reimbursement            (0.86%)        (1.19%)+
   After expense reimbursement             (0.86%)        (1.12%)+

Portfolio turnover rate                    119.98%          15.52%



* Commencement of operations.
**Not Annualized.
+Annualized.


FINANCIAL HIGHLIGHTS
CORNERSTONE Value FUND
Per Share Operating Performance
(For a share outstanding throughout the period)


                                             Year           November 1, 1996*
                                             Ended               through
                                      September 30, 1998    September 30, 1997
Net asset value, beginning of period       $  11.50          $ 10.00
Income from investment operations:
     Net investment (loss) income              0.21             0.15
     Net realized & unrealized (loss) gain
          on investments                     (0.70)             1.37
Total from investment operations             (0.49)             1.52

Less distributions:
     From net investment income              (0.17)           (0.02)
     From net realized capital gains              -                -
                                             (0.17)           (0.02)

Net asset value, end of period              $ 10.84          $ 11.50

Total Return                                (4.32%)         15.21%**

Ratios/supplemental data:
Net assets, end of period (millions)         $ 21.9            $13.5

Ratio of expenses to average net assets:
     Before expense reimbursement             1.45%           2.66%
     After expense reimbursement              1.45%           1.85%

Ratio of net investment income
        (loss) to average net assets:
     Before expense reimbursement             2.12%           1.93%
     After expense reimbursement              2.12%           2.73%

Portfolio turnover rate                      51.56%            2.01%



* Commencement of operations.
** Not Annualized.
+ Annualized.


INVESTMENT OBJECTIVE AND STRATEGIES

To help you decide whether either or both of the Cornerstone Growth Fund and Cornerstone Value Fund are appropriate for you, this section takes a closer look at each Fund's investment objective and Strategy.

What is each Fund's objective?

The investment objective of the Cornerstone Growth Fund is to seek long-term growth of capital. The investment objective of the Cornerstone Value Fund is to seek total return, consisting of capital appreciation and current income. There can be no assurance that either Fund will achieve its investment objective.

How does each Fund achieve its objective?

The Cornerstone Growth Fund seeks to achieve its investment objective through a process of Strategy Indexing , which is pursued through the implementation of the Cornerstone Growth Strategy. The Cornerstone Value Fund seeks to achieve its investment objective through a process of Strategy Indexing , which is pursued through the implementation of the Cornerstone Value Strategy. Each Strategy was developed by the Manager.

Other than assets temporarily maintained in cash or liquid short-term securities pending investment, to meet redemption requests or to comply with federal tax laws applicable to mutual funds, each Fund will invest substantially all of its assets in common stocks selected through the respective Strategy, as described more fully below.

What is the Cornerstone Growth Strategy?

The Cornerstone Growth Strategy selects the 50 stocks with the highest one-year price appreciation as of the date of purchase from the O'Shaughnessy All Stocks Universe that also meet the following criteria: (i) annual earnings that are higher than the previous year, (ii) a price-to-sales ratio below 1.5, and (iii) historical trading volume sufficient to allow for the Fund to purchase the required number of shares as of the Re-Balance Date (as defined in this prospectus). A stock's price-to-sales ratio is computed by dividing the market value of the stock by the issuer's most recent twelve month sales. See "How does investment through the Cornerstone Growth Strategy and the Cornerstone Value Strategy work?

What is the O'Shaughnessy All Stocks Universe?

The O'Shaughnessy All Stocks Universe consists of all the domestic and foreign common stocks in the Standard & Poor's Compustat ("S&P Compustat") database (the "COMPUSTAT Database") with market capitalizations exceeding $150 million. Currently, the COMPUSTAT Database consists of the stocks (including the American Depository Receipts ("ADRs")) of 9,629 issuers, and the O'Shaughnessy All Stocks Universe consists of the stocks of 4,085 issuers. What is the Cornerstone Value Strategy?

The Cornerstone Value Strategy involves the selection of the 50 highest dividend-yielding common stocks from the O'Shaughnessy Market Leaders Universe that have historical trading volume sufficient to allow for the Fund to purchase the required number of shares as of the Re-Balance Date (as defined below). See "How does investment through the Cornerstone Growth Strategy and the Cornerstone Value Strategy work?"

What is the O'Shaughnessy Market Leaders Universe ?

The O'Shaughnessy Market Leaders Universe consists of those domestic and foreign stocks in the COMPUSTAT Database which are not power utility companies and which have (i) market capitalizations exceeding the average of the COMPUSTAT Database; (ii) twelve month sales which are fifty percent greater than the average for the COMPUSTAT Database; (iii) a number of shares outstanding which exceeds the average for the COMPUSTAT Database; and (iv) cash flow which exceeds the average for the COMPUSTAT Database. Currently, the O'Shaughnessy Market Leaders Universe consists of the stocks of 505 issuers.

How does investment through the Cornerstone Growth Strategy and the Cornerstone Value Strategy work?

Upon commencement of operations of the Cornerstone Growth Fund and Cornerstone Value Fund, the Manager purchased 50 stocks for each Fund as dictated by the Cornerstone Growth Strategy and the Cornerstone Value Strategy, respectively, based on information as of commencement of operations of the Fund. Each Fund's holdings of each stock in its portfolio were initially be weighted equally by dollar amount. Thereafter, the Manager re-balances the portfolio of each Fund annually in the first month of the succeeding year (the "Re-Balance Date"), in accordance with the Fund's respective Strategy, based on information determined on or about the immediately preceding December 31. That is, on the Re-Balance Date of each year, stocks meeting the Strategy's criteria based on information determined on or about immediately preceding December 31 will be purchased for the Fund to the extent not then held, stocks which no longer meet the criteria as of such date will be sold, and the holdings of all stocks in the Fund that continue to meet the criteria will be appropriately increased or decreased to result in equal weighting of all stocks in the portfolio.

When a Fund receives new cash flow from the sale of its shares over the course of the year, such cash will first be used to the extent necessary to meet redemptions. The balance of any such cash will be invested in the 50 stocks selected for the Fund pursuant to the applicable Strategy as of the most recent rebalancing of the Fund's portfolio, in proportion to the current weightings of such stocks in the portfolio and without any intention to rebalance the portfolio on an interim basis. It is anticipated that such purchases will generally be made on a weekly basis, but may be on a more or less frequent basis in the discretion of the Manager, depending on certain factors, including the size of the Fund and the amount of cash to be invested. To the extent redemptions exceed new cash flow into a Fund, the Fund will meet redemption requests by selling securities on a pro rata basis, based on the current weightings of such securities in the portfolio. Thus, interim purchases and sales of securities between annual Re-Balance Dates will be based on current portfolio weightings and will be made without regard to whether or not a particular security continues to meet the Strategy's criteria.

Will the Manager deviate from the Strategies?

The Manager is committed to a rigorous, disciplined approach and cannot presently anticipate any circumstances which would cause it to diverge from the Strategies described above in managing the Funds.

Is there anything else I should know about the Strategies?

Each Fund offers a disciplined approach to investing, based on a buy and hold philosophy over the course of each year, which ignores market timing and rejects active management. Each Fund will adhere to its respective Strategy regardless of the performance of the stock market in a particular period.

The Manager anticipates that the 50 stocks held in each Fund's portfolio will remain the same throughout the course of a year, despite any adverse developments concerning an issuer, an industry, the economy or the stock market generally. However, if during the course of a year it is determined that earnings or other factual criteria that form the basis for selecting a security are false or incorrect, the Manager reserves the right to replace such a security with another meeting the criteria of the strategy. Also, due to purchases and redemptions of Fund shares during the year, changes in the market value of the stock positions held in a Fund's portfolio and compliance with the federal tax laws, it is likely that stock positions will not be weighted equally at all times during a year.

The Funds will be substantially fully invested in stocks selected as described above at all times.

How can I decide if the Funds are an appropriate investment for me?

Consider your investment goals, your time horizon for achieving them, and your tolerance of risk. The Funds are not appropriate investments for those who seek short-term investments, since the Manager expects the benefits of investing in the Funds to be derived from investing assets in accordance with the Cornerstone Growth Strategy and the Cornerstone Value Strategy over the long-term. See "What is the historical performance of the Strategies?" below. A discussion of the risks associated with investment in the Funds is contained in "Risk Factors" below.

Is there other information I should review before making a decision?

Be sure to review "Other Investment Policies and Practices" which discusses certain additional investment practices of the Funds. In addition, historical information relating to the performance of the Cornerstone Growth Strategy and the Cornerstone Value Strategy over time is discussed below.

What is the historical performance of the Strategies?

The following graphs and tables compare the actual performance of the S&P 500 Index (the "S&P 500"), the hypothetical performance of each the Cornerstone Growth Strategy and Cornerstone Value Strategy for the historical periods indicated and the actual performance of the Cornerstone Growth Fund and Cornerstone Value Fund for 1997. Returns for each Strategy are the returns on a hypothetical portfolio of stocks which was rebalanced annually in accordance with such Strategy for the historical periods indicated. The Strategies have been developed and tested solely by the Manager.

Actual performance of the Funds may differ from the quoted performance of the Strategies for the following reasons: each Fund may not be fully invested at all times; not all stocks in the Fund's portfolio may be weighted equally at all times due to appreciation or depreciation in a stock's value; purchases and sales of stocks for the Fund's portfolio are likely to occur between annual rebalancings due to cash inflows and outflows (from purchases and redemptions of Fund shares) during the year; in managing the Funds, the Manager may make limited modifications to the Strategies as necessary to comply with federal tax laws; and the returns of the Strategies do not reflect the advisory fees, commission costs, expenses or taxes which would be borne by the Funds.

Because the returns for the Strategies are hypothetical, they do not represent actual trading or the impact that material economic and market factors might have had on the Manager's decision-making under actual circumstances. However, except as described above, the Manager can presently foresee no circumstances that would cause deviation from the Strategies in managing the Funds. All returns contained in the graphs and charts below reflect reinvestment of dividends and other earnings.

                O'Shaughnessy Cornerstone Growth Strategy Index
           vs. the S&P 500*  (December 31, 1952 - December 31, 1997)
                                  (Unaudited)

           Year Ending     S&P 500    Cornerstone Growth Strategy
           12/31/53          -0.99%             0.40%
           12/31/54          52.62%              56.70%
           12/31/55          31.56%              30.40%
           12/31/56         6.56%                18.00%
           12/31/57        -10.78%              -17.90%
           12/31/58          43.36%              52.80%
           12/31/59          11.96%              24.10%
           12/31/60         0.47%                12.60%
           12/31/61          26.89%              51.10%
           12/31/62          -8.73%            -17.20%
           12/31/63          22.80%              20.80%
           12/31/64          16.48%              30.00%
           12/31/65          12.45%              44.10%
           12/31/66        -10.06%              -0.10%
           12/31/67          23.98%              83.30%
           12/31/68          11.06%              50.50%
           12/31/69          -8.50%            -28.10%
           12/31/70         4.01%                -2.60%
           12/31/71          14.31%              32.10%
           12/31/72          18.98%              19.70%
           12/31/73        -14.66%              -27.50%
           12/31/74        -26.47%              -29.10%
           12/31/75          37.20%              37.60%
           12/31/76          23.84%              32.50%
           12/31/77          -7.18%              26.40%
           12/31/78         6.56%                38.30%
           12/31/79          18.44%              38.70%
           12/31/80          32.42%              62.70%
           12/31/81          -4.91%              -9.00%

           Year Ending     S&P 500    Cornerstone Growth Strategy
           12/31/82          21.41%              37.10%
           12/31/83          22.51%              32.70%
           12/31/84         6.27%                -2.00%
           12/31/85          32.16%              42.50%
           12/31/86          18.47%              17.70%
           12/31/87         5.23%                -5.40%
           12/31/88          16.81%              29.70%
           12/31/89          31.49%              23.80%
           12/31/90          -3.17%              -3.30%
           12/31/91          30.55%              51.40%
           12/31/92         7.67%                25.50%
           12/31/93         9.99%                30.30%
           12/31/94         1.31%                -5.30%
           12/31/95          37.43%              18.20%
           12/31/96          23.07%              31.52%
           12/31/97         33.36%              31.30%

+ Returns for 1997 are actual for the Cornerstone Growth Fund, net of fees and expenses. * This Chart and the Index Performance Statistics and Comparisons represent past performance of the S&P 500, an unmanaged index of securities, and the Cornerstone Growth Startegy, but not the Cornerstone Growth Fund, applied retroactively, and should not be considered indicative of future results. The performance of the strategy shown is a hypothetical example of the performance of the strategy found in the backtest, using an initial $10,000 value, if the Strategy had been in existence and employed from 1952 through 1996, together with the actual return of the O'Shaughnessy Cornerstone Growth Fund for 1997. Performance of the Strategy and the S&P 500 do not reflect advisory fees, commissions, expenses or taxes that the Fund bears. The Strategy's performance as well as that of the S&P 500 would be lower if such fees and expenses were deducted. Read the prospectus carefully before investing.


                 O'Shaughnessy Cornerstone Value Strategy Index
           vs. the S&P 500*  (December 31, 1951 - December 31, 1997)
                                  (Unaudited)

           Year Ending      S&P 500   Cornerstone Value Strategy
           12/31/52        18.37%               14.30%
           12/31/53          -0.99%             1.20%
           12/31/54          52.62%              52.50%
           12/31/55          31.56%              28.10%
           12/31/56         6.56%                14.80%
           12/31/57        -10.78%              -13.50%
           12/31/58          43.36%              44.90%
           12/31/59          11.96%             9.60%
           12/31/60         0.47%                -0.03%
           12/31/61          26.89%              24.40%
           12/31/62          -8.73%              -2.60%
           12/31/63          22.80%              18.80%
           12/31/64          16.48%              20.30%
           12/31/65          12.45%              17.60%
           12/31/66        -10.06%              -10.20%
           12/31/67          23.98%              23.70%
           12/31/68          11.06%              26.50%
           12/31/69          -8.50%            -15.00%
           12/31/70         4.01%                11.30%
           12/31/71          14.31%              15.80%
           12/31/72          18.98%              14.00%
           12/31/73        -14.66%              -5.90%
           12/31/74        -26.47%              -12.30%
           12/31/75          37.20%              58.20%
           12/31/76          23.84%              39.20%
           12/31/77          -7.18%             3.30%
           12/31/78         6.56%               3.30%
           12/31/79          18.44%              25.60%
           12/31/80          32.42%              20.30%

           Year Ending      S&P 500   Cornerstone Value Strategy
           12/31/81          -4.91%              12.80%
           12/31/82          21.41%              19.60%
           12/31/83          22.51%              38.60%
           12/31/84         6.27%               4.70%
           12/31/85          32.16%              35.00%
           12/31/86          18.47%              20.60%
           12/31/87         5.23%                11.60%
           12/31/88          16.81%              26.50%
           12/31/89          31.49%              37.60%
           12/31/90          -3.17%              -7.00%
           12/31/91          30.55%              36.90%
           12/31/92         7.67%                11.60%
           12/31/93         9.99%                20.40%
           12/31/94         1.31%               4.80%
           12/31/95          37.43%              26.70%
           12/31/96          23.07%              21.90%
           12/31/97         33.36%              15.30%

+ Returns for 1997 are actual for the Cornerstone Value Fund, net of fees and expenses. * This Chart and the Index Performance Statistics and Comparisons represent past performance of the S&P 500, an unmanged index of securities, and the Cornerstone Value Strategy, but not the Cornerstone Value Fund, applied retroactively, and should not be considered indicative of future results. The performance of the strategy shown is a hypothetical example of the performance of the strategy found in the backtest, using an intital $10,000 value, if the Strategy had been in existence and employed from 1951 through 1996, together with the actual return of the O'Shaughnessy Cornerstone Value Fund for 1997. Performance of the Strategy and the S&P 500 do not reflect advisory fees, commissions, expenses or taxes that the Fund bears. The Strategy's performance as well as that of the S&P 500 would be lower if such fees and expanses were deducted. Read the prospectus carefully before investing.

              Summary results for S&P 500 and Hypothetical Results
                    for Cornerstone Growth Strategy Stocks,
                    December 31, 1952 - December 31, 1997.++
                                  (Unaudited)

                                                   Cornerstone
                                        S&P 500
                                                  Growth Strategy
Arithmetic average+                     13.74%      21.93%
Standard deviation of return+           16.91%      25.34%
Sharpe risk-adjusted ratio*              49.00      65.00
1-yr return**                           33.36%      31.30%
3-yr compounded**+                      31.15%      26.85%
5-yr compounded**+                      20.24%      20.29%
10-yr compounded**+                     18.05%      22.21%
15-yr compounded**+                     17.52%      19.96%
20-yr compounded**+                     16.65%      22.69%
25-yr compounded**+                     13.06%      18.57%
30-yr compounded**+                     12.12%      17.23%
35-yr compounded**+                     12.16%      19.35%
40-yr compounded**+                     12.30%      19.64%
Compound Annual Return                  12.44%      19.09%

$10,000 becomes :                   $1,958,565 $25,929,405

Maximum return                          52.62%      83.30%
Minimum return                         -26.47%     -29.10%

+ Returns for 1997 are actual for Cornerstone Growth Fund, net of fees and expenses.

* The Sharpe risk-adjusted ratio (the "Sharpe ratio") takes a portfolio's volatility, as measured by its standard deviation of return, into account. The higher the Sharpe ratio, the better the portfolio's risk-adjusted return. The Sharpe ratio is calculated by subtracting the risk free Treasury bill return from the portfolio's return and then dividing that number by the portfolio's overall standard deviation of return.

** Quoted return is for the most recent period ended December 31, 1997.


++ These Statistics and Comparisons represent past performance of the S&P 500, an unmanaged index of securities, and the Cornerstone Growth Strategy, but not the Cornerstone Growth Fund, applied retroactively, and should not be considered indicative of future results. The performance of the strategy shown is a hypothetical example of the performance of the strategy found in the backtest, using an initial $10,000 value, if the Strategy had been in existence and employed from 1952 through 1996, together with the actual return of the O'Shaughnessy Cornerstone Growth Fund for 1997. Performance of the Strategy and the S&P 500 do not reflect advisory fees, commissions, expenses or taxes that the Fund bears. The Strategy's performance as well as that of the S&P 500 would be lower if such fees and expenses were deducted. Read the prospectus carefully before investing.

              Summary results for S&P 500 and Hypothetical Results
                     for Cornerstone Value Strategy Stocks
                    December 31, 1951 - December 31, 1997.++
                                  (Unaudited)
                                                     Cornerstone
                                   S&P 500
                                                  Value Strategy
Arithmetic average +                 13.84%          16.65%
Standard deviation of return+        16.73%          16.76%
Sharpe risk-adjusted ratio*          51.00            67.00
1-yr return**+                       33.36%          15.30%
3-yr compounded**+                   31.15%          21.21%
5-yr compounded**+                   20.24%          17.58%
10-yr compounded**+                  18.05%          18.71%
15-yr compounded**+                  17.52%          19.60%
20-yr compounded**+                  16.65%          18.70%
25-yr compounded**+                  13.06%          17.63%
30-yr compounded**+                  12.12%          16.25%
35-yr compounded**+                  12.16%          15.82%
40-yr compounded**+                  12.30%          15.59%
Compound Annual Return               12.57%          15.44%

$10,000 becomes+:                $2,318,353      $7,374,429

Maximum return                       52.62%          58.20%
Minimum return                      -26.47%         -15.00%

  +Returns for 1997 are actual for the Cornerstone Value Fund, net of fees and expenses.

* The Sharpe ratio takes a portfolio's volatility, as measured by its standard deviation of return, into account. The higher the Sharpe ratio, the better the portfolio's risk-adjusted return. The Sharpe ratio is calculated by subtracting the risk free Treasury bill return from the portfolio's return and then dividing that number by the portfolio's overall standard deviation of return.

** Quoted return is for the most recent period ended December 31, 1997.

++These Statistics and Comparisons represent past performance of the S&P 500, an unmanaged index of securities, and the Cornerstone Value Strategy, but not the Cornerstone Value Fund, applied retroactively, and should not be considered indicative of future results. The performance of the strategy shown is a hypothetical example of the performance of the strategy found in the backtest, using an initial $10,000 value, if the Strategy had been in existence and employed from 1952 through 1996, together with the actual return of the O'Shaughnessy Cornerstone Value Fund for 1997. Performance of the Strategy and the S&P 500 do not reflect advisory fees, commissions, expenses or taxes that the Fund bears. The Strategy's performance as well as that of the S&P 500 would be lower if such fees and expenses were deducted. Read the prospectus carefully before investing.

OTHER INVESTMENT POLICIES AND PRACTICES

This section takes a detailed look at other investment policies and practices of the Funds. The Funds' investments are subject to further restrictions and risks described in the Statement of Additional Information.

Shareholder approval is required to change a Fund's investment objective and certain investment restrictions noted in the following section as "fundamental policies." The Manager also follows certain "operating policies" which can be changed without shareholder approval. However, significant changes in operating policies are discussed with shareholders in Fund reports.

The Funds' holdings in certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth below. While these restrictions provide a useful level of detail about a Fund's investments, investors should not view them as an accurate gauge of the potential risk of such investments. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the Fund's other investments.

Cash and Short-Term Securities. Each Fund may temporarily invest a portion of its total assets in cash or liquid short-term securities pending investment of such assets in stocks in accordance with the Fund's Strategy, to meet redemption requests, and to the extent necessary to comply with the federal tax laws applicable to regulated investment companies. The Manager will not use investments in cash and short-term securities for temporary defensive purposes.

Short-term securities in which the Funds may invest include certificates of deposit, commercial paper, notes, obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and repurchase agreements involving such securities. See "Repurchase Agreements," below.

The Manager does not expect assets invested in cash or liquid short-term securities to exceed 5% of the Fund's total assets at any time.

Repurchase Agreements. As described above in "Cash and Short-Term Securities," each Fund may invest in short-term securities pursuant to repurchase agreements. The Funds may only enter into repurchase agreements with a member bank of the Federal Reserve System or well-established securities dealer in U.S. government securities. In the event of a bankruptcy or default by the seller of the repurchase agreement, the Fund may suffer delays and incur costs or possible losses in liquidating the underlying security which is held as collateral, and the Fund may incur a loss if the value of the collateral declines during this period. As a matter of operating policy, the Fund may not invest more than 15% of a Fund's total assets in repurchase agreements maturing in more than seven days.

Lending of Portfolio Securities. Like other mutual funds, each Fund may from time to time lend securities from its portfolio to banks, brokers and other financial institutions to earn additional income. The principal risk is that the borrower may default on its obligation to return borrowed securities, because of insolvency or otherwise. In this event, the Fund could experience delays in recovering its securities and capital. In accordance with applicable law, each Fund may not lend portfolio securities representing in excess of 33 1/3% - Note only - per SAI of its respective total assets. The lending policy is a fundamental policy.

Borrowing. Each Fund may borrow money in an amount up to 33% of its respective total assets from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge assets in connection with such borrowing. The borrowing policy is a fundamental policy.

Industry Concentration. Each Fund may not invest more than 25% of its total assets in any one industry (excluding U.S. Government securities). If upon rebalancing, the stocks selected by a Fund's Strategy would result in more than 25% of the Fund's total assets being invested in a single industry, the Manager will be required to deviate from the Strategy in investing the portfolio so as not to violate the Fund's concentration policy. The concentration policy is a fundamental policy.

Hedging and Return Enhancement Strategies. The Fund is permitted to utilize certain hedging and return enhancement strategies and techniques such as options on securities and securities indices, futures contracts on securities and securities indices and options on futures contracts, as described below.

Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk, because they enable the investor to buy or sell an asset in the future at an agreed upon price. Options (another potentially high-risk derivative) give the investor the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. The Fund may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; and to protect the value of portfolio securities. The Fund may purchase, sell, or write call and put options on securities, financial indices and futures.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower the Fund's total return, and the potential loss from the use of futures can exceed the Fund's initial investment in such contracts.

As a matter of operating policy, initial margin deposits and premiums on options used for nonhedging purpose will not equal more than 5% of the Fund's net asset value.

Foreign Securities. The Funds may invest in securities of foreign issuers, either through (i) direct purchase of securities of foreign issuers or (ii) purchase of American Depository Receipts ("ADRs") which are dollar-denominated securities of foreign issuers traded in the U.S. Such investments increase diversification of the Funds' portfolio and may enhance return, but they also involve some special risks such as exposure to potentially adverse local political and economic developments, nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from regulatory practices that differ from U.S. standards; the imposition of withholding taxes on income from such securities; confiscating taxation; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). These risks are heightened for investment in developing countries and there is no limit on the amount of the Fund's foreign investments that may be invested in such countries.

The Funds may invest in ADRs through both sponsored and unsponsored arrangements. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of the ADRs.

Diversification. In order to maintain each Fund's status as a diversified investment company, with respect to 75% of the Fund's total assets: 1) not more than 5% of the Fund's assets may be invested in the securities of a single issuer (excluding U.S. Government Securities); and 2) the Fund may not hold more than 10% of the outstanding voting securities of a single issuer. The diversification policy is a fundamental policy.

Portfolio Transactions. In executing portfolio transactions, the Funds seek to obtain the best net results, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Funds generally seek reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission or spread available. In addition, consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., the Manager may consider sales of shares of the Funds as a factor in the selection of brokers or dealers to execute portfolio transactions for the Funds.

Portfolio Turnover. As described above, in accordance with each Fund's Strategy, the Fund's portfolio will be rebalanced based on information as of December 31 of each year. That is, stocks meeting the respective Strategy's criteria will be purchased for the portfolio to the extent not then held, stocks which no longer meet the criteria will be sold, and the holdings of all stocks in the portfolio that continue to meet the criteria will be appropriately increased or decreased to result in equal weighting of all stocks in the portfolio. Under normal conditions, the annual turnover rate should not exceed 100% and 50% for the Cornerstone Growth Fund and Cornerstone Value Fund, respectively.

COMPUSTAT Database. Although S&P Compustat obtains information for inclusion in or for use in the COMPUSTAT Database from sources which S&P Compustat considers reliable, S&P Compustat does not guarantee the accuracy or completeness of the COMPUSTAT Database. S&P Compustat makes no warranty, express or implied, as to the results to be obtained by the Funds, or any other persons or entity from the use of the COMPUSTAT Database. S&P Compustat makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the COMPUSTAT Database. "Standard & Poor's" and "S&P" are trademarks of The McGraw-Hill Companies, Inc. The Funds are not sponsored, endorsed, sold or promoted by S&P Compustat and S&P Compustat makes no representation regarding the advisability of investing in the Funds.

RISK FACTORS

The Strategy Indexing utilized by each Fund provides a disciplined approach to investing, based on a buy and hold philosophy during the course of each year, which ignores market timing and rejects active management. Each Fund will adhere to its respective Strategy (subject to applicable federal tax requirements relating to mutual funds), despite any adverse developments concerning an issuer, an industry, the economy or the stock market generally. This could result in substantial losses to a Fund, if for example, the stocks selected for a Fund's portfolio for a given year are experiencing financial difficulty, or are out of favor in the market because of weak performance, poor earnings forecast, negative publicity or general market cycles. The Funds are not appropriate investments for those who are not comfortable with a Fund's Strategy.

There can be no assurance that the market factors that caused the stocks held in a Fund's portfolio to meet a Strategy's investment criteria as of rebalancing in any given year will continue during such year until the next rebalancing, that any negative conditions adversely affecting a stock's price will not develop and/or deteriorate during a given year, or that share prices of a stock will not decline during a given year.

As described above, each Fund's portfolio is rebalanced annually in accordance with its respective Strategy. Rebalancing may result in elimination of better performing assets from a Fund's portfolio and increases in investments in securities with relatively lower total return.

What are some potential risks associated with investing primarily in common stocks?

The fundamental risk associated with any common stock fund is the risk that the value of the stocks it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other investment choices. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. The Funds are not appropriate investments for those who are unable or unwilling to assume the risk involved generally with investment in common stocks.

Are there any additional risks associated with investment in the Funds?

There is no guarantee that the investment objective of a Fund will be achieved or that the value of a shareholder's investment in the Fund will not decrease.

MANAGEMENT AND ORGANIZATION OF THE FUNDS

MANAGEMENT

Who runs the Funds?

General Oversight. O'Shaughnessy Funds, Inc. is governed by a Board of Directors that meets regularly to review the Funds' investment, performance, expenses, and other business affairs. The Board elects the Funds' officers.

Manager. O'Shaughnessy Capital Management, Inc. acts as investment manager of each Fund pursuant to a management agreement with O'Shaughnessy Funds on behalf of the Fund (the "Management Agreement"). In its capacity as investment manager, the Manager is responsible for selection and management of each Fund's portfolio investments. For its services, each Fund pays the Manager a fee each month, at the annual rate of 0.74% of the Fund's average daily net assets.

The Manager's office is located at 35 Mason Street, Greenwich, Connecticut 06830. O'Shaughnessy Capital Management, Inc. was incorporated in 1988. The Manager serves as portfolio consultant to a unit investment trust and provides investment advisory services to investment companies and individual and institutional accounts with assets in excess of $800 million.

Portfolio Management. James P. O'Shaughnessy has had the day-to-day responsibility for managing the portfolio of each Fund and developing and executing each Fund's investment program since the commencement of operations of each Fund. For the past ten years, Mr. O'Shaughnessy has served as Chairman and CEO of the Manager, and in such capacity, has managed equity accounts for high net worth individuals and served as portfolio consultant to a unit investment trust. Mr. O'Shaughnessy is recognized as a leading expert and pioneer in quantitative equity analysis. He is the author of three financial books, Invest Like the Best, What Works on Wall Street and How to Retire Rich.

Distributor. First Fund Distributors, Inc. (the "Distributor"), a registered broker-dealer, acts as the principal distributor of the shares of the Funds. The address of the Distributor is 4455 E. Camelback Road, Suite 261 E, Phoenix, Arizona 85018. The Distributor provides distribution services to the Funds at no cost to the Funds.

Administrator. Pursuant to an Administration Agreement, Investment Company Administration, LLC (the "Administrator") serves as administrator of the Funds. The Administrator provides certain administrative services, including, among other responsibilities, coordinating relationships with independent contractors and agents, preparing for signature by officers and filing of certain documents required for compliance with applicable laws and regulations, preparing financial statements, and arranging for the maintenance of books and records. For its services, each Fund pays the Administrator a fee each month, at the annual rate of 0.10% of the first $100 million of the Fund's average daily net assets, 0.05% of the next $100 million of such net assets, and 0.03% of such net assets over $200 million, with a minimum fee of $40,000 annually per Fund. The address of the Administrator is 4455 E. Camelback Rd., Suite 261 E, Phoenix, Arizona 85018. The Administrator and the Distributor are under common control and are therefore considered affiliates of each other.

Transfer Agent and Custodian. Firstar Mutual Fund Services, LLC acts as the Funds' transfer and dividend disbursing agent (the "Transfer Agent"). Firstar Bank Milwaukee is the Funds' custodian (the "Custodian"). The address of the Transfer Agent and Custodian is 615 E. Michigan Street, Third Floor, Milwaukee, Wisconsin 53202.

Year 2000 Risk. Like other business organizations around the world, the Fund could be adversely affected if the computer systems used by its investment manager and other service providers do not properly process and calculate information related to dates beginning January 1, 2000. This is commonly known as the "Year 2000 Issue." The Fund's manager has taken steps that it believes are reasonably designed to address the Year 2000 Issue with respect to its own computer systems and the Fund has obtained assurances from the Fund's other service providers that they are taking comparable steps. However, there can be no assurance that these actions will be sufficient to avoid any adverse impact on the Fund.

How are expenses of the Funds determined?

The Management Agreement identifies the expenses to be paid by each Fund. In addition to the fees paid to the Manager, each Fund pays certain additional expenses, including but not limited to, the following: shareholder service expenses; custodial, accounting, legal, and audit fees; administrative fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and independent Director fees and expenses.

ORGANIZATION

How are the Funds organized?

The Funds are investment portfolios or series of O'Shaughnessy Funds. There are two other investment portfolios of O'Shaughnessy Funds, shares of which are not offered for sale through this Prospectus: O'Shaughnessy Aggressive Growth Fund and O'Shaughnessy Dogs of the Market Fund (the "other O'Shaughnessy Funds"). The charter of O'Shaughnessy Funds provides that the Board of Directors may issue additional investment portfolios of shares and/or additional classes of shares for each investment portfolio. O'Shaughnessy Funds was organized as a corporation in Maryland on May 20, 1996.

What is meant by "shares"?

As with all mutual funds, investors purchase shares when they invest in the Funds. These shares are a part of the Funds' authorized capital stock, but share certificates are not generally issued.

Each full share and fractional share entitles the shareholder to: receive a proportional interest in the respective Fund's capital gain distributions; and cast one vote per share on certain Fund matters, including the election of Directors, changes in fundamental policies, or approval of changes in the Management Agreement.

Shareholder inquiries may be addressed to each Fund at the address or telephone number set forth on the cover page of this Prospectus.

Do the Funds have annual shareholder meetings?

The Funds are not required to hold annual meetings and do not intend to do so except when certain matters, such as a change in a Fund's fundamental policies, are to be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting if they wish, for the purpose of voting on the removal of any Fund Director. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, you will be sent proxy materials that explain the issues to be decided and include a voting card for you to mail back.

INFORMATION ABOUT YOUR ACCOUNT

PURCHASE OF SHARES

The minimum initial investment in the Fund is $2,500 for regular accounts and $250 for Individual Retirement Accounts. For corporate sponsored retirement plans, there is no minimum initial investment. There is no minimum subsequent investment requirement for any account, however, a $100 minimum exists for each additional investment, made through the automatic investment plan.

Investors may make an initial purchase of shares and subsequent investments in a Fund by mail or wire as described below. The Funds reserve the right in their sole discretion to waive the minimum investment amounts, including in the case of investments by employees and affiliates of the Manager and family members of any of the foregoing, and Individual Retirement Accounts ("IRAs") of shareholders of the Funds, and certain purchase programs made available to clients of financial intermediaries eligible to sell shares of the Fund.

The Internal Revenue Service requires the correct reporting of social security numbers or tax identification numbers. The failure to provide this information will result in the rejection of an investor's Application.

How do I purchase shares by mail?

For initial investments, please send a completed Application, together with a check payable to O'Shaughnessy Cornerstone Value Fund or O'Shaughnessy Cornerstone Growth Fund, as the case may be, to O'Shaughnessy Funds, Inc., c/o Firstar Mutual Fund Services, LLC, at P.O. Box 701, Milwaukee, WI 53201-0701 (for Applications sent by U.S. mail) or 615 E. Michigan Street, Third Floor, Milwaukee, WI 53202 (for Applications sent via overnight courier). Subsequent investments must be accompanied by a letter indicating the name(s) in which the account is registered and the account number or by the remittance portion of the account statement and mailed to the address stated above.

How do I purchase shares by wire?

If you are wiring funds, call the Fund at 877-OSFUNDS (673-8637) for an account number if this is an initial investment or to inform the Transfer Agent that a wire is expected if this is a subsequent investment.

For an initial investment, prior to or immediately after the funds are wired, a completed Application should be sent to O'Shaughnessy Funds, Inc., c/o Firstar Mutual Fund Services, LLC, at P.O. Box 701, Milwaukee, WI 53201-0701 (for Applications sent by U.S. mail) or 615 E. Michigan Street, Third Floor, Milwaukee, WI 53202 (for Applications sent via overnight courier). Instruct your bank to wire federal funds to O'Shaughnessy Funds, c/o Firstar Mutual Fund Services, LLC, ABA# 075000022, DDA# 112952137.

The wire should specify the name of the Fund, the name(s) in which the account is registered, the shareholder's social security number or employer tax identification number, the account number and the amount being wired. Please indicate if this is an initial or subsequent investment. Wire purchases are normally used only for large purchases (over $5,000). Your bank may charge you a fee for sending the wire.

What is the purchase price of Fund shares and when do purchases become effective?

Purchases of Fund shares become effective and shares will be priced at the net asset value per share ("NAV") next determined after the investor's check or wire is received by the Transfer Agent. NAV for each Fund is calculated as of the close of business on the New York Stock Exchange ("NYSE") (currently 4:00 pm, Eastern time). If your request is received in correct form before 4:00 pm, Eastern time, your transaction will be priced at that day's NAV. If your request is received after 4:00 pm, it will be priced at the next business day's NAV. Orders that request a particular day or price for your transaction or any other special conditions cannot be accepted.

The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 pm, Eastern time.

The purchase order must include the documentation specified above. Please do not send purchase orders to the Funds; the Funds forward purchase orders to the Transfer Agent and a purchase will not become effective until the Transfer Agent receives all the necessary documentation.

What are the conditions of purchase?

All purchase orders are subject to acceptance or rejection by the Funds or the Distributor, in their sole discretion. The offering of shares may be suspended whenever a Fund considers suspension desirable or when required by any order, rule or regulation of any governmental body having jurisdiction. Checks and money orders should be drawn on United States banks; the Funds and the Distributor reserve the right to reject checks drawn on foreign banks.

The Transfer Agent will mail a confirmation of each completed purchase to the investor. If an order is canceled because an investor's check does not clear, the investor will be responsible for any loss incurred by the respective Fund, the Transfer Agent, the Distributor, the Administrator or the Manager. If the investor is already a shareholder, the Fund may redeem shares from the account to cover any loss. If the investor is not a shareholder or if the loss is greater than the value of the shareholder's account, the Distributor will be responsible for any loss to the Fund, and will have the right to recover such amount from the investor.

Who do I contact if I have questions about my account or need additional information concerning investment in the Funds?

If you have investment questions about the Funds, or if you would like any additional information relating to an investment in the Funds, please call 877-OSFUNDS (673-8637) (toll-free), or write to the Distributor at First Fund Distributors, Inc., 4455 E. Camelback Road, Suite 261 E, Phoenix AZ 85018. If you are a shareholder and have questions about your account, or if you wish to arrange for wire transactions, please call the Fund at (877-OSFUNDS (673- 8637). Before telephoning, please be sure to have your account number and social security number or employer tax identification number readily available.

Will I receive share certificates for shares purchased?

Share certificates will not be issued for shares unless the investor sends a written request for certificates to O'Shaughnessy Funds, Inc., c/o Firstar Mutual Fund Services, LLC at P.O. Box 701, Milwaukee, WI 53201-0701 (for requests sent via U.S. mail) or 615 E. Michigan Street, Third Floor, Milwaukee, WI 53202 (for requests sent via overnight courier). Share certificates are issued only for full shares and may be redeposited in the shareholder's account at any time. In order to facilitate redemptions and exchanges, most shareholders elect not to receive certificates, since a shareholder wishing to redeem or exchange shares represented by a certificate must surrender such certificate, properly endorsed on the reverse side together with a signature guarantee. (See "Redemption of Shares - When are signature guarantees required?" below). If a certificate is lost, the shareholder may incur an expense in replacing it.

Can I purchase shares through broker-dealers other than the Distributor?

O'Shaughnessy Funds may enter into agreements with various outside brokers on behalf of the Funds through which shareholders may purchase shares. Such shares may be held by such outside brokers in an omnibus account rather than in the name of the individual shareholder. The Manager may reimburse the outside brokers for providing shareholder services to the omnibus accounts in an amount equal to what the Fund would otherwise have paid to provide shareholder services to each individual shareholder account.

Investors may also arrange to purchase shares of each Fund through other outside broker-dealers with which O'Shaughnessy Funds does not have an arrangement, and such broker-dealers may purchase shares of the Fund by telephone if they have made arrangements in advance with the Fund. To place a telephone order such broker-dealer should call the Fund at 877-OSFUNDS (673-8637).

Purchases by broker-dealers become effective and shares will be priced as described above. If an investor purchases shares through broker-dealers other than the Distributor, such broker-dealers may charge the investor a service fee that is reasonable for the service performed, bearing in mind that the investor could have acquired or redeemed each Fund's shares directly without the payment of any fee. No part of any such service fee will be received by the Distributor, the Manager, the Administrator or the Funds.

EXCHANGE PRIVILEGE

Shares of each Fund may be exchanged for shares of each of the other O'Shaughnessy Funds (i.e., O'Shaughnessy Aggressive Growth Fund and O'Shaughnessy Dogs of the Market Fund and, as the case may be, O'Shaughnessy Cornerstone Growth Fund or O'Shaughnessy Cornerstone Value Fund). Prospectuses for the other O'Shaughnessy Funds may be obtained by writing to the Distributor at 4455 E. Camelback Road, Suite 261 E, Phoenix AZ 85018, Attention:
O'Shaughnessy Funds, Inc. or by calling 877-OSFUNDS (673-8637) (toll-free).

You may also exchange shares of either Fund for shares of the Firstar Money Market Fund, a money market mutual fund not affiliated with O'Shaughnessy Funds or the Manager. Prior to making such an exchange, you should obtain and carefully read the prospectus for the Firstar Money Market Fund. The exchange privilege does not constitute an offering or recommendation on the part of the Funds or the Manager of an investment in the Firstar Money Market Fund.

If you exchange into shares of the Firstar Money Market Fund you may establish checkwriting privileges on the Firstar Money Market Fund. Contact the Fund at 877-OSFUNDS (673-8637) for a checkwriting application and signature card. The exchange procedures are described below.

Is there any sales charge or minimum investment applicable to an exchange?

Shareholders of the Funds may exchange their Fund shares, without the payment of any sales or service charge unless the exchange is effected via telephone instructions for which a $5.00 charge will be levied or on shares held less than 90 days for which a redemption fee will be charged (see "Information About Your Account - Redemption of Shares"), for shares of any other fund into which an exchange is permitted equal in value to the net asset value of the shares being exchanged. All exchanges are subject to all applicable terms set forth in the prospectus of the fund into which the exchange is being made. If a shareholder exchanges shares through a broker-dealer other than the Distributor, such broker-dealer may charge the shareholder a service fee, no part of which will be received by the Distributor, the Manager, the Funds, or the fund into which the exchange is being made.

At what price is an exchange effected?

An exchange is effected at the respective net asset values of the two funds with respect to which shares are being exchanged as next determined following receipt by the fund into which the exchange is being made of all necessary documentation in connection with the redemption of Fund shares as described below under "Redemption of Shares - How do I redeem shares by mail?"

Do current instructions concerning receipt of dividends and distributions carry over to exchanged shares?

Dividend and distribution instructions with respect to exchanged shares will remain the same as those given previously by the shareholders to the fund from which the shareholder is exchanging the shares, unless the shareholder designates a change in such instructions by writing to the Transfer Agent. Please note that such changed instructions (i) must be signed by the registered owners(s) of the shares, exactly as the account is registered and signature guaranteed, and (ii) include the name of the account, the account number, and the name of the fund for which instructions have changed.

What are the conditions applicable to an exchange?

Exchanges involving the redemption of shares recently purchased by personal, corporate or government check will be permitted only after the respective Fund has reasonable belief that the check has cleared, which may take up to fifteen days after the purchase date. The exchange privilege is available only in states where shares of the other O'Shaughnessy Funds or the Firstar Money Market Fund may be sold legally.

Each of the Funds, the other O'Shaughnessy Funds and the Firstar Money Market Fund reserves the right to reject any order to acquire its shares through exchange or otherwise and to restrict or terminate the exchange privilege at any time. If the exchange privilege is to be permanently terminated, each Fund will provide its shareholders with written notice of such termination. Each Fund reserves the right to suspend temporarily the telephone exchange privilege in emergency circumstances or in cases where, in the judgment of the Fund, continuation of the privilege would be detrimental to the Fund and its shareholders as a whole. Such temporary suspension can be without prior notification.

How can I make exchanges by telephone?

Shareholders who have completed the section of the Fund's Application entitled "Shareholder Privileges" are eligible to make telephone requests for exchanges and may do so by telephoning the Fund at 877-OSFUNDS (673-8637). A shareholder who has not completed the Shareholder Privileges section of the Application but who wishes to become eligible to make telephone exchanges should designate a change in such instructions by writing to the Transfer Agent. Please note that such changed instructions must (i) be signed by the registered owner(s) of the shares exactly as the account is registered and signature guaranteed, and (ii) include the name of the account, the account number and the name of the Fund to which the exchange instructions relate. See "Redemption of Share - How do I redeem shares by telephone?" below, which describes the time of day at which telephone redemptions and exchanges will be priced and processed. Telephone requests for exchanges cannot be accepted with respect to shares represented by certificates. Shares of the other O'Shaughnessy Funds or the Firstar Money Market Fund acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through the exchange.

The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Neither the Funds nor any of their service contractors will be liable for any loss or expense in acting on telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Funds will use procedures that are considered reasonable, including requesting a shareholder to correctly state the account number, the names in which the account is registered, the social security number(s) registered to the account, and certain additional personal identification..

Shareholders should be aware that, at times, the volume of telephone calls or other factors beyond a Fund's control may make it difficult to reach the Transfer Agent by telephone. This will be true particularly during periods of drastic economic market changes. In such cases, shareholders should continue to telephone or utilize the written exchange procedures described below.

Shareholders who effect exchanges of Fund shares by telephone will be charged a $5.00 exchange fee.

How do I make exchanges by mail?

To exchange Fund shares by mail, send a written request for exchange signed by the registered owner(s) of the shares, exactly as the account is registered, to O'Shaughnessy Funds, Inc., c/o Firstar Mutual Fund Services, LLC, at P.O. Box 701, Milwaukee, WI 53201-0701 (for requests sent by U.S. mail) or 615 E. Michigan Street, Third Floor, Milwaukee, WI 53202 (for requests sent via overnight courier). The request for exchange should include the following information: the name of the account, the account number, the number of Fund shares or the dollar value of Fund shares to be exchanged, the shares of which other fund (either another O'Shaughnessy Fund or the Firstar Money Market Fund) shares of the Fund are to be exchanged for, and the name on the account and the account number (if already established) with such other fund.

REDEMPTION OF SHARES

Shareholders can redeem their shares by giving instructions to the Transfer Agent in writing or by telephone. As more fully described below, these redemption instructions may have to be accompanied by additional documentation, which may include a signature guarantee.

If a shareholder redeems shares through a broker-dealer other than the Distributor, such broker-dealer may charge the shareholder a service fee, no part of which will be received by the Distributor, the Manager, the Administrator or the Funds.

How do I redeem shares by mail?

To redeem shares by mail, send a written request for redemption signed by the registered owner(s) of the shares, exactly as the account is registered to O'Shaughnessy Funds, Inc., c/o Firstar Mutual Fund Services, LLC, at P.O. Box 701, Milwaukee, WI 53201-0701 (for requests sent via U.S. mail) or 615 E. Michigan Street, Third Floor, Milwaukee, WI 53202 (for requests sent via overnight courier). The request for exchange should include the following: the name of the account, the account number, the number of shares or the dollar value of shares to be redeemed and whether proceeds are to be sent by mail or wire, and if by wire, giving the wire instructions; (ii) duly endorsed share certificates, if any have been issued for the shares redeemed; (iii) any signature guarantees that are required as described below; and (iv) any additional documents which might be required for redemptions by corporations, executors, administrators, trustees, guardians or other similar shareholders. Except as otherwise directed by a Fund in its discretion, the Transfer Agent will not redeem shares until it has received all necessary documents; corporate and institutional investors and fiduciaries should contact the Transfer Agent to ascertain what additional documentation is required.

When would I pay a redemption fee?

The Funds can experience substantial price fluctuations and are intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions can disrupt the Funds' investment programs and create additional transaction costs that are borne by all shareholders. For these reasons each Fund will assess a 1.5% fee on redemptions (including exchanges) of Fund shares purchased and held for less than 90 days.

Redemption fees will be paid to the Fund to help offset transaction costs. The Fund will use the "first-in, first-out" (FIFO) method to determine the 90 day holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. If this holding period is less than 90 days, the fee will be assessed.

The fee does not apply to any shares purchased through reinvested distributions (dividends and capital gains) or to shares held in retirement plans such as 401(k), 403(b), 457, Koegh, profit sharing, SIMPLE IRA, SEP-IRA, and money purchase pension accounts. These exceptions may not apply to shares held in broker omnibus accounts. The fee does apply to shares held in IRA accounts and to shares purchased through automatic investment plans (see "Other Shareholder Services - Automatic Investment Plan").

May I send redemption requests to the Funds?

Please do not send redemption requests to the Funds. The Funds must forward all redemption requests to the Transfer Agent and instructions for redemption will not be effective until received by the Transfer Agent. Shares redeemed will be priced at the net asset value per share next determined after acceptance of a complete redemption request by the Transfer Agent. Redemption requests received by the Transfer Agent after the close of the NYSE (currently 4:00 pm, Eastern time) will be treated as though received on the next business day. The Transfer Agent cannot accept redemption requests that specify a particular date for redemption or special redemption conditions.

When are signature guarantees required?

Except as indicated below, all of the signatures on any request for redemption or share certificates tendered for redemption must be guaranteed by a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public cannot provide a signature guarantee.

The Funds will waive the signature guarantee requirement on a redemption request that instructs that the proceeds be sent by mail if all of the following conditions apply: (i) the redemption is for $10,000 or less; (ii) the redemption check is payable to the shareholder(s) of record; (iii) the redemption check is mailed to the shareholder(s) at the address of record; and (iv) no shares represented by certificate are being redeemed. Share certificates submitted for redemption or exchange must be properly endorsed and contain signature guarantees. In addition, each Fund in its discretion may waive the signature guarantee for employees and affiliates of the Manager, the Distributor and the Administrator, and family members of the foregoing.

The requirement of a guaranteed signature protects against an unauthorized person redeeming shares and obtaining the redemption proceeds.

How do I redeem shares by telephone?

Shareholders who have completed the section of the Fund Application entitled "Shareholder Privileges" are eligible to make telephone requests for redemptions (without charge) and may do so by telephoning the Fund at 877-OSFUNDS (673-8637). A shareholder who has not completed the Shareholder Privileges section of the Application but who wishes to become eligible to make telephone redemptions, should designate a change in such instructions by writing to the Transfer Agent. Please note that such changed instructions must (i) be signed by the registered owner(s) of the shares exactly as the account is registered and signature guaranteed, and (ii) include the name of the account, the account number and the name of the Fund.

Telephone redemptions cannot be accepted with respect to shares represented by certificates or for IRA accounts. In such cases, redemption can only be made by mail as described above under "Redemption of Shares - How do I redeem shares by mail?" Telephone requests for redemptions (or exchanges - see "Exchange Privilege" above) received before the close of business of the NYSE (currently 4:00 pm, Eastern time) on a business day will be priced and processed as of the close of business on that day; requests received after that time will be processed as of the close of business on the next business day.

As noted above, the Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may, along with their service contractors, be liable for a failure to use such procedures. See "Exchange Privilege - How can I make exchanges by telephone?" above.

Shareholders should be aware that, at times, the volume of telephone calls or other factors beyond a Fund's control may make it difficult to reach the Transfer Agent by telephone. This will be true particularly during periods of drastic economic or market changes. In the event of difficulty in reaching the Transfer Agent, shareholders should continue to telephone or utilize the written redemption procedures described above under "Redemption of Shares - How do I redeem shares by mail?"

The Funds reserve the right to terminate the telephone redemption privilege at any time and, if so terminated, will provide the shareholders with written notice of such termination. Each Fund reserves the right to suspend temporarily telephone redemptions in emergency circumstances or in cases where, in the judgment of the Fund, continuation of the privilege would be detrimental to the Fund and its shareholders as a whole. Such temporary suspension can be without prior notification.

What options do I have in receiving redemption proceeds?

Redemption proceeds may be sent to shareholders by mail or by wire as described below. Wire redemptions will only be made if the Transfer Agent has received appropriate written wire instructions. Because of fluctuations in the value of a Fund's portfolio, the net asset value of shares redeemed may be more or less than the investor's cost.

Redemption By Mail. In the case of shareholders who request that their redemption proceeds be sent by mail, the Transfer Agent mails checks for redemption proceeds typically within one or two business days, but no later than seven days, after it receives the request and all the necessary documents.

Redemption By Wire. In the case of shareholders who request that their redemption proceeds be sent by bank wire, the Transfer Agent typically wires redemption proceeds the next business day, but no later than seven days, after it receives the request and all necessary documents.

Wire redemptions will be made only if the Transfer Agent has received appropriate written instructions from the shareholder either on the Fund Application or by separate letter. A shareholder who has not indicated wire instructions on the Application, but would like to have redemption proceeds wired to a particular bank for each redemption request, should so designate by writing to the Transfer Agent. Please note that such instructions must (i) be signed by the registered owner(s) of the shares exactly as the account is registered and signature guaranteed, and (ii) include the name of the account, the account number and the name of the Fund to which the request relates.

A shareholder who would like to change the wire instructions indicated on the Fund Application should designate a change in such instructions by writing to the Transfer Agent and complying with the requirements set forth in the preceding paragraph. There is a $1,000 minimum on redemption proceeds by bank wire. Shareholders who effect redemptions by wire transfer will pay a $12.00 wire transfer fee to the Transfer Agent to cover costs associated with the transfer. In addition, a shareholder's bank may impose a charge for receiving wires.

When would the payment of proceeds be delayed?

Please note that shares paid for by personal, corporate or government check cannot be redeemed before the respective Fund has reasonable belief that the check has cleared, which may take up to fifteen days after payment of the purchase price. This delay can be avoided by paying for shares by certified check or bank-wire. An investor will be notified promptly by the Transfer Agent if a redemption request cannot be accepted.

Would my account ever be involuntarily redeemed?

Due to the relatively high cost to the Funds of maintaining small accounts, we ask you to maintain an account balance of at least $5,000. If your balance is below $5,000 for three months or longer due to redemptions, we have the right to close your account after giving you 60 days in which to increase your balance.

INFORMATION ON DISTRIBUTIONS AND TAXES

DIVIDENDS AND OTHER DISTRIBUTIONS GENERALLY

Dividend and capital gain distributions are reinvested in additional shares of the Funds in your account unless you select another option on your Application. The advantage of reinvesting distributions arises from compounding; that is, you receive dividends and capital gain distributions on an increasing number of shares. Distributions not reinvested are paid by check or transmitted to your bank account.

INCOME DIVIDENDS

Each Fund declares and pays dividends (if any) annually.

CAPITAL GAINS

A capital gain or loss is the difference between the purchase and sale price of a security. If a Fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month.

TAX INFORMATION

You need to be aware of the possible tax consequences when: (1) a Fund makes a distribution to your account; (2) you sell Fund shares; or (3) you exchange shares of a Fund for shares of one of the other O'Shaughnessy Funds or the Firstar Money Market Fund. The following summary does not apply to retirement accounts, such as IRAs, which are tax-deferred until you withdraw money from them.

Will I pay taxes on redemptions or exchanges of Fund shares?

When you sell or exchange shares in a Fund, you may realize a gain or loss. Unless you are a dealer in securities, such gain or loss will be capital gain or loss. Consult your tax advisor concerning the tax rate applicable to your sale or exchange of Fund shares.

A loss recognized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. In addition, if you realize a loss on the sale or exchange of Fund shares held six months or less, your short-term loss recognized is reclassified to long-term to the extent of any long-term capital gain distribution received.

Will I pay taxes on Fund distributions?

Distributions of ordinary income and short-term capital gains are taxable as ordinary income. The dividends of each Fund will be eligible for the 70% deduction for dividends received by corporations only to the extent the Fund's income consists of dividends paid by U.S. corporations. Distributions designated as capital gains dividends are taxable as capital gains regardless of the length of time shares of the Fund have been held.

What are the tax effects of buying shares before a distribution?

If you buy shares of a Fund shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive, in the form of a taxable distribution, a portion of the money you just invested. Therefore, you may wish to find out the Fund's record date(s) before investing. Of course, a Fund's share price may, at any time, reflect undistributed capital gains or unrealized appreciation.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect, and does not address the state and local tax consequences of an investment in the Funds. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively. For additional information regarding the federal income tax consequences of an investment in a Fund, see "Additional Information about Dividends and Taxes" in the Statement of Additional Information.

Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state, local or foreign taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Funds.

PERFORMANCE INFORMATION

This section should help you understand the terms used to describe Fund performance. The Funds' annual report will contain additional performance information and will be available upon request and without charge.

What is total return?

This tells you how much an investment in a Fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Including reinvested distributions means that total return numbers include the effect of compounding, i.e, you receive income and capital gain distributions on an increasing number of shares. Advertisements for a Fund may include cumulative or compound average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.

What is cumulative total return?

This is the actual rate of return on an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated between the beginning and the end of the period specified.

What is average annual total return?

This is always hypothetical. Working backward from the actual cumulative return, it tells you what constant year-by-year return would have produced the actual, cumulative return. By smoothing out all the variations in annual performance, it gives you an idea of the investment's annual contribution to your portfolio provided you held it for the entire period in question.

NET ASSET VALUE

The price at which each Fund's shares are purchased or redeemed is the Fund's next determined net asset value per share. The net asset value per share is calculated as of the close of the NYSE (currently 4:00 pm, Eastern time) on each day that the NYSE is open for business and on each other day in which there is a sufficient degree of trading in a Fund's portfolio securities that the current net asset value of the Fund's shares may be materially affected by changes in the value of the Fund's portfolio securities.

How is net asset value determined?

Each Fund determines the net asset value per share by subtracting the Fund's total liabilities from the Fund's total assets (the value of the securities that the Fund holds plus cash and other assets), dividing the remainder by the total number of shares outstanding, and adjusting the result to the nearest full cent.

How are the securities held in a Fund's portfolio valued?

Securities listed on the NYSE, American Stock Exchange or other national exchanges are valued at the last sale price on such exchange on the day as of which the net asset value per share is to be calculated. Over-the-counter securities included in the NASDAQ National Market System are valued at the last sale price. If there is no sale on a particular security on such day, it is valued at the mean between the bid and asked prices. Other securities, to the extent that market quotations are readily available, are valued at market value in accordance with procedures established by the Board of Directors. Any securities and other assets, for which market quotations are not readily available, are valued in good faith in a manner determined by the Directors of the Funds best to reflect their fair value.

OTHER SHAREHOLDER SERVICES

Automatic Investment Plan

An Automatic Investment Plan allows a shareholder to make automatic monthly or quarterly investments into a Fund account, in amounts of at least $100, by having the Transfer Agent draw an automatic clearing house (ACH) debit electronically against a shareholder's checking or savings account. A shareholder may establish an Automatic Investment Plan by completing the appropriate section on the Application for new accounts or by calling the Fund at 877-OSFUNDS (673-8637) and requesting an Automatic Investment Plan Application for existing accounts. A shareholder should be aware that a signed Application should be received by the Transfer Agent at least 15 business days prior to the initial transaction. The Transfer Agent will assess a $20 fee if the automatic investment cannot be made due to insufficient funds, stop payment, or for any other reason. The Fund cannot guarantee acceptance by your bank.

Systematic Cash Withdrawal Plan

When an account of $10,000 or more is opened or when an existing account reaches that size, a shareholder may participate in the Fund's Systematic Cash Withdrawal Plan by filling out the appropriate part of the Application. Under this plan, a shareholder may receive (or designate a third party to receive) a monthly or quarterly check in a stated amount of not less than $50.00. Shares of the respective Fund will be redeemed as necessary to meet withdrawal payments. All participants must elect to have their dividends and capital gain distributions reinvested automatically. A shareholder who decides later to use this service should call the Fund at 877-OSFUNDS (673-8637).

Reports to Shareholders

Each time a shareholder invests, redeems, transfers or exchanges shares, or receives a distribution, the Fund will send a confirmation of the transaction which will include a summary of all of the shareholder's most recent transactions.

At such time as prescribed by law, the Fund will send to each shareholder the following reports (if they are applicable), which may be used in completing U.S. income tax returns:

Form 1099-DIV Report taxable distributions during the preceding calendar year. (If a shareholder did not receive taxable distributions in the previous year, such shareholder will not be sent a 1099-DIV.)

Form 1099-B Reports redemption proceeds paid (including those resulting from exchanges) during the preceding calendar year.

Form 1099-R Report distributions from retirement plan accounts during the preceding calendar year. Form 5498 Reports contributions to IRAs for the previous calendar year.

If an investor's shares are held by an outside broker in an omnibus account, it is the responsibility of such outside broker to provide shareholders whose shares are held in the omnibus account with any reports prescribed by law which the shareholders require in order to complete their U.S. income tax returns.

Shareholders will also receive annual and semi-annual reports including the financial statements of the Funds for the respective periods.

Retirement Plans

Eligible investors may invest in the Fund under the following prototype retirement plans:

     "Education" Individual Retirement Account (IRA) "Traditional" Individual Retirement Account (IRA) "Roth" Individual Retirement Account (IRA) Simplified Employee Pension (SEP) for sole proprietors, partnerships and corporations Profit-Sharing and Money Purchase Pension Plans for corporations and their employees

Automatic Reinvestment Plan

For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at the net asset value per share at the close of business on the record date, unless otherwise specified on the Application or requested by a shareholder in writing. If the Transfer Agent does not receive a written request for subsequent dividends and/or distributions to be paid in cash at least three full business days prior to a given record date, the dividends and/or distributions to be paid to a shareholder will be reinvested. If a shareholder elects to receive dividends and distributions in cash and the U.S. Postal Service cannot deliver the checks, or if the checks remain uncashed for six months, the shareholder's distribution checks will be reinvested into the shareholder's account at the then current net asset value.

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Investment Adviser, the Administrator or the Distributor. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

                       INVESTMENT MANAGER
             O'Shaughnessy Capital Management, Inc.
                        35 Mason Street
                  Greenwich, Connecticut 06830

                         ADMINISTRATOR
         Investment Company Administration Corporation
              4455 E. Camelback Road, Suite 261 E
                     Phoenix, Arizona 85018

                          DISTRIBUTOR
                 First Fund Distributors, Inc.
              4455 E. Camelback Road, Suite 261 E
                     Phoenix, Arizona 85018

                         TRANSFER AGENT
               Firstar Mutual Fund Services, LLC
                     615 E. Michigan Street
                   Milwaukee, Wisconsin 53202

                            AUDITORS
                    McGladrey & Pullen, LLP
                        555 Fifth Avenue
                 New York, New York 10017-2416


                         LEGAL COUNSEL
              Swidler Berlin Shereff Friedman, LLP
                        919 Third Avenue
                     New York, New York 10022

                           O'SHAUGHNESSY FUNDS, INC.
                          (the "O'Shaughnessy Funds")
                      O'Shaughnessy Cornerstone Value Fund
                     O'Shaughnessy Cornerstone Growth Fund
                      O'Shaughnessy Aggressive Growth Fund
                    O'Shaughnessy Dogs of the MarketTM Fund
                (each, a "Fund," and collectively, the "Funds")


                      STATEMENT OF ADDITIONAL INFORMATION


                            DATED NOVEMBER 30, 1998


                                35 Mason Street
                          Greenwich, Connecticut 06830
                            Telephone: 1-877-OSFUNDS


This Statement of Additional Information ("SAI") is not a prospectus and should be read only in conjunction with the current Prospectus of each Fund (each, a "Fund Prospectus"), dated November 30, 1998. A copy of each Fund Prospectus may be obtained by calling or writing to the relevant Fund at the telephone number or address shown above. This SAI is incorporated by reference into each Fund Prospectus, as applicable.



                       TABLE OF CONTENTS


     INVESTMENT POLICIES AND LIMITATIONS ..............     B-2
     DIRECTORS AND OFFICERS ............................    B-9
     MANAGEMENT OF THE FUNDS ..........................     B-11
     PORTFOLIO TRANSACTIONS ..............................  B-12
     ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.......  B-14
     VALUATION OF SHARES .................................  B-14
     ADDITIONAL INFORMATION ABOUT DIVIDENDS AND TAXES ...   B-15
     PERFORMANCE INFORMATION .............................. B-16
     OTHER INFORMATION .................................... B-18
     FINANCIAL STATEMENTS OF THE FUNDS ................     B-19
     OPTIONS AND FUTURES ................................   A-20



              INVESTMENT POLICIES AND LIMITATIONS

     The following supplements the information contained in each Fund Prospectus concerning the investment policies and limitations of O'Shaughnessy Cornerstone Growth Fund ("Cornerstone Growth Fund"), O'Shaughnessy Cornerstone Value Fund ("Cornerstone Value Fund"), O'Shaughnessy Aggressive Growth Fund ("Aggressive Growth Fund") and O'Shaughnessy Dogs of the Market TM Fund ("Dogs of the Market Fund"). O'Shaughnessy Capital Management, Inc. (the "Manager") serves as investment advisor to each Fund. See "Management of the Funds."

     Special Considerations Relating to Depository Receipts. As noted in the applicable Fund Prospectus, the Funds may each invest in the securities of foreign issuers, including American Depository Receipts ("ADRs"). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. For purposes of the Funds' investment policies, ADRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR evidencing ownership of common stock will be treated as common stock.

     Many of the foreign securities held in the form of depository receipts by the Funds are not registered with the Securities and Exchange Commission ("SEC"), nor are the issuers thereof subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Funds than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

     Investment income on certain foreign securities may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which a Fund would be subject.

     Illiquid Securities. The Aggressive Growth Fund may invest up to 15% of its net assets in illiquid securities. The term illiquid securities for this purpose means securities which cannot be readily resold because of legal and contractual considerations or which cannot otherwise be marketed, redeemed, put to the issuer or a third party, or which do not mature within seven days, or which the Manager, in accordance with guidelines established by the Board of Directors, has not determined to be liquid and includes, among other things, purchased over-the-counter ("OTC") options and repurchase agreements maturing in more than seven days. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option.

     Restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933 ("1933 Act"). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

     In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities sold in private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by a Fund, however, could affect adversely the marketability of such Fund securities and a Fund might be unable to dispose of such securities promptly or at favorable prices.

     The Board of Directors has delegated the function of making day-to-day determinations of liquidity to the Manager pursuant to guidelines approved by the Board. The Manager takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security,
(3) the number of dealers that have undertaken to make a market in the security,
(4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). The Manager monitors the liquidity of restricted securities in each Fund and reports periodically on such decisions to the Board of Directors.

     Repurchase Agreements. Each Fund may enter into a repurchase agreement through which an investor (such as the Fund) purchases a security (known as the "underlying security") from a well-established securities dealer or bank that is a member of the Federal Reserve System. Any such dealer or bank will be on the Fund's approved list. Each Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by the Manager to present minimum credit risks in accordance with guidelines established by the Fund's Board of Directors. The Manager will review and monitor the creditworthiness of those institutions under the Board's general supervision.

     At the time of entering into the repurchase agreement the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Fund will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security will at all times be equal to at least 102% of the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Fund's custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and
(c) expenses of enforcing its rights.

     Lending of Fund Securities. In accordance with applicable law, each Fund may lend portfolio securities (representing not more than 33 1/3% of its total assets) to banks, broker-dealers or financial institutions that the Manager deems qualified, but only when the borrower maintains with the Fund's custodian bank collateral either in cash or money market instruments in an amount at least equal to at least 102% of the market value of the securities loaned, determined on a daily basis and adjusted accordingly. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by the Manager to be of good standing and when, in the judgment of the Manager, the consideration which can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Directors. During the period of the loan the Manager will monitor all relevant facts and circumstances, including the creditworthiness of the borrower. A Fund will retain authority to terminate any loan at any time. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. A Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. A Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Fund's interest.

     Hedging and Return Enhancement Strategies. As discussed in the applicable Fund Prospectus, the Funds may use a variety of financial instruments ("Hedging Instruments"), including certain options, futures contracts (sometimes referred to as "futures") and options on futures contracts, to attempt to hedge the Fund's investments or attempt to enhance the Fund's income. The particular Hedging Instruments are described in Appendix A to this SAI.

     Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential declines in the value of one or more investments held by a Fund. Thus, in a short hedge a Fund takes a position in a Hedging Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declines below the exercise price of the put, the Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

     Conversely, a long hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge a Fund takes a position in a Hedging Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

     Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Hedging Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest. Hedging Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

     The use of Hedging Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, a Fund's ability to use Hedging Instruments will be limited by tax considerations. See "Additional Information about Dividends and Taxes" below.

     In addition to the products, strategies and risks described below and in the applicable Fund Prospectus, the Manager expects to discover additional opportunities in connection with options, futures contracts and other hedging techniques. The Manager may utilize these opportunities to the extent that they are consistent with the respective Fund's investment objectives and permitted by the respective Fund's investment limitations and applicable regulatory authorities. The applicable Fund Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Fund Prospectus.

     Special Risks of Hedging Strategies. The use of Hedging Instruments involves special considerations and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow.

     (1) Successful use of most Hedging Instruments depends upon the Manager's ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the price of individual securities. While the Manager is experienced in the use of Hedging Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded. The effectiveness of hedges using Hedging Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because the Manager projected a decline in the price of a security held by a Fund, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

     (4) As described below, a Fund might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties (i.e., Hedging Instruments other than purchased options). If a Fund were unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund's ability to sell a Fund security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

     Cover for Hedging Strategies. Transactions using Hedging Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting covered position in securities, or other options or futures contracts, or (2) cash, receivables and short-term debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with Securities and Exchange Commission ("SEC") guidelines regarding cover for hedging transactions and will, if the guidelines so require, set aside cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or segregated accounts could impede Fund management or the Fund's ability to meet redemption requests or other current obligations.

     Options. The Funds may purchase put and/or call options, and write (sell) covered put and call options on equity and stock indices. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a covered put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value. If the covered call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described above under "Investment Policies and Restrictions -- Illiquid Securities."

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Options that expire unexercised have no value.

     A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call option that it had written by purchasing an identical call option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction.

     The Funds may purchase or write exchange-traded and/or OTC options. Currently, many options on equity securities are exchange-traded. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the party from whom it purchased the option or to whom it has written the option (the "contra party") to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefits of the transaction.

     A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     Futures. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing covered call options on securities and indices.

     Futures strategies also can be used to manage the average duration of a Fund. If the Manager wishes to shorten the average duration of a Fund, the Fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the Manager wishes to lengthen the average duration of a Fund, the Fund may buy a futures contract or a call option thereon.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, initial margin consisting of liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent variation margin payments are made to and from the futures broker daily as the value of the futures position varies, a process known as marking to market. Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Each Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. Secondary markets for options on futures are currently in the development stage, and no Fund will trade options on futures on any exchange or board of trade unless, in the Manager's opinion, the markets for such options have developed sufficiently that the liquidity risks for such options are not greater than the corresponding risks for futures.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a Fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, program trading and other investment strategies might result in temporary price distortions.

     Limitations on the Use of Futures. The Funds have represented to the CFTC that they: (1) will use future contracts and options thereon traded on a commodities exchange solely in bona fide hedging transactions or, alternatively
(2) will not enter into futures contracts and options thereon traded on a commodities exchange for which the aggregate initial margin and premiums exceed 5% of the liquidation value of a Fund's portfolio (calculated in accordance with CFTC regulations). As a matter of operating policy, initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of a Fund's net asset value.

     Investment Limitations. The investment restrictions set forth below are fundamental policies of each Fund, which cannot be changed with respect to a Fund without the approval of the holders of a majority of the outstanding voting securities of that Fund, as defined in the Investment Company Act of 1940 (the "1940 Act"), as the lesser of: (1) 67% or more of the Fund's voting securities present at a meeting of shareholders, if the holders of more than 50% of the Fund's outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time an investment is made; a later increase or decrease in percentage resulting from changes in values or net assets will not be deemed to be an investment that is contrary to these restrictions, except for the policies regarding borrowing and illiquid securities or as otherwise noted. Pursuant to such restrictions and policies, no Fund may:

     (1) make an investment in any one industry if the investment would cause the aggregate value of the Fund's investment in such industry to exceed 25% of the Fund's total assets, except that this policy does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"), certificates of deposit and bankers' acceptances.

     (2) purchase securities of any one issuer (except U.S. Government securities), if as a result at the time of purchase more than 5% of the Fund's total assets would be invested in such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, except that 25% of the total assets of the Fund may be invested without regard to this limitation;

     (3) purchase securities on margin, except for short-term credit necessary for clearance of Fund transactions and except that a Fund that may use options or futures strategies and may make margin deposits in connection with its use of options, futures contracts and options on futures contracts;

     (4) purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

     (5) purchase or sell commodities or commodity contracts, except to the extent described in the Fund Prospectus and this SAI with respect to futures and related options;

     (6) make loans, except through loans of Fund securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances and other fixed income securities as described in the applicable Fund Prospectus and this SAI shall not be deemed to be the making of a loan, and provided further that the lending of Fund securities and repurchase agreements may be made only in accordance with applicable law and the applicable Fund Prospectus and this SAI as it may be amended from time to time;

     (7) borrow money or issue senior securities, except that each Fund may borrow in an amount up to 33-1/3% of its respective total assets from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge its assets in connection with such borrowing. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in the applicable Fund Prospectus and this SAI, as they may be amended from time to time, in connection with hedging transactions, short-sales, when-issued and forward commitment transactions and similar investment strategies. For purposes of this restriction, the deposit of initial or maintenance margin in connection with futures contracts will not be deemed to be a pledge of the assets of a Fund.

     (8) underwrite securities of the issuers except insofar as the Fund technically may be deemed to be an underwriter under the Securities Act of 1933 Act, as amended, in selling portfolio securities.

     The following investment restrictions (or operating policies) may be changed in respect of a Fund by the Board of Directors without shareholder approval. No Fund may:

     (a) make investments for the purpose of exercising  control or management;

     (b) make short sales of securities or maintain a short position, except to the extent permitted by applicable law;

     (c) purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law;

     (d) invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act of 1933, as amended (a "Rule 144A security") and determined to be liquid by them Board of Directors are not subject to the limitations set forth in this investment restriction (d). The foregoing operating policy applies only to Aggressive Growth Fund since the Cornerstone Growth Fund, Cornerstone Value Fund, and Dogs of the Market Fund do not invest in illiquid securities;

     (e) write, purchase or sell puts, calls straddles, spreads or combinations thereof, except to the extent permitted in the applicable Fund Prospectus and this SAI, as they may be amended from time to time.

                     DIRECTORS AND OFFICERS

The Directors and officers of O'Shaughnessy Funds, their business addresses and principal occupations during the past five years are listed below. Unless otherwise indicated, each person's address is 60 Mason Street, Greenwich, Connecticut 06830.


Name, Age and Address         Position with the Fund        Other Business Activities in Past 5 Years

James P. O'Shaughnessy*       Director, President and       President of O'Shaughnessy Capital
Age: 38                       Treasurer                     Management,Inc., 1988 - present; author
                              O'Shaughnessy Capital         of "Invest Like the Best", "What Works
                              Management, Inc.              on Wall Street", and "How to Retire Rich."

C. Flemming Heilmann          Director                      President and Director, Danish American,
Age: 59                                                     N.Y.; Former Chairman and
                                                            CEO, Brockway Standard, Inc.,
                                                            1989-1994; Director: Porter Chadburn,
                                                            Inc.; Porter Chadburn, plc; Wheaton,
                                                            Inc.; Danish American Chamber of
                                                            Commerce, N.Y.; American Friends of
                                                            Cambridge University; Trustee: Royal
                                                            Wessanen Group U.S. Trust.

Robert E. Ix                  Director                      Retired Chairman and Chief Executive
Age: 68                                                     Officer of Cadbury Schweppes, Inc.;
                                                            Director, Loctite Corp.

Joseph John McAleer           Director                      Founder and President, MCA Associates,
Age: 68                                                     Inc. (shipbroker), 1983-present; General
                                                            Partner, Sixtus Limited Partnership;
                                                            President and Director, Salesian Sisters
                                                            Partners Circle; Trustee, American
                                                            Merchant Marine Museum Foundation

Steven J. Paggioli            Vice President and            Executive Vice President and Director,
Age 48                        Secretary                     Wadsworth Group since 1986; Vice
                                                            President of First Fund Distributors, Inc.
                                                            since 1989; Vice President of Investment
                                                            Company Administration, LLC since 1990.


* Interested person, as defined in the 1940 Act.

     Pursuant to the terms of the Management Agreement (defined below) with O'Shaughnessy Funds on behalf of the Funds, the Manager pays the compensation of all officers and Directors who are affiliated persons of the Manager. Pursuant to the terms of the Administration Agreement (defined below), the Administrator pays the compensation of all officers that are affiliated persons of the Administrator.

     O'Shaughnessy Funds pays Directors who are not interested persons of the O'Shaughnessy Funds (each, a "disinterested Director") fees for serving as Directors. Specifically, O'Shaughnessy Funds pay each disinterested Director a $9,750 annual retainer paid quarterly, together with such Director's out-of-pocket expenses relating to attendance at meetings. Each Fund pays one quarter of the foregoing fees.


     The following table sets forth the aggregate compensation the Funds paid to the disinterested Directors for the fiscal year ended September 30, 1998.

                     Aggregate      Pension or Retirement
                     Compensation   Benefits Accrued as     Total Compensation
Name of Director     From Funds*    Part of Fund Expenses    From Fund Complex*

C. Flemming Heilmann     $ 8,124             None                      $ 8,124
Robert E. Ix             $ 8,124             None                      $ 8,124
Joseph John McAleer      $ 8,124             None                      $ 8,124

     During the fiscal period ended September 30, 1998, aggregate directors fees and expenses in the amount of $24,372 were allocated to the Funds.


     Because the Manager and the Administrator perform substantially all of the services necessary for the operation of the Funds, the Funds require no employees. No officer, director or employee of the Manager or the Administrator receives any compensation from the Funds for acting as a Director or officer.

     As of the date of this SAI, the officers and Directors of the O'Shaughnessy Funds as a group (5 persons) owned an aggregate of less than 1% of the outstanding shares of each Fund.

                    MANAGEMENT OF THE FUNDS

     The Manager. The Manager acts as the investment manager of each Fund pursuant to a management agreement with O'Shaughnessy Funds on behalf of each Fund (the "Management Agreement"). Under the Management Agreement, O'Shaughnessy Funds pays the Manager a fee in respect of each Fund, computed daily and payable monthly, according to the schedule set forth in the applicable Fund Prospectus. The Manager is wholly owned and controlled by James P. O'Shaughnessy and his immediate family.

     Pursuant to the Management Agreement, the Manager is responsible for investment management of each Fund's portfolio, subject to general oversight by the Board of Directors, and provides the Funds with office space. In addition, the Manager is obligated to keep certain books and records of the Funds. In connection therewith, the Manager furnishes each Fund with those ordinary clerical and bookkeeping services which are not being furnished by the Funds' custodian, administrator or transfer and dividend disbursing agent.

     Under the terms of the Management Agreement, each Fund bears all expenses incurred in its operation that are not specifically assumed by the Manager, Investment Company Administration, LLC, the Fund's administrator (the "Administrator"), or First Fund Distributors, Inc., the Funds' distributor (the "Distributor"). General expenses of O'Shaughnessy Funds not readily identifiable as belonging to one of the Funds are allocated among the Funds by or under the direction of the Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by each Fund include, but are not limited to, the following (or the Fund's allocated share of the following): (1) the cost (including brokerage commissions, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (2) investment management fees; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of O'Shaughnessy Funds or the shares of a Fund under federal or state securities laws and maintenance of such registrations and qualifications; (5) fees and expenses payable to disinterested Directors; (6) taxes (including any income or franchise taxes) and governmental fees; (7) costs of any liability, directors' and officers' insurance and fidelity bonds; (8) legal, accounting and auditing expenses; (9) charges of custodian, transfer agents and other agents; (10) expenses of setting in type and providing a camera-ready copy of the Fund Prospectus and supplements thereto, expenses of setting in type and printing or otherwise reproducing statements of additional information and supplements thereto and reports and proxy materials for existing shareholders; (11) any extraordinary expenses (including fees and disbursements of counsel) incurred by O'Shaughnessy Funds or the Fund; (12) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; and (13) costs of meetings of shareholders. The Manager may voluntarily waive its management fee or subsidize other Fund expenses. This may have the effect of increasing a Fund's return.

     Under the Management Agreement, the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by O'Shaughnessy Funds or any Fund in connection with the performance of the Management Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

     The Management Agreement has an initial term of two years and may be renewed from year to year thereafter so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Management Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act). The Management Agreement may be terminated by O'Shaughnessy Funds in respect of a Fund or by the Manager upon 60 days' prior written notice.

     During the fiscal year ended September 30, 1997, Aggressive Growth Fund, Cornerstone Growth Fund, Cornerstone Value Fund and Dogs of the Market Fund paid $17,218, $92,933, $42,147 and $26,765, respectively, in advisory fees. For the same period, the Manager waived fees and reimbursed expenses of the Aggressive Growth Fund, Cornerstone Growth Fund, Cornerstone Value Fund and Dogs of the Market Fund in the amounts of $87,309, $8,879, $46,300 and $71,199, respectively.


     During the fiscal year ended September 30, 1998, Aggressive Growth Fund, Cornerstone Growth Fund, Cornerstone Value Fund and Dogs of the Market Fund paid $93,549, $573,605, $152,188 and $126,357, respectively, in advisory fees. For the same period, the Manager reimbursed fees and expenses of the Aggressive Growth Fund in the amount of $22,305.



     The Administrator. O'Shaughnessy Funds, on behalf of the Funds, has retained the Administrator to provide administration services to each Fund. The Administration Agreement provides that the Administrator will furnish the Funds with various administrative services including, among others: the preparation and coordination of reports to the Board of Directors; preparation and filing of securities and other regulatory filings (including state securities filings), marketing materials, tax returns and shareholder reports; review and payment of Fund expenses; monitoring and oversight of the activities of the Funds' other servicing agents (i.e. transfer agent, custodian, accountants, etc.); and maintaining books and records of the Funds; administering shareholder accounts. In addition, the Administrator may provide personnel to serve as officers of O'Shaughnessy Funds. The salaries and other expenses of providing such personnel are borne by the Administrator. For its services, each Fund pays the Administrator a fee each month at the annual rate of 0.10% of the first $100 million of a Fund's average daily net assets, 0.05% of the next $100 million of such net assets, and 0.03% of such net assets over $200 million, with a minimum fee of $40,000 annually per portfolio. During the fiscal years ended September 30, 1997 and 1998, the Administrator received a total of $64,377 and $126,059, respectively, in administration fees from the Funds.


     The Distributor. O'Shaughnessy Funds, on behalf of the Funds, has retained First Fund Distributors, Inc. to provide distribution-related services to each Fund in connection with the continuous offering of the Fund's shares. The Distributor provides such services to the Funds at no cost to the Funds. The Distributor may distribute the shares of the Funds through other broker-dealers with which it has entered into selected dealer agreements.

     Code of Ethics. The Board of Directors of O'Shaughnessy Funds has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The Code restricts the investing activities of O'Shaughnessy Funds officers, Directors and advisory persons and, as described below, imposes additional, more onerous restrictions on Fund investment personnel.

     All persons covered by the Code of Ethics are required to preclear any personal securities investment (with limited exceptions, such as government securities) and must comply with ongoing requirements concerning record keeping and disclosure of personal securities investments. The preclearance requirement and associated procedures are designed to identify any prohibition or limitation applicable to a proposed investment. In addition, all persons covered by the Code of Ethics are prohibited from purchasing or selling any security which, to such person's knowledge, is being purchased or sold (as the case may be), or is being considered for purchase or sale, by a Fund. Investment personnel are subject to additional restrictions such as a ban on acquiring securities in an initial public offering, "blackout periods" which prohibit trading by investment personnel of a Fund within periods of trading by the Fund in the same security and a ban on short-term trading in securities.

                     PORTFOLIO TRANSACTIONS

     Subject to policies established by the Board of Directors, the Manager is responsible for the execution of Fund transactions and the allocation of brokerage transactions for the respective Funds. As a general matter in executing Fund transactions, the Manager may employ or deal with such brokers or dealers as may, in the Manager's best judgment, provide prompt and reliable execution of the transaction at favorable security prices and reasonable commission rates. In selecting brokers or dealers, the Manager will consider all relevant factors, including the price (including the applicable brokerage commission or dealer spread), size of the order, nature of the market for the security, timing of the transaction, the reputation, experience and financial stability of the broker-dealer, the quality of service, difficulty of execution and operational facilities of the firm involved and in the case of securities, the firm's risk in positioning a block of securities. Prices paid to dealers in principal transactions through which most debt securities and some equity securities are traded generally include a spread, which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. Each Fund that invests in securities traded in the OTC markets will engage primarily in transactions with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. A Fund has no obligation to deal with any broker or group of brokers in the execution of Fund transactions.

     The Manager may select broker-dealers which provide it with research services and may cause a Fund to pay such broker-dealers commissions which exceed those other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Research services furnished by brokers through which a Fund effects securities transactions may be used by the Manager in advising other funds or accounts and, conversely, research services furnished to the Manager by brokers in connection with other funds or accounts the Manager advises may be used by the Manager in advising a Fund. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the manager under the Management Agreement. The Funds may purchase and sell Fund portfolio securities to and from dealers who provide the Fund with research services. Fund transactions will not be directed to dealers solely on the basis of research services provided.

     Investment decisions for each Fund and for other investment accounts managed by the Manager are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may be made for a Fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then allocated between the Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.


     The Funds paid the following amounts in portfolio brokerage commissions:

                         Fiscal Year              Fiscal Year
                         Ended                    Ended
                         September 30, 1997       September 30, 1998

Aggressive Growth             $ 15,035            $ 56,518
Cornerstone Growth             134,182             313,452
Cornerstone Value               18,816              41,323
Dogs of the Market              12,893              31,508


     Portfolio Turnover. For reporting purposes, a Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, securities with maturities at the time of acquisition of one year or less are excluded. The Manager will adjust a Fund's assets as it deems advisable, and portfolio turnover will not be a limiting factor should the Manager deem it advisable for a Fund to purchase or sell securities.

     As described above, the Funds may engage in options transactions. The options activities of a Fund may affect its turnover rate, the amount of brokerage commissions paid by a Fund and the realization of net short-term capital gains. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions, other transaction costs, and a possible increase in short-term capital gains or losses. See "Valuation of Shares" and "Additional Information about Distributions and Taxes" below.

     The exercise of calls written by a Fund may cause the Fund to sell portfolio securities, thus increasing its turnover rate. The exercise of puts also may cause a sale of securities and increase turnover; although such exercise is within the Fund's control, holding a protective put might cause the Fund to sell the underlying securities for reasons which would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys or sells a security in connection with the exercise of a put or call. Some commissions may be higher than those which would apply to direct purchases or sales of portfolio securities. Additional information concerning portfolio turnover, including anticipated portfolio turnover rates for each Fund, is contained in the relevant Fund Prospectus.

         ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Reference is made to "Information About Your Account -- Purchase of Shares; -- Redemption of Shares" in each Fund Prospectus for additional information about purchase and redemption of Fund shares. You may purchase and redeem shares of each Fund on each day on which the New York Stock Exchange, Inc. ("NYSE") is open for trading ("Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King. Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Such purchases and redemptions of the shares of each Fund are effected at their respective net asset values per share determined as of the close of the NYSE (normally 4:00 P.M., Eastern time) on that Business Day. The time at which the transactions are priced may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 P.M., Eastern time.

     O'Shaughnessy Funds may suspend redemption privileges of shares of any Fund or postpone the date of payment during any period (1) when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for O'Shaughnessy Funds to dispose of securities owned by it or to determine fairly the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Fund's securities at the time.

     O'Shaughnessy Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. O'Shaughnessy Funds uses some or all of the following procedures to process telephone redemptions: (1) requesting a shareholder to correctly state some or all of the following information: account number, name(s), social security number registered to the account, personal identification, banking institution, bank account number and the name in which the bank account is registered; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner.

     The payment of the redemption price may be made in money or in kind, or partly in money and partly in kind, as determined by the Directors. However, each Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in money up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. While the Rule is in effect, such election may not be revoked without the approval of the SEC. It is contemplated that if the Fund should redeem in kind, securities distributed would be valued as described below under "Net Asset Value," and investors would incur brokerage commissions in disposing of such securities. If a Fund redeems in kind, the Fund will not distribute depository receipts representing foreign securities.

                      VALUATION OF SHARES

     The net asset value for the shares of each Fund will be determined on each day the NYSE is open for trading. The net assets of each Fund are valued as of the close of the NYSE (normally 4:00 P.M., Eastern time) on each Business Day. Each Fund's net asset value per share is calculated separately.

     For all Funds, the net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets, less its liabilities, by the number of outstanding shares of the Fund, and adjusting the result to the nearest full cent. Securities listed on the NYSE, American Stock Exchange or other national exchanges are valued at the last sale price on such exchange on the day as of which the net asset value per share is to be calculated. Over-the-counter securities included in the NASDAQ National Market System are valued at the last sale price. Bonds and other fixed-income securities are valued using market quotations provided by dealers, and also may be valued on the basis of prices provided by pricing services when the Board of Directors believes that such prices reflect the fair market value of such securities. If there is no sale in a particular security on such day, it is valued at the mean between the bid and asked prices. Other securities, to the extent that market quotations are readily available, are valued at market value in accordance with procedures established by the Board of Directors. Any other securities and other assets for which market quotations are not readily available are valued in good faith in a manner determined by the Board of Directors best to reflect their full value.

     When market quotations for options and futures positions held by the Funds are readily available, those positions are valued based upon such quotations. Market quotations are not generally available for options traded in the OTC market. When market quotations for options and futures positions, or any other securities or assets of the Funds, are not available, they are valued at fair value as determined in good faith by or under the direction of the Board of Directors. When practicable, such determinations are based upon appraisals received from a pricing service using a computerized matrix system or appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities.

     When a Fund writes a put or call option, the amount of the premium is included in the Fund's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the option. The premium paid for an option purchased by a Fund is recorded as an asset and subsequently adjusted to market value.

        ADDITIONAL INFORMATION ABOUT DIVIDENDS AND TAXES

     Each Fund is treated as a separate corporation for federal income tax purposes. In order to qualify (or to continue to qualify) for treatment as a regulated investment company ("RIC") under the Internal Revenue Code (the "Code"), each Fund must distribute to its shareholders each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) for such taxable year and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or other income (including gains from options and futures) derived with respect to its business of investing in stock or securities ("Income Requirement");(2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the outstanding voting securities of the issuer; (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer; and (4) the Fund must distribute during its taxable year at least 90% of its investment company taxable income plus 90% of its net tax-exempt interest income, if any.

     The use of hedging and related income strategies, such as writing and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by each Fund eligible to use such strategies. Income from transactions in options and futures derived by a Fund with respect to its business of investing in securities, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts will be subject to the 30% Test if they are held for less than three months.

     If a Fund satisfies certain requirements, any increase in value on a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the 30% Test. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that Test. Each Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent a Fund does not qualify for this treatment, it may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to qualify or continue to qualify as a RIC.

     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. Each Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the respective Fund or who, to that Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such shareholder is not otherwise subject to backup withholding.

     Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     A shareholder who holds shares as a capital asset generally will recognize a capital gain or loss upon the sale or exchange of such shares, which capital gain or loss will be a long-term capital gain or loss if such shares are held for more than one year. However, any loss realized by a shareholder who held shares for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

     A loss realized on a sale or exchange of shares of a Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Dividends and capital gains distributions may also be subject to state and local taxes.

     The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the Funds' activities. See the applicable Fund Prospectus for further tax information.

     Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state and local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in a Fund.

                    PERFORMANCE INFORMATION

     Performance information is computed separately for each Fund in accordance with the formulas described below. At any time in the future, total return may be higher or lower than in the past and there can be no assurance that any historical results will continue.

     Certain historical performance information for the Cornerstone Value Strategy and the Cornerstone Growth Strategy, the respective investment strategies of the Cornerstone Growth Fund and Cornerstone Value Fund, is included in the Fund Prospectus relating to the Cornerstone Value and Cornerstone Growth Funds. See "Performance Information" in the Funds' Prospectus.

     Calculation of Total Return and Average Annual Total Return. Total Return with respect to the shares of a Fund is a measure of the change in value of an investment in the Fund over the period covered, which assumes that any dividends or capital gains distributions are reinvested in that Fund's shares immediately rather than paid to the investor in cash. The formula for Total Return with respect to a Fund's shares used herein includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment the number of shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares on the last trading day of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment. Average Annual Total Return is measured by annualizing Total Return over the period.

     Performance Comparisons. Each Fund may from time to time include the Total Return and the Average Annual Total Return of its shares in advertisements or in information furnished to shareholders.


     The following are the Funds' average annual total returns for the period ending September 30, 1998*:

                      From Inception
                     (November 1, 1996)     One Year

Aggressive Growth           4.62%            -23.70%
Cornerstone Growth          5.48             -27.63
Cornerstone Value           5.22              -4.32
Dogs of the Market        -10.29               0.74

*Certain expenses of the Aggressive Growth Fund have been waived or reimbursed from inception through September 30, 1998 and certain expenses of the Cornerstone Value Fund, Cornerstone Growth Fund and Dogs of the Market Fund have been waived or reimbursed from inception through September 30, 1997.
Accordingly return figures are higher than they would have been had such expenses not been waived or reimbursed.


     Each Fund may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services ("Lipper") as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Fund may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in Lipper Performance Analysis. Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of a Fund published by nationally recognized ranking services and by financial publications that are nationally recognized such as Barron's, Business Week, CDA Technologies, Inc., Changing Times, Consumer's Digest, Dow Jones Industrial Average, Financial Planning, Financial Times, Financial World, Forbes, Fortune, Hulbert's Financial Digest, Institutional Investor, Investors Daily, Money, Morningstar Mutual Funds, The New York Times, Personal Investor, Stanger's Investment Adviser, Value Line, The Wall Street Journal, Wiesenberger Investment Company Service and USA Today.

     The performance figures described above may also be used to compare the performance of a Fund's shares against certain widely recognized standards or indices for stock market performance. The following are the indices against which the Funds may compare performance:

     The Standard & Poor's Composite Index of 500 Stocks (the "S&P 500 Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include industrial, transportation and financial services concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

     The Wilshire 5000 Equity Index (or its component indices) represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

     The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks. It is a value-weighted index calculated on price change only and does not include income.

     The Value Line (Geometric) Index is an unweighted index of the approximately 1,700 stocks followed by the Value Line Investment Survey.

     The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the Russell 3000 Index's market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization. The smallest company has a market value of roughly $20 million.

     In reports or other communications to shareholders, O'Shaughnessy Funds may also describe general economic and market conditions affecting the Funds and may compare the performance of the Funds with: (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universes of funds which are described in this Statement of Additional Information, or (4) data developed by the Manager derived from such indices or averages.

                       OTHER INFORMATION

     The Funds are organized as separate investment portfolios or series of the O'Shaughnessy Funds, a Maryland corporation which was incorporated on May 20, 1996 under the name "O'Shaughnessy Funds, Inc."

     The Articles of Incorporation of O'Shaughnessy Funds authorize the Board of Directors to classify and reclassify any and all shares which are then unissued into any number of classes, each class consisting of such number of shares and having such designations, powers, preferences, rights, qualifications, limitations, and restrictions, as shall be determined by the Board, subject to the 1940 Act and other applicable law, and provided that the authorized shares of any class shall not be decreased below the number then outstanding and the authorized shares of all classes shall not exceed the amount set forth in the Articles of Incorporation, as in effect from time to time.

     Registration Statement. This SAI and the Fund Prospectuses do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Fund Prospectuses. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

     Statements contained in this SAI and the Fund Prospectuses as to the contents of any contract or other document are not complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this SAI and the Fund Prospectuses form a part, each such statement being qualified in all respects by such reference.

     Counsel. The law firm of Swidler, Berlin, Shereff, Friedman, LLP, 919 Third Avenue, New York, New York 10022, counsel to the Funds, has passed upon the legality of the shares offered by the Fund Prospectuses. McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017-2416, serves as independent auditors for the Funds.

     Transfer Agent, Custodian and Fund Accountant. Firstar Mutual Fund Services, LLC ("Firstar"), 615 E. Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent, custodian and fund accountant for the Funds. As custodian, Firstar will be responsible for, among other things, receipt of and disbursement funds from the Fund's account, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities. As fund accountant, Firstar will provide the Funds with various services
including:   portfolio and tax accounting, valuation, expense accrual and payment, compliance control and financial reporting.


As of November 9, 1998, the following shareholders owned more than 5% of the outstanding voting securities of:

Aggressive Growth:
   Charles Schwab & Co., Inc. for Exclusive Benefit of Customers,
     San Francisco, CA 94104; 21.43%

Cornerstone Value:
   Charles Schwab & Co., Inc. for Exclusive Benefit of Customers,
     San Francisco, CA 94104; 42.56%


               FINANCIAL STATEMENTS OF THE FUNDS

     McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017-2416, serves as independent auditors of the Funds. McGladrey & Pullen, on an annual basis, will audit the financial statements prepared by the Manager and express an opinion on such financial statements based on their audits.


     The audited financial statements for the Funds for the period ended September 30, 1998 are incorporated by reference herein and appear in the annual reports of the Funds, copies of which are available at no charge by calling 1-800-797-0773.

Appendix A

                      OPTIONS AND FUTURES

     The Funds may use the following Hedging Instruments:

     Options on Securities -- A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

     Options on Securities Indices -- A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional stock option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

     Stock Index Futures Contracts -- A stock index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

     Interest Rate Futures Contracts -- Interest rates futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities, in most cases, the contracts are closed out before the settlement date without the making or taking of delivery.

                                     PART C
                                OTHER INFORMATION
                                -----------------

Item 23.  Exhibits.

     (1)(a)  Articles of Incorporation of Registrant.*
        (b)  Articles of Amendment, dated July 2, 1996.*

     (2)(a)  By-Laws of Registrant.**
        (b)  Amended and Restated By-Laws of Registrant.**

     (3)     Instrument    defining    rights   of    Shareholders
             (Incorporated  by  reference  to  Exhibits  1  and  2
             above).

     (4)     Management    Agreement   between    Registrant   and
             O'Shaughnessy Capital Management, Inc.**

     (5) Distribution Agreement between Registrant and First Fund Distributors, Inc.**

     (6)     Not Applicable

     (7)     Custody  Agreement between the Registrant and Firstar
             Trust Company.**

     (8)(a)  Transfer  Agency,   Dividend  Disbursing  Agency  and
             Shareholder Servicing Agency Agreement between the Registrant and Firstar Trust Company.**

     (b)     Administration   Agreement  between   Registrant  and
             Investment Company Administration, LLC.**

     (c) Fund Accounting Agreement between the Registrant and Firstar Trust Company**

     (9) Opinion of Swidler, Berlin,Shereff, Friedman, LLP, counsel for Registrant.**

     (10) Consent of McGladrey & Pullen, LLP, independent auditors for the Registrant.

     (11)    Inapplicable.

     (12)    Certificate   of  sole   shareholder,   O'Shaughnessy
             Capital Management, Inc.**

     (13)    Inapplicable.

     (14) Financial Data Schedules (filed as Exhibit 27 for electronic filing purposes)

     (15)    Inapplicable.

     *   Incorporated   by  reference  to  identically   numbered   Exhibits  in
Registrant's initial Registration Statement on Form N-1A, filed on July 3, 1996 (File No. 333-7595).

     **   Incorporated  by  reference  to  identically   numbered   Exhibits  in
pre-effective amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed on October 9, 1996.

Item 24. Persons Controlled by or Under Common Control with Registrant.

     None.

Item 25. Indemnification.

         Article V of the Registrant's By-Laws relating to the indemnification of officers and trustees is quoted below:


                                    ARTICLE V

                                 Indemnification

     Each officer and director of the Corporation shall be indemnified by the Corporation to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Corporation to indemnify such person must be based upon the reasonable determination of independent legal counsel or the vote of a majority of a quorum of the directors who are neither "interested persons," as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the proceeding ("non-party independent directors"), after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         Each officer and director of the Corporation claiming indemnification within the scope of this Article V shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under the General Laws of the State of Maryland without a preliminary determination as to his ultimate entitlement to indemnification (except as set forth below); provided, however, that the person seeking indemnification shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his undertaking; (b) the Corporation is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

         The Corporation may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland, from liability arising from his activities as officer or director of the Corporation. The Corporation, however, may not purchase insurance on behalf of any officer or director of the Corporation that protects or purports to protect such person from liability to the Corporation or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         The Corporation may indemnify, make advances or purchase insurance to the extent provided in this Article V on behalf of an employee or agent who is not an officer or director of the Corporation.

         The Registrant has purchased an insurance policy insuring its officers and Directors against liabilities, and certain costs of defending claims against such officers and Directors, to the extent such officers and Directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties.

         Article IV of the Management Agreement between Registrant and O'Shaughnessy Capital Management limits the liability of O'Shaughnessy Capital Management to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations.

         In  Section  6(b)  of  the  Distribution   Agreement  relating  to  the
securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933 (the "Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

         Insofar as indemnification for liabilities arising under the Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and other Connections of Investment Manager.

         O'Shaughnessy Capital Management, Inc., the Investment Manager of the Funds, is primarily in the business of providing investment management services. Reference is made to the most recent Form ADV and schedules thereto of O'Shaughnessy Capital Management on file with the Commission (File No. 801-33868) for a description of the names and employment of the directors and officers of O'Shaughnessy Capital Management, Inc. and other required information.

Item 28. Principal Underwriters.

         (a) First Fund Distributors, Inc., acts as the Principal Underwriter for the Registrant and also acts as principal underwriter for the following investment companies:

            Advisors Series Trust
            Brandes Investment Trust
            Fleming Mutual Fund Group
            Fremont Mutual Funds
            Guinness Flight Investment Funds
            Jurika & Voyles Fund Group
            Kayne Anderson Mutual Funds
            Masters' Select Investment Trust
            PIC Investment Trust
            The Purisima Funds
            Professionally Managed Portfolios
            Rainier Investment Management Mutual Funds
            RNC Mutual Fund Group, Inc.
            UBS Private Investor Funds

         (b) Set forth below is information concerning each director and officer of First Fund Distributors, Inc.


    (1)                              (2)                          (3)
                               Positions and Offices
Name and Principal                with Principal         Position and Offices
Business Address                  Underwriter               with Registrant
----------------                  -----------               ---------------
Robert H. Wadsworth         President and Treasurer       Assistant Treasurer
4455 E. Camelback Road
Suite 261E
Phoenix, AZ  85018

Eric M. Banhazl             Vice President                None
2025 E. Financial Way
Glendora, CA  91741

Steven J. Paggioli          Vice President and             Vice President and
479 West 22nd Street             Secretary                      Secretary
New York, NY  10011

         (c)      Not applicable.

Item 28. Location of Accounts and Records.

         The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the Registrant's custodian and transfer agent at the address set forth in Part A, except those records relating to portfolio transactions and the basic organizational and corporate documents of the Registrant (see Subsections (2)(iii), (4), (5), (6), (7), (9), (10) and (11) of Rule
         31a-1(b)), which, with respect to portfolio transactions are kept by the Manager and with respect to corporate documents by its Administrator at the addresses set forth in Parts A and B.


Item 29. Management Services.

         None.


Item 30. Undertakings.

         Registrant hereby undertakes to:
         (a) furnish each person to whom a Prospectus is delivered with a copy of Registrant's latest annual request to shareholders, upon request and without charge.

                       INDEX TO EXHIBITS


Index No.           Description

99.B10              Consent of Auditors
27.1                FDS-Aggressive Growth Fund
27.2                FDS-Dogs of the Market Fund
27.3                FDS-Cornerstone Growth Fund
27.4                FDS-Cornerstone Value Fund

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to
Rule  485(b)  and  has  duly  caused  this   Post-Effective Amendment  to  the
Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Greenwich, and state of Connecticut, on the 25th day of November, 1998.


                                          O'SHAUGHNESSY FUNDS, INC.
                                              (Registrant)

                                         By:/S/ James P. O'Shaughnessy,
                                            James P. O'Shaughnessy,
                                              President


         Pursuant to the requirement of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                    Title                              Date



/S/James P. O'Shaughnessy     President (Chief Executive    November 25, 1998
James P. O'Shaughnessy        Officer) and President



/S/James P. O'Shaughnessy     Treasurer (Chief Financial    November 25, 1998
James P. O'Shaughnessy        and Accounting Officer)


/S/C. Flemming Heilmann       Director                      November 25, 1998
C. Flemming Heilmann


/S/Joseph John McAleer        Director                      November 25, 1998
Joseph John McAleer


/S/Robert E. Ix               Director                      November 25, 1998
Robert E. Ix